UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05151

J.P. Morgan Mutual Fund Group

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

John Fitzgerald

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2007 through February 29, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT FEBRUARY 29, 2008

JPMorgan Funds

Income

Funds

JPMorgan Bond Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Enhanced Income Fund
JPMorgan Real Return Fund
JPMorgan Short Term Bond Fund
JPMorgan Short Term Bond Fund II
JPMorgan Strategic Income Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Bond Fund	2
JPMorgan Emerging Markets Debt Fund	4
JPMorgan Enhanced Income Fund	6
JPMorgan Real Return Fund	8
JPMorgan Short Term Bond Fund	10
JPMorgan Short Term Bond Fund II	12
JPMorgan Strategic Income Fund	14
Schedules of Portfolio Investments	16
Financial Statements	88
Financial Highlights	110
Notes to Financial Statements	128
Report of Independent Registered Public Accounting Firm	140
Trustees	141
Officers	143
Schedule of Shareholder Expenses	144
Tax Letter	147

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
MARCH 10, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Income Funds for the 12-month period ended February 29, 2008. Inside, you’ll find in-depth information on certain of the Funds along with reports from the portfolio managers.

“Despite market volatility, disarray
in the credit and sub-prime
mortgage markets, increased risk
aversion and decelerating economic
growth, the U.S. taxable bond
market significantly outperformed
the stock market, with higher-
quality bonds leading the way.”

Bonds outpace stocks

Despite market volatility, disarray in the credit and sub-prime mortgage markets, increased risk aversion and decelerating economic growth, the U.S. taxable bond market significantly outperformed the stock market, with higher-quality bonds leading the way. Bonds, as measured by the Lehman Brothers U.S. Aggregate Index, returned 7.30% for the 12-month period, while stocks, as measured by the S&P 500 Index, returned –3.60%.

The risk aversion in U.S. markets was absent from the foreign stage, as emerging-market bonds continued to perform well. In addition, fixed income returns in developed markets offered strong returns in the period. In general, government bond markets continued to make progress due to the weakening outlook for equities in the face of an economic slowdown. Despite the decelerating economy, there was a spike in headline consumer price index inflation data, caused by strong commodity prices (particularly food and oil), which was most notable in the United States and euro zone.

Credit problems build

Problems in the credit markets emerged late in the second calendar quarter of 2007. Spread-sector (non-treasury segments) yields began increasing due to unease about credit quality in the leveraged and sub-investment-grade loan markets. Generally, when spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration U.S. Treasuries. Reduced liquidity in the markets for non-agency mortgages, high-yield debt and asset-backed securities remained the dominant theme as the period progressed. Given the high degree of uncertainty about exposure to the sub-prime mortgage market, lenders in the primary mortgage market adopted a cautious stance as investors were jolted by unfavorable news and strong volatility.

The commercial paper market impacted virtually all sectors of the fixed income markets, especially entities issuing asset-backed commercial paper. Although the spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest swings, almost every part of the market experienced volatility. In the final months of the period, several financial companies revealed large losses from sub-prime debt exposure, and the credit ratings of several monoline insurers suffered, further depressing market sentiment.

Government responds with rate cuts, stimulus package

In response to credit market and economic growth concerns, the Federal Reserve (Fed) adopted an easing campaign, while the federal government announced a stimulus plan that would send rebate checks to millions of U.S. homes.

The Fed’s actions cut interest rates by 225 basis points during the period and pushed money market yields lower throughout the year. The fed funds target ended the 12-month period at 3.00%.

The Fed’s rate cuts resulted from a shift in sentiment regarding economic growth and inflation, with the central bank’s latest policy statements indicating a greater concern about a slowing economy than the potential for rising inflation. Previously, the Fed had stated that inflation was the greater threat and the reason it kept the fed funds target unchanged at 5.25% from June 29, 2006, through September 18, 2007.

U.S. Treasury yields

As the period progressed, the government segments of the fixed income market provided more stability for investors than the volatile stock market and spread sectors (non-Treasury segments) of the bond market. In particular, investors preferred Treasury securities, which advanced 11.39% for the year, as measured by the Lehman Brothers U.S. Treasury Index. Treasury securities were the top performers in the fixed income market, while high-yield securities were the worst, as investors scaled back their appetites for risk.

The yield curve steepened on U.S. Treasuries during the year, as the shorter end experienced the greatest decline. For example, the yield on the three-year Treasury dropped from 4.55% to 1.87%, while that on the 30-year Treasury fell from 4.68% to 4.41%. Generally, interest rates and prices had an inverse relationship to one another. As demand for the safety of Treasury securities drove prices higher over the period, yields were pushed lower.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   1

JPMorgan Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	July 26, 1993
Fiscal Year End	Last Day of February
Net Assets as of 2/29/2008 (In Thousands)	$1,679,550
Primary Benchmark	Lehman Brothers U.S. Aggregate Index
Average Credit Quality	AA–
Duration	4.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Bond Fund, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity,* returned –0.46%** (Institutional Class Shares) for the 12 months ended February 29, 2008, compared to the 7.30% return for the Lehman Brothers U.S. Aggregate Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its allocation in asset-backed securities (ABS). Concerns surrounding sub-prime write-downs, questionable monoline insurance and negative ratings actions caused spreads across the entire ABS sector to widen dramatically. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. The specific ABS we selected, which were slightly more volatile than those represented in the benchmark, combined with an overweight in the ABS sector detracted from relative performance. An overweight in mortgage-backed securities also detracted from performance, as spreads throughout the mortgage market widened due to liquidity concerns, higher volatility and general risk aversion. Similarly, the Fund’s investment-grade corporate and high-yield allocations hurt returns. Spreads on investment-grade corporate bonds, in general, widened. As concerns about the credit market increased and the market’s flight to quality intensified, the high-yield bond market struggled.

On the positive side, the Fund’s yield-curve and duration positioning contributed to performance. These strategies benefited from the yield-curve steepening that occurred as the Federal Reserve continued to cut rates aggressively. The Fund’s performance also benefited from its modest position in Treasuries and agencies, which rallied in the flight-to-quality environment.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio management team balanced top-down macroeconomic themes with bottom-up security selection and interest rate management. The Fund also allocated its investments to extended sectors, such as emerging market and high-yield debt.

LONG POSITIONS PORTFOLIO COMPOSITION***

Corporate Bonds	32.3%
Collateralized Mortgage Obligations	24.9
Mortgage Pass-Through Securities	19.6
Asset-Backed Securities	8.3
Foreign Government Securities	4.7
Commercial Mortgage-Backed Securities	3.3
Options Purchased	2.0
U.S. Treasury Obligations	1.3
Others (each less than 1.0%)	2.0
Short-Term Investments	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of February 29, 2008. The Fund’s composition is subject to change.

2   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(0.60)%	3.05%	4.86%
With Sales Charge*		(4.37)	2.27	4.46
CLASS B SHARES	9/10/01
Without CDSC		(1.36)	2.27	4.30
With CDSC**		(6.36)	1.90	4.30
CLASS C SHARES	3/31/03
Without CDSC		(1.33)	2.37	4.36
With CDSC***		(2.33)	2.37	4.36
SELECT CLASS SHARES	9/10/01	(0.60)	3.07	4.85
INSTITUTIONAL CLASS SHARES	7/26/93	(0.46)	3.24	5.03
ULTRA SHARES	9/10/01	(0.34)	3.34	5.14

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 26, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the U.S. Fixed Income Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class, Class A and Class B Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A and Class B Shares (during this period, therefore, the performance of Class A and Class B Shares would have been lower). The returns for the Ultra Shares prior to their inception date reflect the performance of the Ultra feeder. The historical expenses of the Ultra feeder were similar to those of the Ultra Shares. The returns for Class C Shares prior to inception reflect the historical performance of Class B Shares which has expenses substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Bond Fund, the Lehman Brothers U.S. Aggregate Index and the Lipper Intermediate Investment Grade Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC registered, taxable and dollar denominated. The Lipper Intermediate Investment Grade Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   3

JPMorgan Emerging Markets Debt Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	April 17, 1997
Fiscal Year End	Last Day of February
Net Assets as of 2/29/2008 (In Thousands)	$300,722
Primary Benchmark	JPMorgan Emerging Markets Bond Index Global
Average Credit Quality	BB+
Duration	6.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers,* returned 4.48%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 5.51% return for the JPMorgan Emerging Markets Bond Index Global for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, as spreads widened in the Fund’s emerging markets holdings. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Concerns about recession in the U.S. economy and the health of the financial sector continued to weigh on these markets. In particular, the Fund’s positions in Venezuela, Argentina and the Ukraine detracted from performance. In Venezuela, continued high oil prices couldn’t offset the effects of political volatility ahead of a constitutional referendum, leading to a sell-off in the bond market. The Fund’s overweight in Venezuela compounded the impact. Overall, higher-volatility credits, including our Argentinean position, underperformed the market as a whole. On the positive side, the Fund’s underweight in Turkey contributed to performance. In addition, security selection in Brazil and Uruguay helped returns. Although unrest in the U.S. credit markets had an influence on emerging market debt, it did not alter the emerging market’s fundamentals. In particular, commodity prices continued to reach new highs, supporting the trade balance of most emerging market economies.

Q:	HOW WAS THE FUND MANAGED?

A:	Although we remained optimistic toward the long-term outlook of emerging markets countries, we pursued our fundamental investment process with caution, given the volatility in the market. We continued to rely on our sector-specialist teams to identify relative-value security selection opportunities in an effort to overweight undervalued issues and underweight overvalued issues. Throughout the one-year period, we positioned the Fund with a bias toward countries with the potential to be strongly insulated from a higher-rate environment, including those we believed unlikely to require current financing. We also favored commodity-exporting countries and those with trade surpluses.

PORTFOLIO COMPOSITION***

Foreign Government Securities	73.6%
Corporate Bonds	20.1
U.S. Treasury Obligations	2.2
Others (each less than 1.0%)	0.8
Short-Term Investment	3.3

SUMMARY OF INVESTMENTS BY COUNTRY***

Russia	14.4%
Brazil	13.0
Venezuela	10.4
Argentina	10.0
Ukraine	7.1
United States	5.5
Turkey	5.4
Philippines	3.8
Colombia	3.4
Mexico	3.3
Dominican Republic	3.0
Guatemala	2.9
Indonesia	2.7
Peru	2.4
Egypt	1.8
Costa Rica	1.4
Chile	1.4
Uruguay	1.2
El Salvador	1.1
Trinidad & Tobago	1.1
Ghana	1.1
Others (each less than 1.0%)	3.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

4   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/30/06
Without Sales Charge		4.22%	13.84%	10.80%
With Sales Charge*		0.31	12.98	10.39
CLASS C SHARES	6/30/06
Without CDSC		3.63	13.65	10.71
With CDSC**		2.63	13.65	10.71
CLASS R5 SHARES***	5/15/06	4.67	14.03	10.90
SELECT CLASS SHARES	4/17/97	4.48	13.95	10.86

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

***	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of the Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, the JPMorgan Emerging Markets Bond Index Global and the Lipper Emerging Markets Debt Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the JPMorgan Emerging Markets Bond Index Global does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Debt Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The JPMorgan Emerging Markets Bond Index Global is a broad-based, unmanaged index which tracks total return for external currency denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The index is administered by JPMorgan Securities Inc., an affiliate of the advisor. The Lipper Emerging Markets Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   5

JPMorgan Enhanced Income Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 2001
Fiscal Year End	Last Day of February
Net Assets as of 2/29/2008 (In Thousands)	$103,178
Primary Benchmark	Merrill Lynch USD LIBOR 3 Month Constant Maturity Index
Average Credit Quality	AA
Duration	0.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Enhanced Income Fund, which seeks to provide high current income consistent with principal preservation,* returned –2.53%** (Institutional Class Shares) for the 12 months ended February 29, 2008, compared to the 5.74% return for the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its allocation in asset-backed securities (ABS). Concerns surrounding sub-prime writedowns, questionable monoline insurance and negative ratings actions caused spreads on all ABS to widen dramatically. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. The Fund’s exposure to certain sub-prime ABS securities performed poorly even though most had quality ratings of AAA and AA. An overweight in mortgage-backed securities also detracted from performance, as spreads widened throughout the sector due to liquidity concerns, higher volatility and general risk aversion. Similarly, the Fund’s investment-grade corporate allocation also hindered performance, as spreads generally widened. On the positive side, the Fund’s performance benefited from hedging strategies we implemented to manage the risks associated with spread-widening in the mortgage-backed securities and collateralized mortgage obligation markets.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to balance top-down macroeconomic themes with bottom-up security selection, using interest rate management. We also attempted to utilize allocations in a broad range of sectors and tactically manage duration. The Fund typically maintained a duration of 1.5 years or less.

LONG POSITIONS PORTFOLIO COMPOSITION***

Corporate Bonds	24.8%
Asset-Backed Securities	18.7
Collateralized Mortgage Obligations	14.1
Mortgage Pass-Through Securities	5.2
Commercial Mortgage-Backed Securities	1.7
Others (each less than 1.0%)	1.5
Short-Term Investments	34.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of February 29, 2008. The Fund’s composition is subject to change.

6   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
INSTITUTIONAL CLASS SHARES	11/30/01	(2.53)%	1.78%	1.81%

LIFE OF FUND PERFORMANCE (11/30/01 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2001.

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Enhanced Income Fund and the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index from November 30, 2001 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch USD LIBOR 3 Month Constant Maturity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The Merrill Lynch USD LIBOR 3 Month Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar denominated deposits. LIBOR is an abbreviation for the “London Interbank Offered Rate”. Similar to the Fed Funds Rate, it represents the rate at which banks are willing to loan each other reserves. The LIBOR is an average of the rate charged on dollar-denominated deposits traded between banks in London. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   7

JPMorgan Real Return Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 1, 2005
Fiscal Year End	Last Day of February
Net Assets as of 2/29/2008 (In Thousands)	$77,695
Primary Benchmark	Lehman Brothers U.S. TIPS Index
Average Credit Quality	AAA
Duration	7.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Real Return Fund, which seeks to maximize inflation protected return,* returned 12.16%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 14.88% return for the Lehman Brothers U.S. TIPS Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its exposure to mortgage-backed securities (MBS) and asset-backed securities (ABS). In particular, an overweight in MBS detracted from performance, as spreads throughout the mortgage market widened in the wake of liquidity concerns, higher volatility and general risk aversion. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. Spreads also widened dramatically for the Fund’s ABS, which hurt returns as the ABS market responded to news of sub-prime write-downs, questionable monoline insurance and ratings downgrades. The specific ABS we selected, which were slightly more volatile than those represented in the benchmark, combined with an overweight in the ABS sector detracted from relative performance.

On the positive side, an overweight in Treasury Inflation-Protected Securities (TIPS) contributed to performance. TIPS outperformed on expectations of rising inflation. Increased commodity and food prices, and strong demand for government securities stemming from recession fears and waning liquidity fueled inflation fears. In addition, the Fund’s yield-curve and duration positioning were beneficial to performance. These strategies benefited from the yield-curve steepening that occurred as the Federal Reserve continued to cut rates aggressively.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to seek opportunistic, relative-value investments in inflation-linked (TIPS) and non-inflation linked securities, domestically and globally. We balanced top-down macroeconomic themes with bottom-up security selection. In addition, we employed interest rate management as part of our investment and risk management strategy.

LONG POSITIONS PORTFOLIO COMPOSITION***

U.S. Treasury Obligations	72.3%
Mortgage Pass-Through Securities	13.0
Collateralized Mortgage Obligations	5.1
Options Purchased	1.7
Corporate Bonds	1.6
Asset-Backed Securities	1.5
Others (each less than 1.0%)	0.6
Short-Term Investments	4.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of February 29, 2008. The Fund’s composition is subject to change.

8   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/1/05
Without Sales Charge		11.83%	5.00%
With Sales Charge*		7.67	3.40
CLASS C SHARES	9/1/05
Without CDSC		11.24	4.45
With CDSC**		10.24	4.45
SELECT CLASS SHARES	9/1/05	12.15	5.28
INSTITUTIONAL CLASS SHARES	9/1/05	12.32	5.44

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/1/05 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 1, 2005.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Real Return Fund, Lehman Brothers U.S. TIPS Index and Lipper Treasury Inflation Protected Securities Funds Index from September 1, 2005 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month preceding the Fund’s inception. The performance of the Lehman Brothers U.S. TIPS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Treasury Inflation Protected Securities Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Lipper Treasury Inflation Protected Securities Funds Index is an index based on total returns of the 30 largest mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   9

JPMorgan Short Term Bond Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 13, 1993
Fiscal Year End	Last Day of February
Net Assets as of 2/29/2008 (In Thousands)	$1,071,994
Primary Benchmark	Merrill Lynch 1–3 Year Treasury Index
Average Credit Quality	AA
Duration	1.8 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund, which seeks to provide high total return, consistent with low volatility of principal,* returned 1.73%** (Institutional Class Shares) for the 12 months ended February 29, 2008, compared to the 9.17% return for the Merrill Lynch 1–3 Year Treasury Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its allocation in asset-backed securities (ABS). Concerns surrounding sub-prime writedowns, questionable monoline insurance and negative ratings actions caused spreads on all ABS to widen dramatically. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. The Fund’s exposure to certain sub-prime ABS securities performed poorly, even though most had quality ratings of AAA and AA. The Fund’s allocation to investment-grade corporate bonds also detracted from performance, as spreads on these securities generally widened. The Fund’s position in commercial mortgage-backed securities also suffered from sector-wide spread-widening, stemming from continued economic uncertainty and general risk aversion.

On the positive side, the Fund’s performance benefited from hedging strategies we implemented to manage the risks associated with corporate spread-widening. The Fund also benefited from favorable yield-curve and duration positioning, as the yield curve steepened during the period due to the Federal Reserve’s aggressive rate cuts.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to balance top-down macroeconomic themes with bottom-up security selection. In addition, we employed interest rate management as part of our investment and risk management strategies.

LONG POSITIONS PORTFOLIO COMPOSITION***

Corporate Bonds	28.7%
Asset-Backed Securities	17.5
U.S. Treasury Obligations	13.4
Mortgage Pass-Through Securities	12.2
U.S. Government Agency Securities	9.0
Collateralized Mortgage Obligations	7.8
Commercial Mortgage-Backed Securities	7.3
Options Purchased	1.0
Others (each less than 1.0%)	0.2
Short-Term Investments	2.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of February 29, 2008. The Fund’s composition is subject to change.

10   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		1.37%	1.99%	3.82%
With Sales Charge*		(0.92)	1.53	3.58
SELECT CLASS SHARES	9/10/01	1.58	2.19	3.96
INSTITUTIONAL CLASS SHARES	9/13/93	1.73	2.42	4.22

*	Sales Charge for Class A Shares is 2.25%

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 13, 1993 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Short Term Bond Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class and Class A Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Short Term Bond Fund, the Merrill Lynch 1–3 Year Treasury Index and the Lipper Short Investment Grade Bond Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Merrill Lynch 1–3 Year Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 1–3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index. The maturity range on these securities is from one to three years. The Lipper Short Investment Grade Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   11

JPMorgan Short Term Bond Fund II

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 30, 1990
Fiscal Year End	Last Day of February
Net Assets as of 2/29/2008 (In Thousands)	$249,797
Primary Benchmark	Lehman Brothers 1–3 Year U.S. Government Bond Index
Average Credit Quality	AA
Duration	1.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Bond Fund II, which seeks a high level of income, consistent with preservation of capital,* returned 3.14%** (Select Class Shares) for the 12 months ended February 29, 2008, compared to the 8.86% return for the Lehman Brothers 1–3 Year U.S. Government Bond Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its allocation in asset-backed securities (ABS). Concerns surrounding sub-prime writedowns, questionable monoline insurance and negative ratings actions caused spreads on all ABS to widen dramatically. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. The Fund’s exposure to certain sub-prime ABS securities performed poorly, even though most had quality ratings of AAA and AA. The Fund’s allocation in investment-grade corporate bonds also experienced spread-widening, as the entire sector fell victim to worries surrounding monoline insurers, commercial real estate and macroeconomic weakness. In addition, the Fund’s holdings in commercial mortgage-backed securities (CMBS) detracted from performance. Continued economic uncertainty and general risk aversion led to spread widening throughout the CMBS market.

On the positive side, the Fund benefited from its yield-curve and duration strategies, which responded favorably to the period’s yield-curve steepening stemming from the Federal Reserve’s aggressive rate cuts. The Fund also realized positive results from hedging strategies we implemented to protect against the risks associated with spread widening in the collateralized mortgage obligations market.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to balance top-down macroeconomic themes with bottom-up security selection across a global set of opportunities. We also employed interest rate management as part of our investment and risk management strategies. In addition, we utilized allocations in a broad range of sectors, including emerging market debt, while tactically managing duration.

PORTFOLIO COMPOSITION***

Corporate Bonds	31.1%
Asset-Backed Securities	18.5
Commercial Mortgage-Backed Securities	11.8
Collateralized Mortgage Obligations	10.5
Mortgage Pass-Through Securities	7.6
U.S. Government Agency Securities	7.1
Foreign Government Securities	1.9
Others (each less than 1.0%)	1.6
Short-Term Investments	9.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of February 29, 2008. The Fund’s composition is subject to change.

12   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/6/96
Without Sales Charge		2.88%	2.11%	3.74%
With Sales Charge*		0.53	1.64	3.50
CLASS M SHARES	7/1/99
Without Sales Charge		2.53	1.85	3.52
With Sales Charge**		0.99	1.54	3.36
SELECT CLASS SHARES	11/30/90	3.13	2.39	4.04

*	Sales Charge for Class A Shares is 2.25%.

**	Sales Charge for Class M Shares is 1.50%.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class M Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of the Class M Shares would have been lower than shown because Class M Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Short Term Bond Fund II, the Lehman Brothers 1–3 Year U.S. Government Bond Index and the Lipper Short Investment Grade Bond Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestments of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–3 Year U.S. Government Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Investment Grade Bond Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers 1–3 Year U.S. Government Bond Index is an unmanaged index composed of all bonds covered by the Government Bond Index with maturities of one to three years. The Lipper Short Investment Grade Bond Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   13

JPMorgan Strategic Income Fund

FUND COMMENTARY
AS OF FEBRUARY 29, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 17, 1997
Fiscal Year End	Last Day of February
Net Assets as of 2/29/2008 (In Thousands)	$15,274
Primary Benchmark	Lehman Brothers U.S. Aggregate Index
Average Credit Quality	AA–
Duration	4.4 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Income Fund, which seeks to provide high total return primarily from a portfolio of fixed income investments of foreign and domestic issuers and counterparties,* returned 0.53%** (Institutional Class Shares) for the 12 months ended February 29, 2008, compared to the 7.30% return for the Lehman Brothers U.S. Aggregate Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to its allocations in asset-backed securities (ABS) and mortgage-backed securities (MBS).

Concerns surrounding sub-prime write-downs, questionable monoline insurance and ratings downgrades caused spreads to widen dramatically across the entire ABS sector. Generally, when spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries. The specific ABS we selected, which were slightly more volatile than those represented in the benchmark, combined with an overweight in the ABS sector detracted from relative performance. An overweight in MBS also detracted from performance, as spreads throughout the mortgage market widened due to liquidity concerns, higher volatility and general risk aversion. Similarly, the Fund’s investment-grade corporate bond allocation hurt returns, as spreads on investment-grade corporate bonds, in general, widened.

On the positive side, our yield-curve and duration positioning contributed to performance. These strategies benefited from the yield-curve steepening that occurred as the Federal Reserve continued to cut rates aggressively. The Fund’s performance also gained from its modest position in U.S. Treasuries and agencies, which rallied in the flight-to-quality environment.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to balance top-down macroeconomic themes with bottom-up security selection across a global set of opportunities. In addition, we employed interest-rate-management strategies, including allocations to actively managed higher-volatility sectors.

LONG POSITIONS PORTFOLIO COMPOSITION***

Mortgage Pass-Through Securities	26.0%
Corporate Bonds	24.3
Foreign Government Securities	11.3
Collateralized Mortgage Obligations	6.5
Private Placements	6.1
U.S. Treasury Obligations	5.4
Asset-Backed Securities	2.8
Commercial Mortgage Backed Securities	2.0
Others (each less than 1.0%)	0.8
Short-Term Investments	14.8

LONG POSITIONS SUMMARY OF
INVESTMENTS BY COUNTRY***

United States	78.4%
Russia	2.5
Mexico	2.0
Dominican Republic	1.9
Luxembourg	1.9
United Kingdom	1.8
Iceland	1.7
Ghana	1.6
Cayman Islands	1.0
Others (each less than 1.0%)	7.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of February 29, 2008. The Fund’s composition is subject to change.

14   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 29, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		0.02%	4.78%	4.30%
With Sales Charge*		(3.73)	3.98	3.91
CLASS B SHARES	2/19/05
Without CDSC		(0.41)	4.47	4.15
With CDSC**		(5.41)	4.13	4.15
CLASS C SHARES	2/19/05
Without CDSC		(0.39)	4.48	4.15
With CDSC***		(1.39)	4.48	4.15
SELECT CLASS SHARES	9/10/01	0.38	5.04	4.50
INSTITUTIONAL CLASS SHARES	3/17/97	0.53	5.33	4.82

*	Sales Charge for Class A Shares is 3.75%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/98 TO 2/29/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective June 16, 2006, the Fund’s investment objective and strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current objective and strategies.

The Fund commenced operations on March 17, 1997 and prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Global Strategic Income Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class and Class A Shares prior to their inception date reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A Shares (during this period, therefore, the performance of Class A Shares would have been lower). Returns for Class B and Class C Shares prior to inception dates are based on the performance of Class A Shares which has lower expenses to those of Class B and Class C Shares (during this period, therefore, the performance of Class B and Class C Shares would have been lower).

The graph illustrates comparative performance for $3,000,000 invested in the Institutional Class Shares of the JPMorgan Strategic Income Fund, the Lehman Brothers U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Index from February 28, 1998 to February 29, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Sector Income Funds Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC registered, taxable and dollar denominated. The Lipper Multi-Sector Income Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   15

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 118.3%
	Asset-Backed Securities — 10.2%
5,000	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, FRN, 3.32%, 04/25/36 (m)	4,386
923	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 3.62%, 02/15/12 (e) (m)	921
1,450	Bank of America Credit Card Trust, Series 2006-C4, Class C4, FRN, 3.35%, 11/15/11 (m)	1,390
	Capital One Auto Finance Trust,
1,243	Series 2004-A, Class A4, FRN, 3.22%, 03/15/11 (m)	1,240
8,000	Series 2007-B, Class A3A, 5.03%, 04/15/12 (m)	7,799
	Capital One Prime Auto Receivables Trust,
1,500	Series 2005-1, Class A4, FRN, 3.14%, 04/15/11 (m)	1,493
4,963	Series 2007-1, Class A2, 5.43%, 02/15/10 (m)	5,004
	Carmax Auto Owner Trust,
5,000	Series 2006-1, Class A4, 5.41%, 06/15/11 (m)	5,165
5,000	Series 2007-1, Class A4, 5.24%, 06/15/12 (m)	5,176
	Citibank Credit Card Issuance Trust,
1,555	Series 2004-A8, Class A8, 4.90%, 12/12/16 (m)	1,560
1,145	Series 2005-A9, Class A9, 5.10%, 11/20/17 (m)	1,147
9,950	Series 2006-C4, Class C4, FRN, 4.44%, 01/09/12 (m)	9,319
	Citigroup Mortgage Loan Trust, Inc.,
1,300	Series 2003-HE3, Class A, FRN, 3.52%, 12/25/33 (m)	1,075
5,122	Series 2007-AHL2, Class A3A, FRN, 3.21%, 05/25/37 (m)	4,903
600	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	601
	Countrywide Asset Backed Certificates,
4,133	Series 2003-5, Class MF1, VAR, 5.41%, 01/25/34 (m)	3,854
18	Series 2004-1, Class 3A, FRN, 3.42%, 04/25/34 (m)	16
1,320	Series 2004-1, Class M1, FRN, 3.64%, 03/25/34 (m)	1,162
1,080	Series 2004-1, Class M2, FRN, 3.69%, 03/25/34 (m)	937
511	Series 2005-3, Class AF3, VAR, 4.82%, 09/25/31 (m)	511
940	Series 2005-11, Class AF3, VAR, 4.78%, 02/25/36 (m)	889
	Countrywide Home Equity Loan Trust,
282	Series 2004-I, Class A, FRN, 3.41%, 05/15/29 (m)	257
336	Series 2004-K, Class 2A, FRN, 3.42%, 11/15/29 (m)	298
49	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF1, SUB, 5.46%, 01/25/36 (m)	49
	Ford Credit Auto Owner Trust,
1,210	Series 2006-B, Class A2A, 5.42%, 07/15/09 (m)	1,213
5,000	Series 2006-C, Class A3, 5.16%, 11/15/10 (m)	5,110
4,000	Series 2007-A, Class A2A, 5.42%, 04/15/10 (m)	4,045
728	GE Equipment Small Ticket LLC, Series 2005-1A, Class A3, 4.38%, 07/22/09 (e) (m)	731
	GSAMP Trust,
17	Series 2004-OPT, Class A1, FRN, 3.48%, 11/25/34 (m)	15
1,194	Series 2005-WMC2, Class A2B, FRN, 3.40%, 11/25/35 (m)	1,172
10,000	Harley-Davidson Motorcycle Trust, Series 2007-1, Class A3, 5.22%, 03/15/12 (m)	10,230
6,412	Helios Finance LP (Cayman Islands), Series 2007-S1, Class B1, FRN, 3.82%, 10/20/14 (e) (i)	5,817
1,465	Home Equity Asset Trust, Series 2005-8, Class M2, FRN, 3.59%, 02/25/36 (m)	1,129
5,000	HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class 2A3, FRN, 3.33%, 01/25/36 (m)	4,156
	K2 (USA) LLC,
8,000	Series 2, VAR, 5.61%, 02/15/11 (f) (i) (s) (v)	1,786
9,000	Series 2007-2D, VAR, 5.81%, 02/15/10 (f) (i) (s) (v)	2,009
8,500	Series 2007-2I, VAR, 5.81%, 02/15/10 (f) (i) (s) (v)	1,897
9,000	Series 2007-2J, VAR, 5.81%, 02/15/11 (f) (i) (s) (v)	2,009
2,500	VAR, 5.62%, 02/15/10 (f) (i) (s) (v)	558
1,074	Lehman XS Trust, Series 2005-7N, Class 1A1A, FRN, 3.41%, 11/25/35 (m)	923
3,100	Links Finance LLC, FRN, 5.24%, 09/15/08 (e) (f) (i) (s)	930
	Long Beach Mortgage Loan Trust,
2,000	Series 2003-4, Class M1, FRN, 3.82%, 08/25/33 (m)	1,723
2,030	Series 2004-1, Class M1, FRN, 3.64%, 02/25/34 (m)	1,831
1,360	Series 2004-1, Class M2, FRN, 3.69%, 02/25/34 (m)	1,202
1,500	Series 2004-3, Class M1, FRN, 3.71%, 07/25/34 (m)	1,316
	MASTR Asset Backed Securities Trust,
3,041	Series 2006-AB1, Class A1, FRN, 3.28%, 02/25/36 (m)	2,980

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
5,000	Series 2006-NC1, Class A3, FRN, 3.33%, 01/25/36 (m)	4,585
3,000	MBNA Credit Card Master Note Trust, Series 2001-C2, Class C2, FRN, 4.27%, 12/15/10 (e) (m)	3,000
5,000	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, FRN, 3.34%, 01/25/37 (m)	4,691
8,000	Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV2, FRN, 3.27%, 06/25/37 (m)	7,165
	New Century Home Equity Loan Trust,
1,350	Series 2005-1, Class M1, FRN, 3.59%, 03/25/35 (m)	1,223
320	Series 2005-B, Class A2B, FRN, 3.32%, 10/25/35 (m)	318
4,000	Newcastle Mortgage Securities Trust, Series 2006-1, Class A2, FRN, 3.26%, 03/25/36 (m)	3,922
	Option One Mortgage Loan Trust,
507	Series 2003-1, Class A2, FRN, 3.98%, 02/25/33 (m)	470
311	Series 2003-5, Class A2, FRN, 3.46%, 08/25/33 (m)	288
5,307	Series 2007-4, Class 2A1, FRN, 3.23%, 04/25/37 (m)	5,021
2,000	Peco Energy Transition Trust, Series 2000-A, Class A3, 7.63%, 03/01/10 (m)	2,081
2,650	PSE&G Transition Funding LLC, Series 2001-1, Class A6, 6.61%, 06/15/15 (m)	2,932
	Residential Asset Mortgage Products, Inc.,
3,550	Series 2005-EFC5, Class M1, FRN, 3.54%, 10/01/35 (m)	3,089
1,838	Series 2006-RS1, Class AI2, FRN, 3.37%, 01/25/36 (m)	1,706
	Residential Asset Securities Corp.,
297	Series 2002-KS4, Class AIIB, FRN, 3.64%, 07/25/32 (m)	270
478	Series 2003-KS5, Class AIIB, FRN, 3.72%, 07/25/33 (m)	409
4,870	Series 2005-KS10, Class M1, FRN, 3.55%, 11/25/35 (m)	4,362
540	Specialty Underwriting & Residential Finance, Series 2005-BC3, Class A2B, FRN, 3.39%, 06/25/36 (m)	538
6,365	Structured Asset Securities Corp., Series 2006-WF2, Class M2, FRN, 3.43%, 07/25/36 (m)	3,020
7,855	Triad Auto Receivables Owner Trust, Series 2006-C, Class A3, 5.26%, 11/14/11 (m)	7,805
	Wachovia Asset Securitization, Inc.,
658	Series 2002-HE2, Class A, FRN, 3.57%, 12/25/32 (m)	621
412	Series 2003-HE3, Class A, FRN, 3.39%, 11/25/33 (m)	370
918	Wachovia Auto Loan Owner Trust, Series 2006-1, Class A2, 5.28%, 04/20/10 (e) (m)	920
	Total Asset-Backed Securities (Cost $212,498)	170,740
	Collateralized Mortgage Obligations — 30.6%
	Agency CMO — 5.7%
	Federal Home Loan Mortgage Corp., REMICS,
392	Series 2508, Class PE, 5.50%, 05/15/28 (m)	394
7,122	Series 2564, Class LS, IF, IO, 4.53%, 01/15/17 (m)	507
3,220	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	268
10,486	Series 2701, Class ST, IF, IO, 3.88%, 08/15/21 (m)	727
1,839	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	36
2,557	Series 2772 Class GI, IO, 5.00%, 11/15/22 (m)	80
6,407	Series 2779, Class SM, IF, IO, 4.03%, 10/15/18 (m)	554
1,916	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	51
24,154	Series 2791, Class SI, IF, IO, 4.03%, 12/15/31 (m)	1,787
19,751	Series 2813, Class SB, IF, IO, 3.93%, 02/15/34 (m)	1,598
15,111	Series 2861, Class GS, IF, IO, 4.08%, 01/15/21 (m)	665
6,162	Series 2891, Class LI, IO, 5.00%, 06/15/24 (m)	248
7,207	Series 2894, Class S, IF, IO, 4.08%, 03/15/31 (m)	568
4,768	Series 2931, Class GA, 5.00%, 11/15/28 (m)	4,882
4,172	Series 2971, Class Pl, IO, 5.50%, 03/15/26 (m)	220
570	Series 2980, Class QB, 6.50%, 05/15/35 (m)	606
7,969	Series 3029, Class S, IF, IO, 4.08%, 08/15/35 (m)	1,011
7,551	Series 3149, Class IU, IO, 6.00%, 09/15/25 (m)	432
15,774	Series 3174, Class SA, IF, IO, 4.58%, 04/15/36 (m)	1,507
28,602	Series 3199, Class AD, 6.50%, 12/15/33 (m)	29,445
46,557	Series 3316, Class SB, IF, IO, 4.08%, 08/15/35 (m)	5,922
	Federal Home Loan Mortgage Corp., STRIPS,
17,254	Series 237, Class S22, IF, IO, 4.03%, 05/15/36 (m)	2,107
4,035	Series 248, Class IO, IO, 5.50%, 07/15/37 (m)	920

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   17

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Agency CMO — Continued
	Federal National Mortgage Association, REMICS,
5,741	Series 2004-61, Class TS, IF, IO, 3.97%, 10/25/31 (m)	342
4,442	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	364
1,590	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	1,631
6,773	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	6,942
17,245	Series 2006-78, Class BC, 6.50%, 01/25/34 (m)	17,709
3,289	Series 2007-50, Class CS, IF, 20.02%, 09/25/32 (m)	3,388
40,261	Series 2007-55, Class S, IF, IO, 3.63%, 06/25/37 (m)	3,389
	Federal National Mortgage Association, STRIPS,
2,821	Series 370, Class 2, IO, 6.00%, 06/01/36 (m)	599
5,303	Series 372, Class 2, IO, 6.00%, 08/01/36 (m)	1,121
16,194	Series 378, Class 5, IO, 5.00%, 07/01/36 (m)	3,432
	Federal National Mortgage Association Whole Loan,
156	Series 2003-W3, Class 2A5, 5.36%, 06/25/42 (m)	164
2,050	Series 2003-W6, Class 1A41, 5.40%, 10/25/42 (m)	2,150
	Government National Mortgage Association,
339	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	4
2,184	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	38
		95,808
	Non-Agency CMO — 24.9%
	Adjustable Rate Mortgage Trust,
296	Series 2005-4, Class 7A2, FRN, 3.37%, 08/25/35 (m)	264
1,393	Series 2005-5, Class 6A21, FRN, 3.37%, 09/25/35 (m)	1,216
244	Series 2005-6A, Class 2A1, FRN, 3.45%, 11/25/35 (m)	215
9,885	American Home Mortgage Assets, Series 2006-2, Class 2A1, FRN, 3.33%, 09/25/46 (m)	8,348
2,188	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A1, 5.50%, 12/25/33 (m)	2,207
29,551	CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1A4, 6.00%, 11/25/36 (m)	28,815
	Countrywide Alternative Loan Trust,
4,207	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	4,003
3,485	Series 2005-51, Class 1A1, FRN, 3.43%, 11/20/35 (m)	3,165
8,598	Series 2006-OA1, Class 2A1, FRN, 3.32%, 03/20/46 (m)	7,000
10,974	Series 2006-OA2, Class A1, FRN, 3.32%, 05/20/46 (m)	9,391
2,972	Series 2006-OA9, Class 1A1, FRN, 3.31%, 07/20/46 (m)	2,502
2,868	Series 2006-OA9, Class 2A1B, FRN, 3.31%, 07/20/46 (m)	2,415
9,360	Series 2006-OA10, Class 3A1, FRN, 3.33%, 08/25/46 (m)	8,106
4,337	Series 2006-OA12, Class A2, FRN, 3.32%, 09/20/46 (m)	3,474
8,899	Series 2006-OA19, Class A1, FRN, 3.29%, 02/20/47 (m)	7,541
23,689	Series 2007-18CB, Class 2A25, 6.00%, 08/25/37 (m)	20,136
11,889	Series 2007-OH1, Class A1D, FRN, 3.35%, 04/25/47 (m)	10,018
7,955	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	7,937
	CS First Boston Mortgage Securities Corp.,
385	Series 2003-29, Class 7A1, 6.50%, 12/25/33 (m)	380
1,825	Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	1,845
6,000	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR1, Class 1A2, FRN, 3.35%, 02/25/36 (m)	5,606
8,768	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR6, Class 2A1A, FRN, 3.41%, 10/19/45 (m)	8,090
3,000	Granite Master Issuer plc (United Kingdom), Series 2006-2, Class A4, FRN, 3.93%, 12/20/54 (m)	2,844
	Greenpoint Mortgage Funding Trust,
951	Series 2005-AR4, Class 4A1A, FRN, 3.45%, 10/25/45 (m)	866
12,179	Series 2006-OH1, Class A1, FRN, 3.32%, 01/25/37 (m)	10,781
	Harborview Mortgage Loan Trust,
3,664	Series 2005-3, Class 2A1A, FRN, 3.36%, 06/19/35 (m)	3,442
963	Series 2005-8, Class 1A2A, FRN, 3.45%, 09/19/35 (m)	862
5,068	Series 2005-13, Class 2A11, FRN, 3.40%, 02/19/36 (m)	4,652
2,263	Series 2006-8, Class 2A1A, FRN, 3.30%, 07/21/36 (m)	1,931

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Indymac Index Mortgage Loan Trust,
746	Series 2004-AR7, Class A1, FRN, 3.58%, 09/25/34 (m)	684
735	Series 2005-AR14, Class 2A1A, FRN, 3.44%, 08/25/35 (m)	664
9,419	Series 2006-AR2, Class 1A1A, FRN, 3.36%, 04/25/46 (m)	8,175
23,105	Series 2006-AR2, Class 4A1, VAR, 5.94%, 09/25/36 (m)	23,290
13,014	Lehman Mortgage Trust, Series 2007-8, Class 2A1, 6.50%, 09/25/37 (m)	13,514
904	Medallion Trust (Australia), Series 2004-1G, Class A1, FRN, 3.22%, 05/25/35 (m)	810
4,125	Permanent Master Issuer plc (United Kingdom), Series 2006-1, Class 2A, FRN, 4.30%, 10/17/15 (m)	4,111
	RESI Finance LP (Cayman Islands),
6,325	Series 2003-C, Class B3, FRN, 4.57%, 09/10/35 (e) (m)	5,817
1,211	Series 2003-C, Class B4, FRN, 4.77%, 09/10/35 (e) (m)	1,146
1,342	Series 2003-D, Class B3, FRN, 4.47%, 12/10/35 (e) (m)	1,216
1,942	Series 2003-D, Class B4, FRN, 4.67%, 12/10/35 (e) (m)	1,782
2,298	Series 2005-A, Class B3, FRN, 3.75%, 03/10/37 (e) (m)	1,769
769	Series 2005-A, Class B4, FRN, 3.85%, 03/10/37 (e) (m)	556
	Residential Accredit Loans, Inc.,
849	Series 2005-QO4, Class 2A1, FRN, 3.42%, 12/25/45 (m)	769
6,555	Series 2006-QS11, Class 1A1, 6.50%, 08/25/36 (m)	6,659
41,059	Residential Funding Mortgage Securities I, Series 2007-S8, Class 1A1, 6.00%, 09/25/37 (m)	40,354
197	SACO I, Inc., Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (i)	198
	Structured Asset Mortgage Investments, Inc.,
1,120	Series 2005-AR2, Class 2A1, FRN, 3.37%, 05/25/45 (m)	1,029
7,420	Series 2006-AR1, Class 3A1, FRN, 3.37%, 02/25/36 (m)	6,094
	WaMu Mortgage Pass Through Certificates,
692	Series 2005-AR2, Class 2A21, FRN, 3.47%, 01/25/45 (m)	626
1,081	Series 2005-AR9, Class A1A, FRN, 3.46%, 07/25/45 (m)	1,006
1,161	Series 2005-AR15, Class A1A1, FRN, 3.40%, 11/25/45 (m)	1,054
695	Series 2005-AR17, Class A1A1, FRN, 3.41%, 12/25/45 (m)	632
6,067	Series 2007-HY4, Class 5A1, VAR, 5.67%, 11/25/36 (m)	6,120
1,331	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR6, Class 1A, FRN, 3.33%, 07/25/46 (m)	1,148
	Wells Fargo Mortgage Backed Securities Trust,
1,727	Series 2003-2, Class A6, 5.25%, 03/25/18 (m)	1,762
18,769	Series 2003-M, Class A1, FRN, 4.71%, 12/25/33 (m)	18,319
3,076	Series 2006-AR3, Class A1, FRN, 5.70%, 03/25/36 (m)	3,093
34,685	Series 2007-10, Class 1A1, 6.00%, 07/25/37 (m)	34,783
31,012	Series 2007-11, Class A96, 6.00%, 08/25/37 (m)	30,983
32,035	Series 2007-AR4, Class A1, VAR, 6.01%, 08/25/37 (m)	32,179
		418,394
	Total Collateralized Mortgage Obligations (Cost $529,873)	514,202
	Commercial Mortgage-Backed Securities — 4.1%
	Bear Stearns Commercial Mortgage Securities,
4,655	Series 2005-PWR9, Class A4A, 4.87%, 09/11/42 (m) (y)	4,374
4,155	Series 2005-T18, Class A4, VAR, 4.93%, 02/13/42 (m) (y)	3,920
2,515	Series 2005-T20, Class A4A, VAR, 5.15%, 10/12/42 (m) (y)	2,415
5,000	Series 2006-PW12, Class A4, VAR, 5.71%, 09/11/38 (m) (y)	4,901
10,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, VAR, 5.77%, 06/10/46 (m)	9,834
17,235	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A3, VAR, 5.81%, 09/15/39 (m)	16,532
	Greenwich Capital Commercial Funding Corp.,
5,405	Series 2005-GG3, Class A4, VAR, 4.80%, 08/10/42 (m)	5,100
5,405	Series 2005-GG3, Class AJ, VAR, 4.86%, 08/10/42 (m)	4,470
	LB-UBS Commercial Mortgage Trust,
105	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	104
2,170	Series 2006-C1, Class A4, 5.16%, 02/15/31 (m)	2,044

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   19

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — Continued
4,060	Series 2006-C4, Class A4, VAR, 5.88%, 06/15/38 (m)	4,020
6,106	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, FRN, 3.24%, 09/15/21 (e) (m)	5,856
2,610	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.66%, 05/12/39 (m)	2,552
1,755	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.92%, 03/12/35 (m)	1,680
370	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A4, VAR, 5.08%, 03/15/42 (m)	353
	Total Commercial Mortgage-Backed Securities (Cost $71,612)	68,155
	Corporate Bonds — 39.7%
	Aerospace & Defense — 0.3%
1,145	L-3 Communications Corp., 5.88%, 01/15/15 (m)	1,114
3,500	United Technologies Corp., FRN, 3.15%, 06/01/09 (m)	3,484
		4,598
	Auto Components — 0.2%
13	Goodyear Tire & Rubber Co. (The), 9.00%, 07/01/15 (m)	14
1,295	Tenneco, Inc., 8.13%, 11/15/15 (e) (m)	1,298
	TRW Automotive, Inc.,
800	7.00%, 03/15/14 (e) (m)	738
825	7.25%, 03/15/17 (e) (m)	751
		2,801
	Automobiles — 0.8%
	Daimler Finance North America LLC,
10,280	5.88%, 03/15/11 (m)	10,729
3,425	FRN, 5.54%, 03/13/09 (m)	3,400
		14,129
	Beverages — 0.1%
1,850	Constellation Brands, Inc., 7.25%, 09/01/16 (m)	1,790
	Capital Markets — 4.7%
1,900	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	1,872
7,070	Bear Stearns Cos., Inc. (The), FRN, 3.19%, 05/18/10 (m) (y)	6,485
	Credit Suisse USA, Inc.,
1,845	5.50%, 08/16/11 (m)	1,935
2,000	FRN, 3.09%, 06/05/09 (m)	1,993
	Goldman Sachs Group, Inc. (The),
3,865	5.95%, 01/15/27 (m)	3,443
4,125	6.75%, 10/01/37 (m)	3,851
3,525	FRN, 4.97%, 06/23/09 (m)	3,470
560	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Co., PIK, 8.88%, 04/01/15 (m)	571
6,375	Lehman Brothers Holdings Capital Trust V, 5.86%, 05/31/12 (m) (x)	4,781
	Lehman Brothers Holdings, Inc.,
4,665	5.25%, 02/06/12 (m)	4,631
3,835	5.75%, 01/03/17 (m)	3,605
7,000	FRN, 3.17%, 08/21/09 (m)	6,794
3,500	FRN, 3.23%, 05/25/10 (m)	3,311
2,360	LVB Acquisition Merger Sub, Inc., PIK, 10.38%, 10/15/17 (e) (m)	2,407
	Merrill Lynch & Co., Inc.,
3,015	6.05%, 08/15/12 (m)	3,140
1,845	6.11%, 01/29/37 (m)	1,544
820	6.22%, 09/15/26 (m)	733
1,900	FRN, 3.40%, 02/06/09 (m)	1,890
4,750	FRN, 3.44%, 11/01/11 (m)	4,422
	Morgan Stanley,
5,850	5.45%, 01/09/17 (m)	5,750
1,800	5.63%, 01/09/12 (m)	1,862
7,000	FRN, 3.21%, 02/09/09 (m)	6,951
3,500	FRN, 3.26%, 05/07/10 (m)	3,382
		78,823
	Chemicals — 0.4%
1,060	Huntsman LLC, 11.50%, 07/15/12 (m)	1,129
1,300	Ineos Group Holdings plc (United Kingdom), 8.50%, 02/15/16 (e) (m)	975
	Nalco Co.,
1,210	7.75%, 11/15/11 (m)	1,222
1,000	8.88%, 11/15/13 (m)	1,020
765	PolyOne Corp., 8.88%, 05/01/12 (m)	771
1,100	Terra Capital, Inc., 7.00%, 02/01/17 (m)	1,081
		6,198
	Commercial Banks — 7.2%
7,000	Banco de Sabadell S.A. (Spain), FRN, 3.95%, 04/23/10 (e) (m)	6,700
7,855	Bank of Scotland plc (United Kingdom), 5.25%, 02/21/17 (e) (m)	8,275
4,035	Barclays Bank plc (United Kingdom), 5.93%, 12/15/16 (e) (m) (x)	3,673
620	BB&T Capital Trust I, 5.85%, 08/18/35 (m)	516

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Commercial Banks — Continued
4,300	BNP Paribas (France), 7.20%, 06/25/37 (e) (m) (x)	3,950
6,195	Commonwealth Bank of Australia (Australia), 6.02%, 03/15/16 (e) (m) (x)	5,728
5,045	Credit Agricole S.A. (France), 6.64%, 05/31/17 (e) (m) (x)	4,313
4,770	DBS Capital Funding Corp. (Cayman Islands), 7.66%, 03/15/11 (e) (m) (x)	5,207
5,300	Deutsche Bank AG (Germany), 5.38%, 10/12/12 (m)	5,562
	Glitnir Banki HF (Iceland),
2,375	FRN, 4.15%, 04/20/10 (e) (m)	2,192
6,675	FRN, 4.33%, 01/21/11 (e) (m)	5,804
1,500	FRN, 4.42%, 10/15/08 (e) (m)	1,501
	HBOS plc (United Kingdom),
5,000	5.92%, 10/01/15 (e) (m) (x)	4,258
2,015	6.66%, 05/21/37 (e) (m) (x)	1,605
2,675	ICICI Bank Ltd. (India), FRN, 4.92%, 01/12/10 (e) (m)	2,575
1,720	Industrial Bank of Korea (South Korea), VAR, 4.00%, 05/19/14 (e) (m)	1,713
7,500	Korea Development Bank (South Korea), FRN, 4.84%, 04/03/10 (m)	7,489
4,250	Landsbanki Islands HF (Iceland), 6.10%, 08/25/11 (e) (m)	4,165
3,400	Royal Bank of Scotland Group plc (United Kingdom), 7.64%, 09/29/17 (m) (x)	3,380
5,665	Shinsei Finance II (Cayman Islands), 7.16%, 07/25/16 (e) (m) (x)	4,240
5,140	Societe Generale (France), 5.92%, 04/05/17 (e) (m) (x)	4,634
2,200	Standard Chartered plc (United Kingdom), 6.41%, 01/30/17 (e) (m) (x)	1,944
4,500	VTB 24 Capital plc for Bank VTB 24 OJSC (Ireland), FRN, 3.83%, 12/07/09	4,337
8,525	VTB Capital S.A. for Vneshtorgbank (Russia), FRN, 3.84%, 08/01/08 (e) (m)	8,461
6,600	Wachovia Capital Trust III, 5.80%, 03/15/11 (m) (x)	5,198
5,000	Wachovia Corp., 7.98%, 03/15/18 (m) (x)	5,192
2,070	Wells Fargo Bank N.A., 6.45%, 02/01/11 (m)	2,216
	Woori Bank (South Korea),
2,335	VAR, 5.75%, 03/13/14 (e) (m)	2,333
4,615	VAR, 6.21%, 05/02/37 (e) (m)	3,627
		120,788
	Commercial Services & Supplies — 0.2%
1,320	ACCO Brands Corp., 7.63%, 08/15/15 (m)	1,148
	Allied Waste North America, Inc.,
1,065	7.25%, 03/15/15 (m)	1,058
495	7.38%, 04/15/14 (m)	476
415	Corrections Corp. of America, 6.25%, 03/15/13 (m)	414
830	Quebecor World Capital Corp. (Canada), 8.75%, 03/15/16 (d) (m)	403
		3,499
	Communications Equipment — 0.2%
4,000	Cisco Systems, Inc., FRN, 3.16%, 02/20/09 (m)	3,996
	Consumer Finance — 1.0%
6,000	Discover Financial Services, FRN, 5.66%, 06/11/10 (e) (m)	5,351
2,830	Ford Motor Credit Co. LLC, 7.80%, 06/01/12 (m)	2,440
2,250	General Electric Capital Corp., FRN, 3.27%, 10/26/09 (m)	2,243
1,335	GMAC LLC, 6.88%, 08/28/12 (m)	1,066
2,000	HSBC Finance Corp., FRN, 5.12%, 09/15/08 (m)	1,985
2,000	International Lease Finance Corp., FRN, 3.31%, 05/24/10 (m)	1,910
1,655	SLM Corp., 3.63%, 03/17/08 (m)	1,651
		16,646
	Containers & Packaging — 0.1%
615	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13 (m)	637
1,130	Smurfit-Stone Container Enterprises, Inc., 8.38%, 07/01/12 (m)	1,062
		1,699
	Diversified Consumer Services — 0.1%
780	Service Corp. International, 7.38%, 10/01/14 (m)	796
985	Stewart Enterprises, Inc., 6.25%, 02/15/13 (m)	923
		1,719
	Diversified Financial Services — 4.5%
3,250	Caterpillar Financial Services Corp., FRN, 3.13%, 05/18/09 (m)	3,234
	CIT Group, Inc.,
3,500	FRN, 3.19%, 08/17/09 (m)	3,208
3,100	FRN, 3.40%, 01/30/09 (m)	2,907
	Citigroup, Inc.,
4,870	6.00%, 08/15/17 (m)	4,991
3,890	6.13%, 11/21/17 (m)	3,993
8,035	Goldman Sachs Capital II, 5.79%, 06/01/12 (m) (x)	6,004

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   21

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Diversified Financial Services — Continued
3,750	IBM International Group Capital LLC, 5.05%, 10/22/12 (m)	3,949
	Kaupthing Bank HF (Iceland),
6,650	5.75%, 10/04/11 (e) (m)	5,881
5,275	FRN, 5.96%, 01/15/10 (e) (m)	4,745
1,815	Mizuho JGB Investment LLC, 9.87%, 06/30/08 (e) (m) (x)	1,834
7,073	Mizuho Preferred Capital Co. LLC, 8.79%, 06/30/08 (e) (m) (x)	7,147
3,275	MUFG Capital Finance 1 Ltd. (Cayman Islands), 6.35%, 07/25/16 (x)	2,870
6,425	Pemex Finance Ltd. (Cayman Islands), FRN, 7.04%, 10/15/09	6,521
7,650	QBE Capital Funding II LP (United Kingdom), 6.80%, 06/01/17 (e) (m) (x)	7,019
3,475	SMFG Preferred Capital USD 1 Ltd. (Cayman Islands), 6.08%, 01/25/17 (e) (m) (x)	3,020
1,250	TIAA Global Markets, Inc., FRN, 4.48%, 01/12/11 (e) (m)	1,253
2,960	TRAINS, Series HY1-2006, VAR, 7.12%, 05/01/16 (e) (m)	2,893
1,105	Visant Corp., 7.63%, 10/01/12 (m)	1,066
3,020	ZFS Finance USA Trust II, VAR, 6.45%, 12/15/65 (e) (m)	2,743
		75,278
	Diversified Telecommunication Services — 1.7%
1,220	Consolidated Communications Illinois/Texas Holdings, Inc., 9.75%, 04/01/12 (m)	1,280
1,475	Nordic Telephone Co. Holdings (Denmark), 8.88%, 05/01/16 (e) (m)	1,453
94	Qwest Communications International, Inc., FRN, 6.57%, 02/15/09 (m)	93
340	Qwest Corp., 8.88%, 03/15/12 (m)	355
5,395	Sprint Capital Corp., 6.13%, 11/15/08 (m)	5,260
	Telefonica Emisiones S.A.U. (Spain),
9,610	5.86%, 02/04/13 (m)	10,010
6,000	FRN, 5.23%, 06/19/09 (m)	5,926
4,065	Verizon Communications, Inc., 6.40%, 02/15/38 (m)	4,064
725	Wind Acquisition Finance S.A. (Luxembourg), 10.75%, 12/01/15 (e) (m)	734
		29,175
	Electrical Equipment — 0.0% (g)
495	Baldor Electric Co., 8.63%, 2/15/17 (m)	485
	Electric Utilities — 0.8%
10,525	Abu Dhabi National Energy Co. (United Arab Emirates), 5.62%, 10/25/12 (e) (m)	10,760
600	Mirant Americas Generation LLC, 8.30%, 05/01/11 (m)	604
525	Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/01/15 (e) (m)	512
1,635	Virginia Electric and Power Co., 6.35%, 11/30/37 (m)	1,693
		13,569
	Electronic Equipment & Instruments — 0.1%
1,185	NXP BV/NXP Funding LLC (Netherlands), 9.50%, 10/15/15 (m)	983
	Food & Staples Retailing — 1.4%
5,500	CVS/Caremark Corp., FRN, 3.38%, 06/01/10 (m)	5,317
3,068	CVS Pass-Through Trust, 6.04%, 12/10/28 (e) (m)	2,959
3,070	Kroger Co. (The), 6.40%, 08/15/17 (m)	3,260
3,030	Safeway, Inc., 6.35%, 08/15/17 (m)	3,211
	Wal-Mart Stores, Inc.,
2,785	5.25%, 09/01/35 (m)	2,475
4,960	5.38%, 04/05/17 (m)	5,169
1,500	6.50%, 08/15/37 (m)	1,601
		23,992
	Food Products — 0.0% (g)
520	Del Monte Corp., 6.75%, 02/15/15 (m)	494
	Gas Utilities — 0.3%
3,520	Nakilat, Inc. (Qatar), 6.07%, 12/31/33 (e) (m)	3,072
1,710	Sonat, Inc., 7.63%, 07/15/11 (m)	1,775
		4,847
	Health Care Equipment & Supplies — 0.1%
1,645	Cooper Cos., Inc. (The), 7.13%, 02/15/15 (m)	1,563
	Health Care Providers & Services — 0.6%
2,225	Community Health Systems, Inc., 8.88%, 07/15/15 (m)	2,183
	HCA, Inc.,
1,145	9.25%, 11/15/16 (m)	1,174
2,500	PIK, 9.63%, 11/15/16 (m)	2,581
5,000	UnitedHealth Group, Inc., FRN, 5.09%, 06/21/10 (m)	4,882
		10,820
	Hotels, Restaurants & Leisure — 0.2%
1,860	McDonald’s Corp., 6.30%, 10/15/37 (m)	1,903

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — Continued
	MGM Mirage, Inc.,
1,225	5.88%, 02/27/14 (m)	1,078
830	6.75%, 04/01/13 (m)	780
		3,761
	Household Durables — 0.3%
	Beazer Homes USA, Inc.,
465	6.50%, 11/15/13 (m)	335
200	6.88%, 07/15/15 (m)	144
1,610	Jarden Corp., 7.50%, 05/01/17 (m)	1,411
165	K. Hovnanian Enterprises, Inc., 8.63%, 01/15/17 (m)	131
1,795	Sealy Mattress Co., 8.25%, 06/15/14 (m)	1,634
1,620	Simmons Co., SUB, 10.00%, 12/15/14 (m)	1,081
		4,736
	Household Products — 0.1%
585	Spectrum Brands, Inc., 7.38%, 02/01/15 (m)	382
	Visant Holding Corp.,
435	8.75%, 12/01/13 (m)	412
350	SUB, 10.25%, 12/01/13	320
		1,114
	Independent Power Producers & Energy Traders — 0.2%
12	AES Corp. (The), 8.75%, 05/15/13 (e) (m)	13
565	Energy Future Holdings Corp., 10.88%, 11/01/17 (e) (m)	557
2,255	NRG Energy, Inc., 7.38%, 02/01/16 (m)	2,173
		2,743
	Insurance — 2.5%
1,765	American International Group, Inc., 6.25%, 05/01/36 (m)	1,663
3,750	Liberty Mutual Group, Inc., 7.50%, 08/15/36 (e) (m)	3,639
4,195	Lincoln National Corp., VAR, 7.00%, 05/17/66 (m)	4,060
4,000	Metropolitan Life Global Funding I, FRN, 3.11%, 05/17/10 (e) (m)	3,972
1,855	Nationwide Financial Services, 6.75%, 05/15/37 (m)	1,539
4,000	Nationwide Life Global Funding I, FRN, 4.59%, 10/09/09 (e) (m)	4,000
4,505	Protective Life Secured Trusts, 3.70%, 11/24/08 (m)	4,503
6,000	Stancorp Financial Group, Inc., VAR, 6.90%, 05/29/67 (m)	5,295
7,630	Stingray Pass-Through Trust (Cayman Islands), 5.90%, 01/12/15 (e) (m)	2,594
6,145	Swiss RE Capital I LP (United Kingdom), 6.85%, 05/25/16 (e) (m) (x)	5,803
6,645	XL Capital Ltd. (Cayman Islands), 6.50%, 04/15/17 (m) (x)	4,972
		42,040
	IT Services — 0.3%
2,275	Iron Mountain, Inc., 6.63%, 01/01/16 (m)	2,167
	SunGard Data Systems, Inc.,
830	9.13%, 08/15/13 (m)	836
1,330	10.25%, 08/15/15 (m)	1,324
		4,327
	Leisure Equipment & Products — 0.0% (g)
1,000	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e) (m)	880
	Machinery — 0.1%
1,995	Terex Corp., 8.00%, 11/15/17 (m)	1,985
	Media — 3.0%
1,285	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13 (m)	1,128
485	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 04/30/12 (e) (m)	451
	Comcast Corp.,
6,400	6.95%, 08/15/37 (m)	6,479
4,200	FRN, 4.68%, 07/14/09 (m)	4,138
1,950	Dex Media, Inc., SUB, 0.00%, 11/15/13 (m)	1,404
3,000	Dex Media West LLC/Dex Media Finance Co., 9.88%, 08/15/13 (m)	2,520
2,030	DirecTV Holdings LLC/DirecTV Financing Co., 6.38%, 06/15/15 (m)	1,883
2,030	Echostar DBS Corp., 7.13%, 02/01/16 (m)	1,994
1,390	Quebecor Media, Inc. (Canada), 7.75%, 03/15/16 (e) (m)	1,275
	Time Warner, Inc.,
13,365	5.50%, 11/15/11 (m)	13,528
4,050	FRN, 3.30%, 11/13/09 (m)	3,916
1,820	Time Warner Cable, Inc., 6.55%, 05/01/37 (m)	1,755
1,295	Time Warner Entertainment Co. LP, 8.38%, 07/15/33 (m)	1,494
3,400	Viacom, Inc., FRN, 5.34%, 06/16/09 (m)	3,321
4,650	Walt Disney Co. (The), FRN, 5.25%, 09/10/09 (m)	4,637
740	WMG Acquisition Corp., 7.38%, 04/15/14 (m)	585
		50,508

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   23

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Metals & Mining — 0.9%
15,000	Xstrata Finance Dubai Ltd. (United Arab Emirates), FRN, 3.42%, 11/13/09 (e) (m)	14,560
	Multi-Utilities — 0.6%
	Dominion Resources, Inc.,
1,220	5.00%, 03/15/13 (m)	1,261
5,010	5.15%, 07/15/15 (m)	5,001
2,620	MidAmerican Energy Holdings Co., 6.50%, 09/15/37 (m)	2,718
1,135	Mirant North America LLC, 7.38%, 12/31/13 (m)	1,139
		10,119
	Multiline Retail — 0.3%
2,725	Kohl’s Corp., 6.88%, 12/15/37 (m)	2,504
700	Neiman-Marcus Group, Inc., PIK, 9.00%, 10/15/15 (m)	697
2,010	Target Corp., 6.50%, 10/15/37 (m)	1,974
		5,175
	Oil, Gas & Consumable Fuels — 3.8%
5,000	Anadarko Petroleum Corp., FRN, 5.39%, 09/15/09 (m)	4,891
1,980	Canadian Natural Resources Ltd. (Canada), 6.25%, 03/15/38 (m)	1,885
	Chesapeake Energy Corp.,
960	6.50%, 08/15/17 (m)	922
610	7.00%, 08/15/14 (m)	612
5,458	Citic Resources Finance Ltd. (Bermuda), 6.75%, 05/15/14 (e) (m)	5,076
1,650	EnCana Corp. (Canada), 6.63%, 08/15/37 (m)	1,717
5,220	Enterprise Products Operating LP, 6.30%, 09/15/17 (m)	5,455
	Gaz Capital S.A. for Gazprom (Russia),
1,350	6.51%, 03/07/22 (e)	1,230
6,110	7.29%, 08/16/37 (e) (m)	5,690
3,887	Gazprom International S.A. (Russia), 7.20%, 02/01/20	3,989
	Kinder Morgan Energy Partners LP,
3,420	5.85%, 09/15/12 (m)	3,573
1,605	6.50%, 02/01/37 (m)	1,542
3,115	Nexen, Inc. (Canada), 6.40%, 05/15/37 (m)	3,014
3,415	ONEOK Partners LP, 5.90%, 04/01/12 (m)	3,566
15,970	Petroleos de Venezuela S.A. (Venezuela), 5.50%, 04/12/37	9,406
4,830	Qatar Petroleum (Qatar), 5.58%, 05/30/11 (e) (m)	5,016
2,995	Ras Laffan Liquefied Natural Gas Co. Ltd. III (Qatar), 5.83%, 09/30/16 (e) (m)	3,046
3,385	Valero Energy Corp., 6.63%, 06/15/37 (m)	3,335
		63,965
	Paper & Forest Products — 0.1%
	Georgia Pacific LLC,
765	7.00%, 01/15/15 (e) (m)	717
1,200	7.70%, 06/15/15 (m)	1,134
		1,851
	Real Estate — 0.1%
1,090	Host Hotels & Resorts LP, 7.13%, 11/01/13 (m)	1,074
	Real Estate Investment Trusts (REITs) — 0.4%
6,600	iStar Financial, Inc., FRN, 5.51%, 03/03/08 (m)	6,597
	Road & Rail — 0.0% (g)
425	RSC Equipment Rental, Inc., 9.50%, 12/01/14 (m)	348
7	United Rentals North America, Inc., 6.50%, 02/15/12 (m)	6
		354
	Semiconductors & Semiconductor Equipment — 0.1%
585	Freescale Semiconductor, Inc., PIK, 9.13%, 12/15/14 (m)	445
1,750	Sensata Technologies BV (Netherlands), 8.00%, 05/01/14 (m)	1,531
		1,976
	Software — 0.0% (g)
700	Open Solutions, Inc., 9.75%, 02/01/15 (e) (m)	553
	Specialty Retail — 0.2%
3,575	Home Depot, Inc., 5.88%, 12/16/36 (m)	2,943
	Textiles, Apparel & Luxury Goods — 0.1%
1,010	Hanesbrands, Inc., FRN, 8.20%, 12/15/14 (m)	889
	Thrifts & Mortgage Finance — 0.9%
5,800	Bancaja U.S. Debt S.A.U. (Spain), FRN, 4.66%, 07/10/09 (e) (m)	5,649
4,000	CAM U.S. Finance S.A. Sociedad Unipersonal (Spain), FRN, 3.39%, 02/01/10 (e) (m)	3,846
405	Countrywide Financial Corp., FRN, 5.10%, 03/24/09 (m)	363
1,250	Sovereign Bancorp, Inc., FRN, 3.29%, 03/01/09 (m)	1,216
2,500	Washington Mutual Bank, FRN, 3.33%, 05/01/09 (m)	2,342
2,700	Washington Mutual Preferred Funding LLC, 6.67%, 12/15/16 (e) (m) (x)	1,755
		15,171
	Wireless Telecommunication Services — 0.7%
5,100	America Movil S.A.B. de C.V. (Mexico), FRN, 4.96%, 06/27/08 (m)	5,036
635	Cricket Communications, Inc., 9.38%, 11/01/14 (m)	565

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
		Wireless Telecommunication Services — Continued
530		Intelsat Jackson Holdings Ltd. (Bermuda), 9.25%, 06/15/16 (m)	530
1,260		MetroPCS Wireless, Inc., 9.25%, 11/01/14 (m)	1,109
6,300		Sprint Nextel Corp., 6.00%, 12/01/16 (m)	4,599
			11,839
		Total Corporate Bonds (Cost $703,153)	667,052
		Foreign Government Securities — 5.7%
6,130		Barclays Bank plc, 0.00%, 04/07/10 (linked to Government of Ghana, 0.00%, 04/07/10) (e) (i)	6,039
5,250		Citigroup Funding, Inc., 15.00%, 03/12/12 (linked to Dominican Republic Government Bond, 15.00%, 03/09/12) (e) (i)	4,797
EGP 17,500		Credit Suisse First Boston, 0.00%, 05/06/08 (linked to Egypt Treasury Bill, 0.00%, 05/06/08) (e) (i)	3,159
TRY 3,600		Credit Suisse, Nassau Branch, 14.00%, 01/19/11 (linked to Republic of Turkey Government Bond, 14.00%, 01/19/11) (e) (i)	2,760
2,715		Federal Republic of Brazil (Brazil), 12.25%, 03/06/30	4,534
CAD 11,695		Government of Canada (Canada), 3.75%, 06/01/12	12,157
3,220		Government of Ukraine (Ukraine), 6.58%, 11/21/16 (e)	3,184
5,590		IIRSA Norte Finance Ltd. (Peru), 8.75%, 05/30/24	6,261
2,000		National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14	2,040
		Republic of Argentina (Argentina),
4,504		FRN, 3.00%, 04/30/13 (m)	2,889
8,263		FRN, 3.09%, 08/03/12 (m)	4,503
		Republic of Guatemala (Guatemala),
3,860		9.25%, 08/01/13	4,449
4,000		10.25%, 11/08/11	4,620
4,430		Republic of Venezuela (Venezuela), 9.38%, 01/13/34	4,341
		Russian Federation (Russia),
840		12.75%, 06/24/28	1,513
1,341		SUB, 7.50%, 03/31/30	1,534
GBP 4,010		United Kingdom Treasury Gilt,
		4.50%, 12/07/42	8,153
		United Mexican States (Mexico),
6,860		8.00%, 09/24/22	8,618
MXN 22,500		9.50%, 12/18/14	2,362
8,550		FRN, 5.08%, 01/13/09 (m)	8,567
		Total Foreign Government Securities (Cost $95,759)	96,480
		Loan Assignments & Participations — 0.2%
		Auto Components — 0.0% (g)
		Allison Transmission, Term Loan B,
643		5.92%, 08/07/14 (m)	565
355		7.90%, 08/07/14 (m)	312
			877
		Electric Utilities — 0.1%
		Texas Competitive Electric Holdings Co. LLC, Term Loan, Tranche B-2,
143		6.48%, 08/07/14 (m)	130
855		6.60%, 08/07/14 (m)	778
			908
		IT Services — 0.1%
		First Data Corp., Term Loan B1,
69		7.58%, 09/24/14 (m)	62
929		7.63%, 09/24/14 (m)	842
			904
		Total Loan Assignments & Participations (Cost $2,939)	2,689
		Mortgage Pass-Through Securities — 24.0%
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
49,500		5.00%, 03/15/37	48,727
42,745		TBA, 5.50%, 03/15/37	42,985
		Federal Home Loan Mortgage Corp., Gold Pools, 15 Year, Single Family,
231		6.00%, 02/01/11-04/01/11 (m)	238
		30 Year, Single Family,
186		6.00%, 01/01/35 (m)	190
61		7.00%, 12/01/25-02/01/26 (m)	66
136		7.50%, 10/01/26-02/01/27 (m)	148
114		8.00%, 04/01/26-07/01/26 (m)	125
—	(h)	9.75%, 11/01/08 (m)	—	(h)
		Federal National Mortgage Association, 15 Year, Single Family,
20,895		TBA, 5.00%, 03/25/22	21,124
31,000		TBA, 5.50%, 03/25/22-04/25/22	31,675
13,300		TBA, 6.00%, 03/25/22	13,736
		30 Year, Single Family,
14,885		5.00%, 12/01/36	14,696
6,774		6.00%, 10/01/23-03/01/35 (m)	6,949
1,928		6.50%, 04/01/29-03/01/35 (m)	2,003
46,395		7.00%, 02/01/35-05/01/37 (m)	48,847

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   25

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
		Mortgage Pass-Through Securities — Continued
752		7.50%, 03/01/35-01/01/36 (m)	798
701		8.00%, 08/01/22-01/01/36 (m)	750
—	(h)	8.50%, 10/01/25 (m)	—	(h)
13,285		TBA, 5.00%, 03/25/38	13,082
24,085		TBA, 5.50%, 03/25/37	24,220
8,300		TBA, 6.00%, 04/25/37	8,463
64,300		TBA, 7.00%, 03/25/38	67,656
		Other,
1,123		4.96%, 11/01/08 (m)	1,125
		Government National Mortgage Association, 30 Year, Single Family,
1,053		7.00%, 09/15/31 (m)	1,130
7		9.00%, 02/15/10-04/15/11 (m)	7
53,000		TBA, 6.00%, 03/15/37	54,822
		Total Mortgage Pass-Through Securities (Cost $400,129)	403,562
		Private Placements — 0.9%
2,887		81 Irving Place, Irving Tenants Corp., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, 6.95%, 01/01/29 (f) (i)	3,096
10,335		200 East 57th St., 200 East Tenants Corp., Secured by First Mortgage Agreement on Co-op Apartment Building in New York City, 6.50%, 01/01/14 (f) (i)	11,069
715		200 East 57th St., 200 East Tenants Corp., Secured by Second Mortgage Agreement and Apartment on Co-op Apartment Building in New York City, 6.72%, 01/01/13 (f) (i)	764
		Total Private Placements (Cost $13,937)	14,929
		Supranational — 0.3%
5,000		European Investment Bank, 4.88%, 02/16/16(m) (Cost $4,994)	5,373
		U.S. Government Agency Securities — 0.4%
2,315		Federal Home Loan Mortgage Corp., 6.75%, 03/15/31 (m)	2,865
		Federal National Mortgage Association,
15		7.13%, 01/15/30 (m)	19
1,005		7.25%, 05/15/30 (m)	1,306
1,600		Tennessee Valley Authority, 6.79%, 05/23/12 (m)	1,828
		Total U.S. Government Agency Securities (Cost $5,835)	6,018
		U.S. Treasury Obligations — 1.6%
		U.S. Treasury Bonds,
1,515		4.75%, 02/15/37 (m)	1,597
3,400		5.00%, 05/15/37 (m)	3,727
350		7.25%, 05/15/16 (k) (m)	446
		U.S. Treasury Notes,
1,500		2.13%, 01/31/10 (k) (m)	1,514
1,500		3.38%, 10/15/09 (k) (m)	1,543
2,220		3.50%, 02/15/10 (k) (m)	2,299
1,075		3.88%, 05/15/09 (k) (m)	1,104
495		4.00%, 02/15/15 (k) (m)	525
2,795		4.13%, 08/15/08 (k) (m)	2,824
1,830		4.25%, 09/30/12 (m)	1,974
1,125		4.38%, 11/15/08 (k) (m)	1,145
1,275		4.50%, 09/30/11 (k) (m)	1,381
250		4.50%, 02/15/16 (m)	271
3,465		4.63%, 07/31/09 (k) (m)	3,613
1,320		4.88%, 08/15/09 (k) (m)	1,383
1,000		5.00%, 07/31/08 (k) (m)	1,013
		Total U.S. Treasury Obligations (Cost $25,266)	26,359

SHARES
	Preferred Stocks — 0.6%
	Insurance — 0.6%
200	Aspen Insurance Holdings Ltd. (Bermuda), 7.40%, 01/01/17 (m) (x)	4,414
67	Axis Capital Holdings Ltd. (Bermuda), 7.50%, 12/01/15 (m) (x)	6,503
	Total Preferred Stocks (Cost $12,150)	10,917
	Total Long-Term Investments (Cost $2,078,145)	1,986,476

NUMBER OF CONTRACTS
Options Purchased — 2.5%
	Call Options Purchased — 0.7%
310	90 Day Eurodollar Futures, Expiring 03/17/08 @ $95.75, American Style	1,116
754	90 Day Eurodollar Futures, Expiring 06/16/08 @ $97.50, American Style	566
35	90 Day Eurodollar Futures, Expiring 06/16/08 @ $97.63, American Style	21
684	90 Day Eurodollar Futures, Expiring 09/15/08 @ $97.50, American Style	846
684	90 Day Eurodollar Futures, Expiring 12/15/08 @ $97.50, American Style	1,009
288	5 Year U.S. Treasury Note Futures, Expiring 03/20/08 @ $112.50, American Style	554

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Options Purchased — Continued
	Call Options Purchased — Continued
650	10 Year U.S. Treasury Note Futures, Expiring 03/20/08 @ $118.00, American Style	508
166	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $116.00, American Style	451
249	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $118.00, American Style	416
3,380	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $119.50, American Style	3,803

NOTIONAL AMOUNT
118,000	FNMA, 30 Year, TBA, 5.50%, Expiring 05/06/08 @ $98.00, European Style	2,966
		12,256
	Interest Rate Caps & Floors — 0.2%
224,054	Fund receives quarterly the excess of floating 3 month LIBOR above 3.50%, expiring 06/18/09. Counterparty: Royal Bank of Scotland	121
224,054	Fund receives quarterly the excess of 3.50% above floating 3 month LIBOR, expiring 06/18/09. Counterparty: Royal Bank of Scotland	2,876
	Total Interest Rate Caps & Floors	2,997
	Receiver/Payer Straddles on Interest Rate Swaps — 1.1%
46,550	Expiring 01/31/13. If exercised the Fund pays/receives semi-annually 5.36% and receives/pays quarterly floating 3 month LIBOR expiring 02/04/23, European Style. Counterparty: Credit Suisse International (r)	5,414
42,777	Expiring 02/13/13. If exercised the Fund pays/receives semi-annually 5.62% and receives/pays quarterly floating 3 month LIBOR expiring 02/15/23, European Style. Counterparty: Barclays Bank plc (r)	4,937
33,348	Expiring 02/20/13. If exercised the Fund pays/receives semi-annually 5.82% and receives/pays quarterly floating 3 month LIBOR expiring 02/22/23, European Style. Counterparty: Barclays Bank plc (r)	3,867
42,780	Expiring 02/21/13. If exercised the Fund pays/receives semi-annually 5.60% and receives/pays quarterly floating 3 month LIBOR expiring 02/23/23, European Style. Counterparty: Barclays Bank plc (r)	4,937
		19,155

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Put Options Purchased — 0.5%
500	90 Day Eurodollar Futures, Expiring 03/17/08 @ $94.50, American Style	3
1,000	90 Day Eurodollar Futures, Expiring 03/17/08 @ $94.63, American Style	—
754	90 Day Eurodollar Futures, Expiring 06/16/08 @ $97.50, American Style	302
90	5 Year U.S. Treasury Note Futures, Expiring 03/20/08 @ $111.50, American Style	6
346	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $111.00, American Style	103
1,014	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $110.00, American Style	206
166	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $116.00, American Style	241
275	20 Year U.S. Treasury Bond Futures, Expiring 03/20/08 @ $115.00, American Style	120

NOTIONAL AMOUNT
57,000	FNMA, 30 Year, TBA, 5.00%, Expiring 04/07/08 @ $97.56, European Style	435
66,000	FNMA, 30 Year, TBA, 5.00%, Expiring 04/07/08 @ $99.34, European Style	1,074
79,000	FNMA, 30 Year, TBA, 5.00%, Expiring 05/06/08 @ $96.59, European Style	651
133,500	FNMA, 30 Year, TBA, 6.00%, Expiring 04/07/08 @ $100.44, European Style	174
	Payer Options Purchased on Interest Rate Swaps:
41,390	Expiring 07/15/08. If exercised the Fund pays semi-annually 4.99% and receives quarterly floating 3 month LIBOR expiring 07/17/38, European Style. Counterparty: Barclays Bank plc (r)	1,525
64,438	Expiring 07/23/08. If exercised the Fund pays semi-annually 5.03% and receives quarterly floating 3 month LIBOR expiring 07/25/38, European Style. Counterparty: Lehman Brothers Special Financing (r)	2,844
		7,684
	Total Options Purchased (Cost $36,949)	42,092

SHARES
Short-Term Investments — 2.0%
Investment Company — 1.1%
18,180	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $18,180)	18,180

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   27

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments — Continued
	U.S. Treasury Obligation — 0.9%
15,210	U.S. Treasury Bill, 7.77%, 04/03/08 (k) (n) (Cost $15,173)	15,183
	Total Short-Term Investments (Cost $33,353)	33,363
	Total Investments — 122.8% (Cost $2,148,447)	2,061,931
	Liabilities in Excess of Other Assets — (22.8)%	(382,381)
	NET ASSETS — 100.0%	$1,679,550

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
93	10 Year Australia Bond	March, 2008	8,123	3
108	10 Year Swap	March, 2008	12,349	618
7	10 Year U.S. Treasury Note	March, 2008	831	59
194	Euro-Bobl	March, 2008	32,793	770
219	Euro-Bund	March, 2008	38,920	478
254	2 Year U.S. Treasury Note	June, 2008	54,590	425
3,075	5 Year U.S. Treasury Note	June, 2008	351,319	4,770
2,065	10 Year U.S. Treasury Note	June, 2008	242,186	4,806
684	Eurodollar	June, 2008	166,964	1,824
604	U.S. Treasury Bond	June, 2008	71,650	1,874
290	90 Day Sterling	December, 2008	68,710	46
807	3 Month EURIBOR	December, 2008	295,567	104
4	Eurodollar	December, 2008	978	5
33	Eurodollar	March, 2009	8,063	40

	Short Futures Outstanding
(251)	3 Year Australia Bond	March, 2008	(21,832)	(22)
(310)	Eurodollar	March, 2008	(75,322)	(248)
(526)	30 Day Federal Funds	April, 2008	(214,077)	(250)
(1,067)	2 Year U.S. Treasury Note	June, 2008	(229,322)	(1,770)
(2,726)	5 Year U.S. Treasury Note	June, 2008	(311,446)	(5,229)
(61)	10 Year Canadian Bond	June, 2008	(7,307)	(123)
(951)	10 Year U.S. Treasury Note	June, 2008	(111,534)	(2,200)
(100)	Eurodollar	June, 2008	(24,410)	(267)
(143)	U.K. Treasury Gilt	June, 2008	(31,344)	(522)
(197)	U.S. Treasury Bond	June, 2008	(23,369)	(586)
(93)	Eurodollar	September, 2008	(22,735)	(472)
(54)	Eurodollar	December, 2008	(13,202)	(199)
(54)	Eurodollar	March, 2009	(13,194)	(191)
(738)	Eurodollar	June, 2009	(180,044)	(576)
(54)	Eurodollar	September, 2009	(13,146)	(83)
(47)	Eurodollar	December, 2009	(11,413)	(146)
				2,938

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
12,005 CAD	03/14/08	11,932	12,195	(263)
1,400 EUR	03/14/08	2,026	2,124	(98)
4,250 GBP	03/14/08	8,310	8,439	(129)
				(490)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   29

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
(1,590)	FHLMC Gold, 30 Year, Single Family, TBA, 6.00%, 03/25/37	(1,624)
(33,400)	FNMA, 30 Year, Single Family, TBA, 5.00%, 04/25/38	(32,826)
(1,900)	FNMA, 30 Year, Single Family, TBA, 5.50%, 04/25/38	(1,907)
(56,710)	FNMA, 30 Year, Single Family, TBA, 6.00%, 03/25/38	(57,933)
(48,335)	FNMA, 30 Year, Single Family, TBA, 6.50%, 03/15/34	(50,087)
(5,865)	FNMA, 30 Year, Single Family, TBA, 6.50%, 04/25/38	(6,064)
(3,900)	GNMA, 30 Year, Single Family, TBA, 6.50%, 03/25/38	(4,072)
	(Proceeds received of $154,289.)	(154,513)

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	97.75	06/16/08	2,010	(892)
90 Day Eurodollar Futures, American Style	98.00	09/15/08	1,368	(838)
90 Day Eurodollar Futures, American Style	98.00	12/15/08	1,368	(1,137)
1 Year Eurodollar Mid-Curve, American Style	97.63	06/13/08	35	(31)
5 Year U.S. Treasury Notes Futures, American Style	113.50	03/20/08	288	(342)
10 Year U.S. Treasury Notes Futures, American Style	116.50	05/23/08	2,774	(6,761)
10 Year U.S. Treasury Notes Futures, American Style	114.50	05/23/08	644	(2,385)
10 Year U.S. Treasury Notes Futures, American Style	120.00	05/23/08	650	(640)
(Premiums received of $8,455.)				(13,026)

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
FNMA, 30 Year, TBA, 5.50%, European Style	99.66	05/06/08	236,000	(3,033)
(Premiums received of $1,844.)

Receiver/Payer Straddles on Interest Rate Swaps***

COUNTERPARTY	EXERCISE RATE*(r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	4.86% semi-annually	02/17/09	02/19/19	28,459	(2,344)
Lehman Brothers Special Financing	4.80% semi-annually	02/23/09	02/25/19	31,178	(2,550)
Royal Bank of Scotland	3.56% semi-annually	06/16/08	06/18/09	184,845	(2,347)
(Premiums received of $5,861.)					(7,241)

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	97.25	06/16/08	2,010	(389)
5 Year U.S. Treasury Note Futures, American Style	110.00	03/20/08	90	(1)
10 Year U.S. Treasury Note Futures, American Style	115.00	05/23/08	47	(51)
10 Year U.S. Treasury Note Futures, American Style	115.50	05/23/08	507	(634)
20 Year U.S. Treasury Note Futures, American Style	112.00	03/20/08	275	(34)
(Premiums received of $1,752.)				(1,109)

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
FNMA, 30 Year, TBA, 5.00%, European Style	93.84	05/06/08	158,000	(419)
FNMA, 30 Year, TBA, 5.00%, European Style	95.72	04/07/08	114,000	(327)
FNMA, 30 Year, TBA, 5.00%, European Style	97.69	04/07/08	132,000	(1,068)
(Premiums received of $2,881.)				(1,814)

Payer Options Written on Interest Rate Swaps***

COUNTERPARTY	EXERCISE RATE**(r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	3.90% semi-annually	07/15/08	07/17/13	113,295	(1,168)
Credit Suisse International	4.08% semi-annually	04/07/08	04/09/13	103,952	(153)
Lehman Brothers Special Financing	3.73% semi-annually	07/23/08	07/25/13	170,697	(2,349)
(Premiums received of $4,347.)					(3,670)

*	The Fund would pay/receive a floating rate based on 3-month USD LIBOR, if exercised.

**	The Fund would pay a floating rate based on 3-month USD LIBOR, if exercised.

***	European Style

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   31

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America	5.55% semi-annually	3 month LIBOR quarterly	06/14/12	47,700	(4,492)
Barclays Bank plc	5.10% semi-annually	3 month LIBOR quarterly	07/18/12	41,680	(3,196)
Barclays Bank plc	3 month LIBOR quarterly	4.21% semi-annually	11/29/12	87,390	4,328
Barclays Bank plc	4.44% semi-annually	3 month LIBOR quarterly	05/18/16	23,640	(717)
Barclays Bank plc	4.95% semi-annually	3 month LIBOR quarterly	11/29/37	24,805	(610)
Credit Suisse International	3 month LIBOR quarterly	3.73% semi-annually	02/25/13	21,000	329
Credit Suisse International	3.94% semi-annually	3 month LIBOR quarterly	04/09/13	41,500	(991)
Credit Suisse International	4.48% semi-annually	3 month LIBOR quarterly	02/25/18	11,700	(229)
Deutsche Bank AG, New York	3.50% semi-annually	3 month LIBOR quarterly	08/31/12	117,455	(977)
Deutsche Bank AG, New York	3 month LIBOR quarterly	3.57% semi-annually	04/30/13	44,150	276
Deutsche Bank AG, New York	4.42% semi-annually	3 month LIBOR quarterly	03/03/18	26,000	(372)
Deutsche Bank AG, New York	4.25% semi-annually	3 month LIBOR quarterly	04/30/18	24,240	49
Goldman Sachs Capital Management	4.92% semi-annually	3 month LIBOR quarterly	05/18/16	41,625	(3,200)
Lehman Brothers Special Financing	3 month LIBOR quarterly	3.69% semi-annually	08/31/12	112,470	1,756
Lehman Brothers Special Financing	3 month LIBOR quarterly	4.20% semi-annually	12/05/13	60,920	1,304
Lehman Brothers Special Financing	4.19% semi-annually	3 month LIBOR quarterly	02/15/15	49,804	(918)
Lehman Brothers Special Financing	4.38% semi-annually	3 month LIBOR quarterly	08/15/16	20,985	(408)
Lehman Brothers Special Financing	4.65% semi-annually	3 month LIBOR quarterly	12/05/18	34,312	(479)
Union Bank of Switzerland AG	5.23% semi-annually	3 month LIBOR quarterly	06/22/17	5,085	(424)
Union Bank of Switzerland AG	5.69% semi-annually	3 month LIBOR quarterly	06/22/17	9,710	(1,164)
					(10,135)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
ArcelorMittal, 9.75%, 04/01/14	Morgan Stanley Capital Services	Sell	17 BPS quarterly	06/20/08	10,900	(25)
Banca Italease S.p.A., 4.66%, 10/15/09	Deutsche Bank AG, New York	Sell	85 BPS quarterly	06/20/08	23,500	(259)
Chubb Corp., 6.60%, 08/15/18	Goldman Sachs Capital Management	Buy	130 BPS quarterly	03/20/13	7,000	(115)
Countrywide Financial Corp., 0.00%, 03/22/11	Lehman Brothers Special Financing	Sell	500 BPS quarterly	09/20/08	11,300	(24)
Countrywide Financial Corp., 0.00%, 03/22/11	Union Bank of Switzerland AG	Sell	615 BPS quarterly	09/20/08	10,000	65
CDX.EM.8	Bear Stearns Credit Products, Inc. [1]	Buy	175 BPS semi-annually	12/20/12	9,630	252
CDX.EM.8	Citibank, N.A. [2]	Buy	175 BPS semi-annually	12/20/12	10,690	292
CDX.EM.8	Deutsche Bank AG, New York [3]	Buy	175 BPS semi-annually	12/20/12	24,170	659
CDX.EM.8	Deutsche Bank AG, New York [4]	Buy	175 BPS semi-annually	12/20/12	3,810	100
CDX.EM.8	Lehman Brothers Special Financing [5]	Buy	175 BPS semi-annually	12/20/12	19,130	552
CDX.EM.8	Lehman Brothers Special Financing [6]	Buy	175 BPS semi-annually	12/20/12	7,600	223
CDX.EM.8	Lehman Brothers Special Financing [7]	Buy	175 BPS semi-annually	12/20/12	20,270	553
CDX.EM.8	Lehman Brothers Special Financing [8]	Buy	175 BPS semi-annually	12/20/12	23,420	639
CDX.EM.8	Lehman Brothers Special Financing [9]	Buy	175 BPS semi-annually	12/20/12	9,570	277
CDX.EM.8	Merrill Lynch International [10]	Buy	175 BPS semi-annually	12/20/12	4,460	117
CDX.EM.8	Union Bank of Switzerland AG [11]	Buy	175 BPS semi-annually	12/20/12	640	17
CDX.NA.HY.9	Barclays Bank plc [12]	Sell	375 BPS quarterly	12/20/12	12,000	(1,257)
CDX.NA.HY.9	Lehman Brothers Special Financing [13]	Sell	375 BPS quarterly	12/20/12	19,130	(2,239)
CDX.NA.HY.9	Lehman Brothers Special Financing [14]	Sell	375 BPS quarterly	12/20/12	7,600	(860)
CDX.NA.HY.9	Lehman Brothers Special Financing [15]	Sell	375 BPS quarterly	12/20/12	20,000	(2,251)

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
CDX.NA.HY.9	Lehman Brothers Special Financing [16]	Sell	375 BPS quarterly	12/20/12	9,570	(1,121)
Gannett Co., Inc., 6.38%, 04/01/12	Bank of America	Buy	67 BPS quarterly	03/20/17	7,200	681
Gaz Capital S.A. for Gazprom, 8.63%, 04/28/34	Deutsche Bank AG, New York	Sell	39 BPS semi-annually	04/20/08	14,560	(12)
Government of Jamaica, 11.63%, 01/15/22	Bear Stearns Credit Products, Inc. (y)	Buy	341 BPS semi-annually	07/20/17	3,430	472
Government of Jamaica, 11.63%, 01/15/22	Bear Stearns Credit Products, Inc. (y)	Buy	397 BPS semi-annually	08/20/17	910	94
Government of Ukraine, 7.65%, 06/11/13	Lehman Brothers Special Financing	Sell	169 BPS semi-annually	11/20/11	1,500	(38)
ICICI Bank, Ltd., 5.75%, 11/16/10	Deutsche Bank AG, New York	Sell	26 BPS quarterly	03/20/08	8,000	(3)
Kazkommertzbank International BV, 7.88%, 04/07/14	Morgan Stanley Capital Services	Sell	175 BPS semi-annually	08/20/08	9,050	(162)
Kazkommertzbank International BV, 7.88%, 04/07/14	Morgan Stanley Capital Services	Buy	300 BPS semi-annually	08/20/12	1,810	234
Marsh & McLennan Co., Inc., 5.38%, 07/15/14	Bank of America	Buy	100 BPS quarterly	09/20/14	4,000	18
Marsh & McLennan Co., Inc., 5.38%, 07/15/14	Bank of America	Buy	101 BPS quarterly	09/20/14	4,000	15
MetLife, Inc., 5.00%, 06/15/15	Goldman Sachs Capital Management	Sell	220 BPS quarterly	03/20/13	7,000	144
Petroleos de Venezuela S.A., 5.38%, 04/12/27	Deutsche Bank AG, New York	Sell	258.5 BPS semi-annually	05/20/12	2,790	(313)
Republic of Argentina, 8.28%, 12/31/33	Bear Stearns Credit Products, Inc. (y)	Sell	341 BPS semi-annually	07/20/17	3,430	(543)
Republic of Argentina, 8.28%, 12/31/33	Bear Stearns Credit Products, Inc. (y)	Sell	407 BPS semi-annually	08/20/17	910	(112)
Republic of Brazil, 12.25%, 03/06/30	Bear Stearns Credit Products, Inc. (y)	Buy	103 BPS semi-annually	12/20/11	4,545	25
Republic of Brazil, 12.25%, 03/06/30	Bear Stearns Credit Products, Inc. (y)	Sell	100 BPS semi-annually	09/20/12	5,500	(63)
Republic of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	108.5 BPS semi-annually	12/20/11	845	3
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	111 BPS semi-annually	12/20/11	10,880	26
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	84 BPS semi-annually	09/20/12	6,350	(120)
Republic of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	102 BPS semi-annually	12/20/11	9,705	56
Republic of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	103 BPS semi-annually	12/20/11	9,090	49
Republic of Kazakhstan, 11.13%, 05/11/07	Barclays Bank plc	Sell	68 BPS semi-annually	08/20/12	3,330	(243)
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	60 BPS semi-annually	03/20/12	5,150	(325)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	53.51 BPS semi-annually	03/20/12	8,800	(580)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	61 BPS semi-annually	03/20/12	3,710	(233)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	65.5 BPS semi-annually	08/20/12	9,160	(678)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	71 BPS semi-annually	08/20/12	4,340	(312)
Republic of Turkey, 11.88%, 01/15/30	Deutsche Bank AG, New York	Buy	239 BPS semi-annually	08/20/12	4,400	(63)
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	145 BPS semi-annually	07/20/12	1,720	45
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	146 BPS semi-annually	07/20/12	11,940	305
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	194 BPS semi-annually	08/20/12	4,130	24
Russia AG Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	72 BPS semi-annually	03/20/09	1,875	(28)
Russia AG Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	76 BPS semi-annually	02/20/09	18,385	(281)
Russian Federation, 7.50%, 03/31/30	Bear Stearns Credit Products, Inc. (y)	Sell	45.5 BPS semi-annually	12/20/11	9,090	(241)
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Buy	30 BPS semi-annually	03/20/09	1,875	7
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	105 BPS semi-annually	06/20/10	8,000	14
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	101 BPS semi-annually	07/20/10	6,000	19

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   33

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	51 BPS semi-annually	12/20/11	1,690	(41)
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	52.5 BPS semi-annually	12/20/11	21,760	(521)
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Sell	140 BPS semi-annually	04/20/10	3,930	41
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	31 BPS semi-annually	02/20/09	18,385	57
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	45.5 BPS semi-annually	12/20/11	19,410	(515)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	46 BPS semi-annually	12/20/11	18,180	(479)
Southwest Airlines, 6.50%, 03/01/12	Bank of America	Buy	58 BPS quarterly	06/20/14	6,900	322
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	106 BPS semi-annually	06/20/10	8,000	(91)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	96 BPS semi-annually	07/20/10	6,000	(66)
United Mexican States, 7.50%, 04/08/33	Morgan Stanley Capital Services	Buy	112 BPS semi-annually	04/20/10	3,930	(52)
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	40 BPS semi-annually	03/20/08	9,550	11
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	64 BPS semi-annually	05/20/12	4,700	(413)
						(8,271)

[1]	Premiums paid of $191.

[2]	Premium received of $59.

[3]	Premium received of $275.

[4]	Premiums paid of $37.

[5]	Premiums paid of $590.

[6]	Premiums paid of $136.

[7]	Premium received of $321.

[8]	Premium received of $336.

[9]	Premiums paid of $208.

[10]	Premiums paid of $30.

[11]	Premium received of $336.

[12]	Premium received of $323.

[13]	Premium received of $1,893.

[14]	Premium received of $621.

[15]	Premium received of $494.

[16]	Premium received of $766.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America (b)	BA Covered Bond Issuer, 5.50%, 06/14/12	106.55	03/12/08	47,700	332
Bank of America (b)	Northern Rock plc, 5.63% 06/22/17	102.58	03/19/08	14,795	12
Barclays Bank plc (b)	FHLB, 5.38%, 05/18/16	106.07	03/13/08	23,290	768
Barclays Bank plc (b)	Nationwide Building Society, 5.50%, 07/18/12	106.02	04/16/08	41,410	207
BNP Paribas (a)	U.S. Treasury Note, 4.75%, 08/15/17	106.76	03/27/08	13,575	(382)
BNP Paribas (b)	U.S. Treasury Inflation Index Note, 2.63%, 07/15/17	110.43	03/27/08	12,295	433
Citibank, N.A. (a)	FNMA, 30 Year, TBA, 5.00%	99.21	03/05/08	28,150	218
Citibank, N.A. (a)	U.S. Treasury Note, 4.25%, 11/15/17	103.20	03/14/08	88,000	(2,249)
Citibank, N.A. (a)	FNMA, 30 Year, TBA, 5.50%	100.15	04/07/08	97,000	—
Citibank, N.A. (a)	FNMA, 30 Year, TBA, 5.50%	100.15	04/07/08	73,330	—
Citibank, N.A. (a)	FNMA, 30 Year, TBA, 6.50%	103.22	04/07/08	12,500	(19)
Citibank, N.A. (b)	FNMA, 30 Year, TBA, 6.00%	100.84	04/07/08	4,800	53
Citibank, N.A. (b)	FNMA, 30 Year, TBA, 6.00%	100.84	04/07/08	15,600	173
Citibank, N.A. (b)	FNMA, 30 Year, TBA, 6.50%	103.22	04/07/08	135,000	205

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Credit Suisse International (a)	U.S. Treasury Note, 2.13%, 01/31/10	100.47	03/27/08	98,600	(493)
Credit Suisse International (b)	FHLB, 5.38%, 05/18/16	106.8	03/13/08	40,910	1,040
Deutsche Bank AG, New York (a)	FHLMC Gold, 30 Year, TBA, 6.00%	102.31	03/05/08	93,145	175
Deutsche Bank AG, New York (a)	FNMA, 30 Year, TBA, 5.00%	100.00	03/05/08	38,500	611
Deutsche Bank AG, New York (a)	FNMA, 30 Year, TBA, 6.00%	100.63	03/05/08	103,700	(1,571)
Deutsche Bank AG, New York (a)	FNMA, 15 Year, TBA, 5.50%	102.41	03/11/08	74,000	185
Deutsche Bank AG, New York (a)	FNMA, 30 Year, TBA, 5.50%	99.05	04/07/08	30,600	(406)
Deutsche Bank AG, New York (b)	FHLMC Gold, 30 Year, TBA, 6.50%	103.72	03/05/08	49,500	8
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 4.50%	94.84	03/05/08	70,000	525
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 5.00%	100.00	03/05/08	40,300	(639)
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 5.00%	100.00	03/05/08	11,000	(175)
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 6.00%	102.38	03/05/08	148,595	(348)
Deutsche Bank AG, New York (b)	FNMA, 15 Year, TBA, 5.00%	100.78	03/11/08	8,000	22
Deutsche Bank AG, New York (b)	FNMA, 15 Year, TBA, 6.00%	103.19	03/11/08	52,000	41
Deutsche Bank AG, New York (b)	GNMA, 30 Year, TBA, 6.00%	102.94	03/13/08	12,000	56
Deutsche Bank AG, New York (b)	GNMA, 30 Year, TBA, 6.50%	104.00	03/13/08	18,000	65
Deutsche Bank AG, New York (b)	FHLMC, 4.50%, 01/15/14	103.19	03/26/08	10,495	139
Deutsche Bank AG, New York (b)	U.S. Treasury Note, 4.25%, 11/15/17	103.65	03/26/08	100,000	2,064
Deutsche Bank AG, New York (b)	U.S. Treasury Note, 3.50%, 02/15/18	98.06	03/27/08	25,900	434
Deutsche Bank AG, New York (b)	FHLMC Gold, 30 Year, TBA, 5.00%	97.35	04/07/08	77,000	664
Deutsche Bank AG, New York (b)	FHLMC Gold, 30 Year, TBA, 5.00%	100.00	04/07/08	31,650	108
Deutsche Bank AG, New York (b)	FHLMC Gold, 30 Year, TBA, 6.00%	100.47	04/07/08	122,000	1,763
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 5.50%	99.81	04/07/08	48,400	273
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 6.50%	102.80	04/07/08	68,000	388
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 6.50%	103.31	04/07/08	418,100	—
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 6.50%	103.31	04/07/08	136,650	—
Lehman Brothers Special Financing (a)	FNMA, 30 Year, TBA, 5.50%	101.22	03/05/08	30,915	200
Lehman Brothers Special Financing (a)	FNMA, 30 Year, TBA, 6.00%	100.66	03/05/08	40,000	(593)
Lehman Brothers Special Financing (a)	FNMA, 30 Year, TBA, 6.50%	103.69	03/05/08	119,000	111
Lehman Brothers Special Financing (a)	GNMA, 30 Year, TBA, 6.00%	102.88	03/13/08	18,000	(95)
Lehman Brothers Special Financing (a)	FNMA, 30 Year, TBA, 5.00%	97.94	04/07/08	277,900	—
Lehman Brothers Special Financing (a)	FNMA, 30 Year, TBA, 5.00%	97.94	04/07/08	134,985	—
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 5.50%	98.34	03/05/08	80,000	1,780
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 5.50%	98.38	03/05/08	160,000	3,510
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 5.50%	100.23	03/05/08	43,200	148
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 5.50%	101.22	03/05/08	81,400	(528)
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 6.00%	100.73	03/05/08	59,000	834
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 6.00%	102.47	03/05/08	500	(2)
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 6.50%	103.69	03/05/08	21,800	(20)
Lehman Brothers Special Financing (b)	FNMA, 15 Year, TBA, 6.00%	103.38	03/11/08	111,000	(121)
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 4.50%	94.63	04/07/08	70,000	555
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 6.00%	100.88	04/07/08	220,200	2,353
Morgan Stanley Capital Services (a)	FNMA, 15 Year, TBA, 6.00%	103.34	03/11/08	65,000	51
Morgan Stanley Capital Services (a)	FNMA, 30 Year, TBA, 5.00%	97.63	04/07/08	118,000	(738)
Morgan Stanley Capital Services (a)	FNMA, 30 Year, TBA, 5.50%	100.28	04/07/08	348,000	—
Morgan Stanley Capital Services (b)	FNMA, 30 Year, TBA, 6.00%	101.38	03/05/08	105,000	799
Morgan Stanley Capital Services (b)	FNMA, 30 Year, TBA, 6.00%	102.31	03/05/08	272,100	(467)
Morgan Stanley Capital Services (b)	FNMA, 30 Year, TBA, 6.50%	103.63	03/05/08	92,000	(29)
Morgan Stanley Capital Services (b)	FNMA, 30 Year, TBA, 5.00%	97.63	04/07/08	77,000	482
Union Bank of Switzerland AG (a)	FNMA, 30 Year, TBA, 5.50%	99.56	03/05/08	110,000	(1,108)
Union Bank of Switzerland AG (b)	FNMA, 30 Year, TBA, 5.00%	97.06	03/05/08	28,500	392
Union Bank of Switzerland AG (b)	FNMA, 30 Year, TBA, 5.50%	101.34	03/05/08	8,300	(64)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   35

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Union Bank of Switzerland AG (b)	FNMA, 30 Year, TBA, 6.00%	101.50	03/05/08	19,500	125
Union Bank of Switzerland AG (b)	FNMA, 30 Year, TBA, 6.00%	102.38	03/05/08	82,000	(192)
Union Bank of Switzerland AG (b)	FHLMC Gold, 30 Year, TBA, 6.00%	100.47	04/07/08	81,100	1,172
Union Bank of Switzerland AG (b)	FNMA, 30 Year, TBA, 4.50%	95.22	04/07/08	67,000	—
Union Bank of Switzerland AG (b)	FNMA, 30 Year, TBA, 6.50%	103.13	04/07/08	48,000	117
					13,352

(a)	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.

(b)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

Total Return Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Morgan Stanley Capital Services	TransCredit Bank, 7.30%, 02/26/09	3 Month LIBOR + 20 BPS quarterly	Total Return on TransCredit Bank, 7.30%, 02/26/09 quarterly	02/26/09	RUB 486,200	769
Morgan Stanley Capital Services	OGK/ Rushydro’s, 12/13/13	3 Month LIBOR + 20 BPS quarterly	Total Return on OGK/ Rushydro’s, 12/13/13 quarterly	12/25/10	RUB 99,840	129
						898

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 95.3%
	Corporate Bonds — 19.8%
	Brazil — 2.2%
BRL 1,730	Citibank N.A., Brazilian Real Notes, 15.00%, 07/02/10 (i)	1,110
	Morgan Stanley & Co., Inc., Brazil Linked Notes,
3,600	12.15%, 01/05/22 (e) (m)	4,170
1,000	14.40%, 08/04/16 (e) (m)	1,316
		6,596
	China — 0.2%
715	Citic Resources Finance Ltd., 6.75%, 05/15/14 (e) (m)	665
	Mexico — 0.7%
MXN 40,000	Depfa Bank plc, Zero Coupon, 06/15/15	1,989
	Russia — 7.9%
1,945	ALROSA Finance S.A., 8.88%, 11/17/14 (e) (m)	2,105
	Gaz Capital S.A. for Gazprom,
1,590	6.21%, 11/22/16 (e) (m)	1,493
885	6.51%, 03/07/22 (e) (m)	806
5,230	7.29%, 08/16/37 (e) (m)	4,871
1,620	8.63%, 04/28/34 (e) (m)	1,875
	Gazprom International S.A.,
1,965	7.20%, 02/01/20	2,016
	Gazstream S.A. for OAO Gazprom,
3,034	5.63%, 07/22/13 (e) (m)	3,027
2,338	5.63%, 07/22/13	2,330
720	RSHB Capital S.A. for OJSC Russian Agricultural Bank, 7.18%, 05/16/13 (m)	737
2,980	TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67%, 03/05/14 (e) (m)	2,895
1,600	VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	1,504
		23,659
	Singapore — 0.2%
640	BW Group Ltd., 6.63%, 06/28/17 (e) (m)	572
	Trinidad & Tobago — 1.1%
3,452	National Gas Co. of Trinidad and Tobago Ltd., 6.05%, 01/15/36 (m)	3,265
	Ukraine — 3.9%
	Credit Suisse First Boston International for CJSC The EXIM of Ukraine,
320	6.80%, 10/04/12	311
7,855	7.65%, 09/07/11	7,933
1,840	CS International for City of Kiev Ukraine, 8.25%, 11/26/12 (e) (m)	1,862
1,695	Dresdner Kleinwort Wasserstein for CJSC The EXIM of Ukraine, 7.75%, 09/23/09	1,721
		11,827
	Venezuela — 3.6%
970	Petrobras International Finance Co., 5.88%, 03/01/18 (m)	958
	Petroleos de Venezuela S.A.,
8,409	5.25%, 04/12/17	5,844
6,995	5.38%, 04/12/27	4,153
		10,955
	Total Corporate Bonds (Cost $59,984)	59,528
	Foreign Government Securities — 72.5%
	Argentina — 9.1%
	Republic of Argentina,
2,120	7.00%, 10/03/15 (m)	1,771
ARS 11,300	VAR, 0.00%, 09/30/14 (m)	3,661
ARS 5,505	VAR, 0.00%, 01/03/16 (m)	2,445
ARS 34,971	VAR, 0.00%, 02/04/18 (m)	14,197
ARS 9,812	VAR, 0.00%, 12/31/33 (m)	3,517
5,654	VAR, 0.63%, 12/15/35 (m)	752
ARS 8,480	VAR, 0.63%, 12/31/38 (m)	1,087
		27,430
	Barbados — 0.2%
	Government of Barbados,
239	6.63%, 12/05/35 (m)	229
390	6.63%, 12/05/35 (e) (m)	374
		603
	Brazil — 10.6%
300	Banco Nacional de Desenvolvimento Economico e Social, VAR, 5.33%, 06/16/08 (m)	298
	Federal Republic of Brazil,
5,605	7.13%, 01/20/37 (m)	6,053
2,980	7.88%, 03/07/15 (m)	3,412
1,600	8.75%, 02/04/25 (m)	1,980
800	8.88%, 10/14/19 (m)	996
1,197	10.13%, 05/15/27 (m)	1,679
7,188	12.25%, 03/06/30 (m)	12,004
BRL 10,055	Lehman Brothers Holdings, Inc., 10.00%, 01/03/12 (linked to Brazilian Real Notes, 10.00%, 01/03/12) (e) (i)	5,485
		31,907
	Chile — 1.4%
3,650	Government of Chile, 7.13%, 01/11/12 (m)	4,079
	Colombia — 3.3%
COP 3,692,000	Bogota Distrio Capital, 9.75%, 07/26/28 (e) (m)	1,743
	Republic of Colombia,
1,030	7.38%, 01/27/17 (m)	1,134
1,640	7.38%, 09/18/37 (m)	1,744
575	11.75%, 02/25/20 (m)	841

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   37

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Colombia — Continued
COP 7,899,000	12.00%, 10/22/15	4,554
		10,016
	Costa Rica — 1.4%
3,268	Republic of Costa Rica, 10.00%, 08/01/20 (m)	4,273
	Dominican Republic — 3.0%
	Citigroup Funding, Inc.,
1,700	0.00%, 05/12/08 (linked to Dominican Republic Government Bond, 0.00%, 05/12/08) (e) (i)	1,718
2,615	15.00%, 03/12/12 (linked to Dominican Republic Government Bond, 15.00%, 03/09/12) (e) (i)	2,390
1,030	22.00%, 10/03/11 (linked to Dominican Republic Government Bond, 22.00%, 10/03/11) (e) (i)	952
2,065	VAR, 24.00%, 01/11/13 (linked to Dominican Republic Government Bond, 24.00%, 01/11/13) (e) (i) (m)	2,025
	Government of Dominican Republic,
322	9.04%, 01/23/18 (e) (m)	351
1,350	9.04%, 01/23/18 (m)	1,472
40	9.50%, 09/27/11 (m)	42
		8,950
	Egypt — 1.8%
EGP 17,700	Arab Republic of Egypt,
	8.75%, 07/18/12 (e) (m)	3,345
	Citigroup Funding, Inc.,
475	0.00%, 07/17/08 (linked to Egypt Treasury Bill, 0.00%, 07/17/08) (e) (i) (m)	477
1,010	0.00%, 10/09/08 (linked to Egypt Treasury Bill, 0.00%, 10/09/08) (e) (i)	1,088
520	0.00%, 01/08/09 (linked to Egypt Treasury Bill, 0.00%, 01/08/09) (e) (i) (m)	528
		5,438
	El Salvador — 1.1%
	Republic of El Salvador,
600	7.65%, 06/15/35 (m)	645
2,360	8.25%, 04/10/32 (e) (m)	2,690
		3,335
	Gabon — 0.9%
2,445	Republic of Gabon, 8.20%, 12/12/17 (e) (m)	2,558
	Ghana — 1.1%
1,550	Barclays Bank plc, 0.00%, 04/07/10 (linked to Government of Ghana, 0.00%, 04/07/10) (e) (i) (m)	1,527
2,000	Citigroup Funding, Inc., 15.00%, 06/20/12 (linked to Government of Ghana, 15.00%, 06/20/12) (e) (i)	1,672
		3,199
	Guatemala — 2.8%
	Republic of Guatemala,
1,521	8.13%, 10/06/34 (m)	1,780
2,930	9.25%, 08/01/13 (m)	3,377
2,910	10.25%, 11/08/11 (m)	3,361
		8,518
	Indonesia — 2.7%
3,160	Deutsche Bank Financial, Inc., 15.00%, 07/20/18 (linked to Indonesia Government Bond, 15.00%, 07/15/18) (e) (i)	4,677
3,320	Republic of Indonesia, 6.88%, 01/17/18 (e) (m)	3,453
		8,130
	Iraq — 0.3%
1,250	Republic of Iraq, 5.80%, 01/15/28 (e)	914
	Mexico — 3.3%
	United Mexican States,
MXN 9,300	8.00%, 12/19/13 (m)	889
3,700	8.30%, 08/15/31 (m)	4,778
MXN 23,000	10.00%, 12/05/24 (m)	2,629
1,085	11.38%, 09/15/16 (m)	1,562
		9,858
	Nigeria — 0.5%
1,380	Citigroup Funding, Inc., VAR, 0.00%, 12/17/10 (linked to Republic of Nigeria, VAR, 0.00%, 12/17/10) (e) (i) (m)	1,377
	Peru — 2.4%
3,420	IIRSA Norte Finance Ltd., 8.75%, 05/30/24 (m)	3,831
	Republic of Peru,
1,193	6.55%, 03/14/37 (m)	1,223
600	8.38%, 05/03/16 (m)	714
364	8.75%, 11/21/33 (m)	471
844	9.88%, 02/06/15 (m)	1,060
		7,299
	Philippines — 3.7%
	Republic of Philippines,
4,590	7.75%, 01/14/31 (m)	5,078
5,449	8.25%, 01/15/14 (m)	6,164
		11,242
	Russia — 6.4%
	Russian Federation,
1,657	8.25%, 03/31/10	1,736
1,729	12.75%, 06/24/28 (m)	3,115

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Russia — Continued
12,548	SUB, 7.50%, 03/31/30 (m)	14,352
		19,203
	Turkey — 5.2%
TRY 11,535	Credit Suisse, Nassau Branch, 14.00%, 01/19/11, (linked to Republic of Turkey Government Bond, 14.00%, 01/19/11) (e) (i)	8,852
TRY 3,500	Credit Suisse, Nassau Branch, 14.00%, 01/19/11, (linked to Republic of Turkey Government Bond, 14.00%, 01/19/11) (e) (i)	2,728
	Republic of Turkey,
2,150	6.88%, 03/17/36 (m)	1,983
2,000	12.38%, 06/15/09 (m)	2,210
		15,773
	Uganda — 0.4%
1,030	Citigroup Funding, Inc., 0.00%, 03/17/08 (linked to Uganda Treasury Bill, 0.00%, 03/17/08) (e) (i)	1,147
	Ukraine — 3.1%
	Government of Ukraine,
1,750	6.58%, 11/21/16	1,726
2,390	6.58%, 11/21/16 (e) (m)	2,363
2,065	7.65%, 06/11/13	2,199
3,000	FRN, 6.39%, 08/05/09	3,060
		9,348
	Uruguay — 1.2%
	Republic of Uruguay,
UYU 15,000	3.70%, 06/26/37 (m)	654
UYU 30,960	5.00%, 09/14/18 (m)	1,779
465	7.50%, 03/15/15 (m)	502
270	7.63%, 03/21/36 (m)	277
379	8.00%, 11/18/22 (m)	409
		3,621
	Venezuela — 6.6%
	Republic of Venezuela,
2,194	8.50%, 10/08/14 (m)	2,128
1,311	8.50%, 10/08/14 (m)	1,265
1,625	9.38%, 01/13/34 (m)	1,593
12,756	10.75%, 09/19/13 (m)	13,617
1,020	13.63%, 08/15/18 (m)	1,275
		19,878
	Total Foreign Government Securities (Cost $216,388)	218,096
	U.S. Treasury Obligations — 2.2%
	United States — 2.2%
	U.S. Treasury Notes,
6,000	2.88%, 01/31/13 (m)	6,106
520	4.88%, 04/30/08 (k)	522
	Total U.S. Treasury Obligations (Cost $6,545)	6,628

NUMBER OF WARRANTS
	Warrants — 0.8%
	Argentina — 0.8%
	Republic of Argentina,
ARS 43,114	Expires 12/15/35 (linked to GDP) (a) (m)	1,191
EUR 6,430	Expires 12/15/35 (linked to GDP) (a) (m)	1,089
	Total Warrants (Cost $1,973)	2,280
	Total Long-Term Investments (Cost $284,890)	286,532

SHARES
Short-Term Investment — 3.2%
	Investment Company — 3.2%
9,742	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $9,742)	9,742
	Total Investments — 98.5% (Cost $294,632)	296,274
	Other Assets in Excess of Liabilities — 1.5%	4,448
	NET ASSETS — 100.0%	$300,722

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
226	10 Year U.S. Treasury Note	June, 2008	26,506	634
211	U.S. Treasury Bond	June, 2008	25,030	577
	Short Futures Outstanding
(73)	2 Year U.S. Treasury Note	June, 2008	(15,689)	(121)
(250)	5 Year U.S. Treasury Note	June, 2008	(28,563)	(445)
				645

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   39

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,315,000	EUR	03/31/08	(8,063)	(7,692)	(371)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Gaz Capital S.A. for Gazprom, 8.63%, 04/28/34	Deutsche Bank AG, New York	Sell	39 BPS semi-annually	04/20/08	2,340	(2)
Gazprom International S.A., 7.20%, 02/01/20	Lehman Brothers Special Financing	Buy	112 BPS semi-annually	04/20/11	5,180	5
Government of Jamaica, 11.63%, 01/15/22	Bear Stearns Credit Products (y)	Buy	341 BPS semi-annually	07/20/17	800	110
Government of Jamaica, 11.63%, 01/15/22	Bear Stearns Credit Products (y)	Buy	397 BPS semi-annually	08/20/17	210	22
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	190 BPS semi-annually	07/20/10	500	(1)
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	170 BPS semi-annually	08/20/10	750	(9)
Government of Ukraine, 7.65%, 06/11/13	Union Bank of Switzerland AG	Sell	184 BPS semi-annually	08/20/10	300	(2)
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	176 BPS semi-annually	09/20/10	400	(1)
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	203 BPS semi-annually	08/20/11	660	(10)
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	175 BPS semi-annually	10/20/11	3,030	(62)
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	189 BPS semi-annually	10/20/11	1,670	(25)
Government of Ukraine, 7.65%, 06/11/13	Morgan Stanley Capital Services	Sell	162 BPS semi-annually	11/20/11	740	(20)
Government of Ukraine, 7.65%, 06/11/13	Barclays Bank plc	Sell	156 BPS semi-annually	04/20/12	530	(19)
Government of Ukraine, 7.65%, 06/11/13	Deutsche Bank AG, New York	Sell	158 BPS semi-annually	04/20/12	350	(12)
Government of Ukraine, 7.65%, 06/11/13	Citibank, N.A.	Sell	137.75 BPS semi-annually	06/20/12	2,860	(139)
Kazkommertzbank International BV, 7.88%, 04/07/14	Morgan Stanley Capital Services	Sell	175 BPS semi-annually	08/20/08	2,100	(37)
Kazkommertzbank International BV, 7.88%, 04/07/14	Deutsche Bank AG, New York	Sell	235 BPS semi-annually	03/20/12	350	(50)
Kazkommertzbank International BV, 7.88%, 04/07/14	Morgan Stanley Capital Services	Sell	220 BPS semi-annually	03/20/12	640	(94)
Kazkommertzbank International BV, 7.88%, 04/07/14	Morgan Stanley Capital Services	Sell	230 BPS semi-annually	03/20/12	1,670	(240)
Kazkommertzbank International BV, 7.88%, 04/07/14	Morgan Stanley Capital Services	Buy	300 BPS semi-annually	08/20/12	420	54
Kazkommertzbank International BV, 8.00%, 11/03/15	Morgan Stanley Capital Services	Sell	230 BPS semi-annually	03/20/12	750	(108)
Pemex, 9.50%, 09/15/27	Citibank, N.A.	Buy	125 BPS semi-annually	06/20/10	1,000	(13)
Petroleos De Venezuela S.A., 5.25%, 04/12/17	Union Bank of Switzerland AG	Sell	278 BPS semi-annually	06/20/12	510	(55)
Petroleos De Venezuela S.A., 5.25%, 04/12/17	Union Bank of Switzerland AG	Sell	344 BPS semi-annually	07/20/12	520	(41)
Petroleos De Venezuela S.A., 5.25%, 04/12/17	Union Bank of Switzerland AG	Sell	355 BPS semi-annually	07/20/12	770	(57)
Petroleos De Venezuela S.A., 5.38%, 04/12/27	Bear Stearns Credit Products (y)	Sell	342 BPS semi-annually	07/20/12	350	(18)
Petroleos De Venezuela S.A., 5.38%, 04/12/27	Bear Stearns Credit Products (y)	Sell	361 BPS semi-annually	07/20/12	380	(27)
Petroleos De Venezuela S.A., 5.38%, 04/12/27	Morgan Stanley Capital Services	Sell	340 BPS semi-annually	07/20/12	870	(69)
Petroleos De Venezuela S.A., 5.38%, 04/12/27	Morgan Stanley Capital Services	Sell	355 BPS semi-annually	07/20/12	960	(71)
Petroleos De Venezuela S.A., 5.50%, 04/12/37	Lehman Brothers Special Financing	Sell	265 BPS semi-annually	05/20/12	3,100	(340)
Petroleos De Venezuela S.A., 5.50%, 04/12/37	Lehman Brothers Special Financing	Sell	328 BPS semi-annually	07/20/12	190	(16)
Petroleos De Venezuela S.A., 5.50%, 04/12/37	Lehman Brothers Special Financing	Sell	340 BPS semi-annually	07/20/12	870	(79)
Petroleos De Venezuela S.A., 5.50%, 04/12/37	Lehman Brothers Special Financing	Sell	341 BPS semi-annually	07/20/12	870	(69)
Petroleos De Venezuela S.A., 5.50%, 04/12/37	Lehman Brothers Special Financing	Sell	355 BPS semi-annually	07/20/12	170	(13)

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	343 BPS semi-annually	09/20/10	350	1
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	303.5 BPS semi-annually	10/20/10	750	(10)
Republic of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	338 BPS semi-annually	10/20/10	400	— (h)
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	295 BPS semi-annually	03/20/11	840	(19)
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	208.5 BPS semi-annually	09/20/11	550	37
Republic of Argentina, 8.28%, 12/31/33	Deutsche Bank AG, New York	Sell	196 BPS semi-annually	04/20/12	230	(22)
Republic of Argentina, 8.28%, 12/31/33	Citibank, N.A.	Sell	216 BPS semi-annually	06/20/12	720	(69)
Republic of Argentina, 8.28%, 12/31/33	Deutsche Bank AG, New York	Sell	214 BPS semi-annually	06/20/12	1,140	(110)
Republic of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Sell	216 BPS semi-annually	06/20/12	1,430	(137)
Republic of Argentina, 8.28%, 12/31/33	Bear Stearns Credit Products (y)	Buy	258 BPS semi-annually	07/20/12	350	30
Republic of Argentina, 8.28%, 12/31/33	Deutsche Bank AG, New York	Sell	208 BPS semi-annually	07/20/12	830	(86)
Republic of Argentina, 8.28%, 12/31/33	Deutsche Bank AG, New York	Sell	232.67 BPS semi-annually	07/20/12	1,450	(137)
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	258 BPS semi-annually	07/20/12	1,060	90
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Buy	263 BPS semi-annually	07/20/12	870	72
Republic of Argentina, 8.28%, 12/31/33	Morgan Stanley Capital Services	Buy	262 BPS semi-annually	07/20/12	870	73
Republic of Argentina, 8.28%, 12/31/33	Union Bank of Switzerland AG	Buy	262 BPS semi-annually	07/20/12	520	43
Republic of Argentina, 8.28%, 12/31/33	Lehman Brothers Special Financing	Sell	397 BPS semi-annually	11/20/12	6,870	(230)
Republic of Argentina, 8.28%, 12/31/33	Bear Stearns Credit Products (y)	Sell	341 BPS semi-annually	07/20/17	800	(127)
Republic of Argentina, 8.28%, 12/31/33	Bear Stearns Credit Products (y)	Sell	407 BPS semi-annually	08/20/17	210	(26)
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	300 BPS semi-annually	09/20/10	350	(22)
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	261.5 BPS semi-annually	10/20/10	750	(39)
Republic of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	290 BPS semi-annually	10/20/10	400	(24)
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	142 BPS semi-annually	03/20/11	840	(15)
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	119 BPS semi-annually	09/20/11	270	2
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	120 BPS semi-annually	09/20/11	280	2
Republic of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	81 BPS semi-annually	04/20/12	230	4
Republic of Brazil, 12.25%, 03/06/30	Citibank, N.A.	Buy	69.5 BPS semi-annually	06/20/12	720	17
Republic of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	73.21 BPS semi-annually	06/20/12	1,140	26
Republic of Brazil, 12.25%, 03/06/30	Morgan Stanley Capital Services	Buy	69 BPS semi-annually	06/20/12	1,430	35
Republic of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	71.33 BPS semi-annually	07/20/12	1,450	36
Republic of Brazil, 12.25%, 03/06/30	Deutsche Bank AG, New York	Buy	66 BPS semi-annually	07/20/12	830	23
Republic of Colombia, 10.38%, 01/28/33	Deutsche Bank AG, New York	Buy	91.42 BPS semi-annually	04/20/12	410	10
Republic of Colombia, 10.38%, 01/28/33	Lehman Brothers Special Financing	Buy	82.5 BPS semi-annually	06/20/12	3,990	132
Republic of Colombia, 10.38%, 01/28/33	Lehman Brothers Special Financing	Buy	96 BPS semi-annually	04/20/12	210	5
Republic of Colombia, 10.38%, 01/28/33	Lehman Brothers Special Financing	Buy	98 BPS semi-annually	04/20/12	3,000	73
Republic of Colombia, 10.38%, 01/28/33	Morgan Stanley Capital Services	Buy	100 BPS semi-annually	04/20/12	750	18
Republic of Indonesia, 6.75%, 03/10/14	Citibank, N.A.	Sell	185 BPS quarterly	06/20/11	300	— (h)
Republic of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	185 BPS quarterly	06/20/11	730	— (h)
Republic of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	205 BPS quarterly	06/20/11	365	2
Republic of Indonesia, 6.75%, 03/10/14	Morgan Stanley Capital Services	Sell	127 BPS quarterly	12/20/11	400	(11)
Republic of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	101 BPS quarterly	06/20/12	690	(32)
Republic of Indonesia, 6.75%, 03/10/14	Deutsche Bank AG, New York	Sell	115 BPS quarterly	09/20/12	3,820	(174)
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	63 BPS semi-annually	05/20/11	1,600	(73)
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	60 BPS semi-annually	03/20/12	870	(55)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	53.51 BPS semi-annually	03/20/12	1,510	(99)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	61 BPS semi-annually	03/20/12	620	(39)
Republic of Kazakhstan, 11.13%, 05/11/07	Barclays Bank plc	Sell	68 BPS semi-annually	08/20/12	3,010	(220)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   41

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	65.5 BPS semi-annually	08/20/12	2,210	(164)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	71 BPS semi-annually	08/20/12	1,090	(78)
Republic of Peru, 8.75%, 11/21/33	Lehman Brothers Special Financing	Sell	62 BPS semi-annually	06/20/12	5,340	(144)
Republic of Peru, 8.75%, 11/21/33	Lehman Brothers Special Financing	Sell	108.5 BPS semi-annually	05/20/17	2,155	(111)
Republic of Peru, 8.75%, 11/21/33	Lehman Brothers Special Financing	Sell	90 BPS semi-annually	06/20/17	1,380	(88)
Republic of Philippines, 10.63%, 03/16/25	Citibank, N.A.	Buy	199 BPS quarterly	06/20/11	300	(2)
Republic of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	199 BPS quarterly	06/20/11	730	(4)
Republic of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	221 BPS quarterly	06/20/11	365	(5)
Republic of Philippines, 10.63%, 03/16/25	Morgan Stanley Capital Services	Buy	132 BPS quarterly	12/20/11	400	10
Republic of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	103 BPS quarterly	06/20/12	690	30
Republic of Philippines, 10.63%, 03/16/25	Deutsche Bank AG, New York	Buy	116 BPS quarterly	09/20/12	3,820	165
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	145 BPS semi-annually	07/20/12	370	10
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	146 BPS semi-annually	07/20/12	3,850	98
Republic of Turkey, 11.88%, 01/15/30	Deutsche Bank AG, New York	Buy	239 BPS semi-annually	08/20/12	1,000	(14)
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	194 BPS semi-annually	08/20/12	1,170	7
Republic of Venezuela, 9.25%, 09/15/27	Barclays Bank plc	Sell	172.1 BPS semi-annually	03/20/12	1,520	(157)
Republic of Venezuela, 9.25%, 09/15/27	Deutsche Bank AG, New York	Sell	160.42 BPS semi-annually	04/20/12	870	(97)
Republic of Venezuela, 9.25%, 09/15/27	Deutsche Bank AG, New York	Sell	162 BPS semi-annually	04/20/12	410	(46)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	160.5 BPS semi-annually	04/20/12	210	(24)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	161 BPS semi-annually	04/20/12	3,000	(335)
Republic of Venezuela, 9.25%, 09/15/27	Morgan Stanley Capital Services	Sell	169 BPS semi-annually	04/20/12	750	(82)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	218 BPS semi-annually	06/20/12	3,990	(395)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	222 BPS semi-annually	06/20/12	860	(84)
Republic of Venezuela, 9.25%, 09/15/27	Union Bank of Switzerland AG	Buy	203 BPS semi-annually	06/20/12	510	53
Republic of Venezuela, 9.25%, 09/15/27	Bear Stearns Credit Products (y)	Buy	266 BPS semi-annually	07/20/12	380	33
Republic of Venezuela, 9.25%, 09/15/27	Bear Stearns Credit Products (y)	Sell	250.4 BPS semi-annually	07/20/12	1,550	(142)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Buy	260 BPS semi-annually	07/20/12	170	15
Republic of Venezuela, 9.25%, 09/15/27	Morgan Stanley Capital Services	Buy	257 BPS semi-annually	07/20/12	960	86
Republic of Venezuela, 9.25%, 09/15/27	Union Bank of Switzerland AG	Buy	255 BPS semi-annually	07/20/12	770	69
Republic of Venezuela, 9.25%, 09/15/27	Union Bank of Switzerland AG	Sell	251 BPS semi-annually	07/20/12	1,550	(142)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	301.3 BPS semi-annually	08/20/12	1,680	(131)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	570 BPS semi-annually	08/20/12	670	12
Republic of Venezuela, 9.25%, 09/15/27	Morgan Stanley Capital Services	Sell	340 BPS semi-annually	08/20/12	90	(6)
Republic of Venezuela, 9.25%, 09/15/27	Lehman Brothers Special Financing	Sell	312 BPS semi-annually	10/20/12	15,030	(1,007)
Russian AG Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	76 BPS semi-annually	02/20/09	1,190	(18)
Russian AG Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	72 BPS semi-annually	03/20/09	120	(2)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	31 BPS semi-annually	02/20/09	1,190	4
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Buy	30 BPS semi-annually	03/20/09	120	1
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Buy	90 BPS semi-annually	07/20/10	500	— (h)
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Sell	101 BPS semi-annually	07/20/10	2,000	6
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	77 BPS semi-annually	08/20/10	70	— (h)
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Buy	75 BPS semi-annually	08/20/10	750	4
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	90 BPS semi-annually	08/20/10	300	— (h)
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Buy	64 BPS semi-annually	09/20/10	400	3
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Buy	53 BPS semi-annually	08/20/11	660	13
Russian Federation, 7.50%, 03/31/30	Morgan Stanley Capital Services	Buy	50 BPS semi-annually	11/20/11	740	18
Russian Federation, 7.50%, 03/31/30	Bear Stearns Credit Products (y)	Sell	45.5 BPS semi-annually	12/20/11	600	(16)

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	51 BPS semi-annually	12/20/11	1,580	(39)
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	52.5 BPS semi-annually	12/20/11	1,360	(33)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	45.5 BPS semi-annually	12/20/11	1,270	(34)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	46 BPS semi-annually	12/20/11	1,200	(32)
Russian Federation, 7.50%, 03/31/30	Barclays Bank plc	Buy	47.5 BPS semi-annually	04/20/12	530	15
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Buy	49.5 BPS semi-annually	04/20/12	350	10
United Mexican States, 7.50%, 04/08/33	Morgan Stanley Capital Services	Buy	96 BPS semi-annually	07/20/10	2,000	(22)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	81 BPS semi-annually	08/20/10	70	— (h)
United Mexican States, 8.30%, 08/15/31	Citibank, N.A.	Sell	105 BPS semi-annually	06/20/10	1,000	11
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	40 BPS semi-annually	03/20/08	1,360	2
VTB Capital S.A. for Vneshtorgbank, 7.50%, 10/12/11	Lehman Brothers Special Financing	Sell	109 BPS semi-annually	04/20/11	5,180	257
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	64 BPS semi-annually	05/20/12	790	(69)
						(5,144)

Total Return Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Morgan Stanley Capital Services	TransCredit Bank, 7.30%, 02/26/09	3 Month LIBOR + 20 BPS quarterly	Total Return on TransCredit Bank, 7.30%, 02/26/09 quarterly	02/26/09	RUB 31,200	49
Morgan Stanley Capital Services	OGK/Rushydro’s, 12/13/13	3 Month LIBOR + 20 BPS quarterly	Total Return on OGK/Rushydro’s, 12/13/13 quarterly	12/25/10	RUB 99,740	192
						241

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   43

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 70.1%
	Asset-Backed Securities — 19.9%
434	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 3.62%, 02/15/12 (e) (m)	433
500	Ameriquest Mortgage Securities, Inc., Series 2005-R2, Class M2, FRN, 3.62%, 04/25/35 (m)	430
1,400	Arkle Master Issuer plc (United Kingdom), Series 2006-1A, Class 3A, FRN, 3.12%, 08/17/11 (e) (m)	1,390
400	Asset Backed Funding Certificates, Series 2005-HE1, Class M2, FRN, 3.58%, 03/25/35 (m)	357
279	Bear Stearns Asset Backed Securities Trust, Series 2005-HE3, Class M1, FRN, 3.57%, 03/25/35 (m) (y)	240
	Capital One Auto Finance Trust,
750	Series 2007-B, Class A3B, FRN, 3.12%, 04/15/12 (m)	714
750	Series 2007-B, Class A4, FRN, 3.15%, 04/15/14 (m)	675
366	Carrington Mortgage Loan Trust, Series 2006-OPT1, Class A3, FRN, 3.31%, 02/25/36	341
695	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, FRN, 3.52%, 12/25/33	575
	Countrywide Asset-Backed Certificates,
117	Series 2004-6, Class 2A4, FRN, 3.58%, 11/25/34 (m)	105
156	Series 2005-BC1, Class M2, FRN, 3.58%, 05/25/35 (m)	133
659	Countrywide Home Equity Loan Trust, Series 2003-C, Class A, FRN, 3.39%, 05/15/29 (m)	543
2,600	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B, FRN, 3.25%, 10/25/36 (m)	2,169
689	Equifirst Loan Securitization Trust, Series 2007-1, Class A2A, FRN, 3.20%, 04/25/37	643
2,500	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF13, Class A2C, FRN, 3.30%, 10/25/36	2,145
514	Fleet Home Equity Loan Trust, Series 2003-1, Class A, FRN, 3.36%, 01/20/33	429
500	Helios Finance LP (Cayman Islands), Series 2001-S1, Class B1, FRN, 3.81%, 10/20/14 (e) (i)	454
800	HSI Asset Securitization Corp. Trust, Series 2006-OPT3, Class 3A3, FRN, 3.31%, 02/25/36	675
1,500	K2 (USA) LLC, Series 2007-2D, VAR, 5.81%, 02/15/09 (f) (i) (s) (v)	335
2,100	Links Finance LLC, FRN, 5.24%, 09/15/08 (e) (f) (i) (s)	630
550	MBNA Credit Card Master Note Trust, Series 2005-A5, Class A5, FRN, 3.12%, 12/15/10	549
150	Morgan Stanley ABS Capital I, Series 2005-HE2, Class M3, FRN, 3.62%, 01/25/35	126
278	Nationstar NIM Trust (Cayman Islands), Series 2007-C, Class A, 8.00%, 06/25/37 (e) (i)	167
413	New Century Home Equity Loan Trust, Series 2004-3, Class M1, FRN, 3.76%, 11/25/34	367
308	Nomura Asset Acceptance Corp., Series 2006-WF1, Class A1, FRN, 3.23%, 06/25/36	304
	Option One Mortgage Loan Trust,
81	Series 2002-1, Class A, FRN, 3.71%, 02/25/32	78
300	Series 2005-2, Class M1, FRN, 3.58%, 05/25/35	263
550	Park Place Securities, Inc., Series 2004-WHQ2, Class M2, FRN, 3.76%, 02/25/35	471
350	Residential Asset Securities Corp., Series 2005-KS11, Class M2, FRN, 3.56%, 12/25/35	284
160	Residential Funding Mortgage Securities II Inc., Series 2003-HS4, Class A1B, FRN, 3.40%, 01/25/29	138
	Securitized Asset Backed Receivables LLC Trust,
500	Series 2005-OP1, Class M2, FRN, 3.58%, 01/25/35	433
781	Series 2006-OP1, Class A2B, FRN, 3.34%, 10/25/35	769
300	Sigma Finance Corp. (Cayman Islands), FRN, 5.51%, 09/15/08 (e) (f) (i) (s)	235
462	Wachovia Asset Securitization, Inc., Series 2004-HE1, Class A, FRN, 3.35%, 06/25/34	440
1,800	Wells Fargo Home Equity Trust, Series 2006-3, Class A2, FRN, 3.29%, 01/25/37	1,503
1,000	William Street Funding Corp., Series 2005-1, Class A, FRN, 4.12%, 01/23/11 (e) (i)	945
	Total Asset-Backed Securities (Cost $25,694)	20,488
	Collateralized Mortgage Obligations — 14.9%
	Agency CMO — 3.0%
	Federal Home Loan Mortgage Corp., REMICS,
1,669	Series 2638, Class KI, IO, 5.00%, 11/15/27	122
2,366	Series 2645, Class SB, IF, IO, 3.98%, 07/15/27	180
821	Series 2686, Class FL, FRN, 3.52%, 03/15/28	818
863	Series 2827, Class AS, IF, IO, 3.98%, 06/15/22	50
1,242	Series 2928, Class IN, IO, 5.00%, 10/15/24	68
1,103	Series 2975, Class IO, IO, 5.50%, 06/15/26	69
	Federal National Mortgage Association, REMICS,
224	Series 2002-36, Class FS, FRN, 3.63%, 06/25/32	226
333	Series 2002-36, Class FT, FRN, 3.63%, 06/25/32	336
4,786	Series 2002-81, Class SJ, IF, IO, 4.37%, 04/25/32	477
635	Series 2003-121, Class FC, FRN, 3.54%, 02/25/28	632
1,529	Series 2005-51, Class KI, IO, 5.50%, 01/25/25	69
1,039	Series 2005-63, Class PK, IO, 5.50%, 10/25/24	42
		3,089

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — 11.9%
	Countrywide Alternative Loan Trust,
1,164	Series 2006-OA2, Class A1, FRN, 3.32%, 05/20/46 (m)	996
2,548	Series 2006-OA19, Class A1, FRN, 3.29%, 02/20/47 (m)	2,160
825	Series 2006-OA21, Class A1, FRN, 3.30%, 03/20/47	706
	Countrywide Home Loan Mortgage Pass Through Trust,
3	Series 2002-31, Class A3, 5.75%, 01/25/33 (m)	3
1,067	Series 2005-2, Class 2A3, FRN, 3.48%, 03/25/35 (m)	998
604	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, FRN, 3.45%, 08/19/45	546
	Harborview Mortgage Loan Trust,
261	Series 2005-10, Class 2A1A, FRN, 3.43%, 11/19/35	222
1,130	Series 2006-14, Class 2A1A, FRN, 3.27%, 03/19/38	958
685	Residential Accredit Loans, Inc., Series 2006-QA9, Class A1, FRN, 3.31%, 11/25/36	550
	Thornburg Mortgage Securities Trust,
415	Series 2003-2, Class A1, FRN, 3.81%, 04/25/43	405
3,657	Series 2006-6, Class A1, FRN, 3.25%, 11/25/46	3,473
	WaMu Mortgage Pass Through Certificates,
635	Series 2005-AR9, Class A1A, FRN, 3.45%, 07/25/45	591
784	Series 2005-AR13, Class A1A1, FRN, 3.43%, 10/25/45	717
		12,325
	Total Collateralized Mortgage Obligations (Cost $16,703)	15,414
	Commercial Mortgage-Backed Securities — 1.8%
500	CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A3, 6.39%, 08/15/36	511
953	LB-UBS Commercial Mortgage Trust, Series 2003-C5, Class A2, 3.48%, 07/15/27	944
423	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, FRN, 3.24%, 09/15/21 (e)	405
	Total Commercial Mortgage-Backed Securities (Cost $1,884)	1,860
	Corporate Bonds — 26.3%
	Capital Markets — 2.8%
500	Citigroup Funding, Inc., FRN, 5.30%, 03/02/09 (m)	498
1,000	Citigroup Global Markets Holdings, Inc., FRN, 5.19%, 03/07/08 (m)	1,000
850	Goldman Sachs Group, Inc. (The), FRN, 4.94%, 06/28/10	825
400	Lehman Brothers Holdings, Inc., FRN, 3.17%, 11/16/09	385
300	Lehman Brothers Holdings Capital Trust VIII, 3.92%, 05/31/12 (x)	214
		2,922
	Commercial Banks — 5.6%
1,000	BAC Capital Trust XIII, FRN, 5.39%, 03/15/43 (m) (x)	740
800	Banco Sabadell S.A. (Spain), FRN, 3.95%, 04/23/10 (e) (m)	766
1,600	Glitnir Banki HF (Iceland), FRN, 4.42%, 10/15/08 (e) (m)	1,601
200	ICICI Bank Ltd. (India), FRN, 4.92%, 01/12/10 (e)	192
600	Landsbanki Islands HF (Iceland), FRN, 3.79%, 08/25/09 (e)	581
1,900	Wells Fargo & Co., FRN, 3.67%, 01/29/10	1,904
		5,784
	Computers & Peripherals — 0.8%
800	Hewlett-Packard Co., FRN, 0.00%, 09/03/09	800
	Consumer Finance — 4.1%
1,400	Aiful Corp. (Japan), 6.00%, 12/12/11 (e) (m)	1,363
1,000	American Honda Finance Corp., FRN, 5.17%, 09/18/08 (e) (m)	1,000
350	Capital One Financial Corp., FRN, 5.43%, 09/10/09 (m)	340
1,550	International Lease Finance Corp., FRN, 3.31%, 05/24/10	1,481
		4,184
	Diversified Financial Services — 2.7%
800	General Electric Capital Corp., FRN, 5.09%, 06/15/09	799
1,400	IBM International Group Capital LLC, FRN, 3.65%, 07/29/09	1,403
600	ZFS Finance USA Trust III, FRN, 6.14%, 12/15/65 (e)	577
		2,779
	Electric Utilities — 0.5%
500	Pepco Holdings Inc., FRN, 5.75%, 06/01/10	499
	Household Products — 0.8%
850	Procter & Gamble International Funding SCA (Luxembourg), FRN, 3.29%, 08/19/09	850
	Insurance — 2.4%
500	Allstate Life Global Funding Trusts, FRN, 3.69%, 02/26/10 (m)	495
2,000	Principal Life Income Funding Trusts, FRN, 5.10%, 06/06/08 (m)	1,998
		2,493

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   45

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 0.2%
200	Viacom, Inc., FRN, 5.34%, 06/16/09	195
	Metals & Mining — 0.5%
550	Xstrata Finance Dubai Ltd. (United Arab Emirates), FRN, 3.42%, 11/13/09 (e)	534
	Multi-Utilities — 0.7%
700	Dominion Resources Inc., FRN, 3.25%, 11/14/08 (m)	696
	Real Estate Investment Trusts (REITs) — 0.9%
	iStar Financial Inc.,
650	FRN, 5.33%, 09/15/09	569
425	FRN, 5.54%, 03/16/09 (m)	382
		951
	Thrifts & Mortgage Finance — 3.9%
900	CAM U.S. Finance S.A. Sociedad Unipersonal (Spain), FRN, 3.39%, 02/01/10 (e) (m)	865
	Countrywide Financial Corp.,
160	FRN, 5.10%, 03/24/09 (m)	144
950	FRN, 5.21%, 12/19/08 (m)	842
300	Sovereign Bancorp, Inc., FRN, 5.40%, 03/01/09 (m)	292
950	Washington Mutual Bank, FRN, 3.23%, 11/06/09	860
1,150	Washington Mutual, Inc., FRN, 3.23%, 08/24/09	1,067
		4,070
	Wireless Telecommunication Services — 0.4%
400	America Movil S.A.B. de C.V. (Mexico), FRN, 4.96%, 06/27/08 (m)	395
	Total Corporate Bonds (Cost $28,257)	27,152
	Mortgage Pass-Through Securities — 5.5%
	Federal National Mortgage Association, 15 Year, Single Family,
5,400	TBA, 6.00%, 03/25/22	5,577
	30 Year, Single Family,
100	TBA, 6.50%, 03/25/38	104
	Total Mortgage Pass-Through Securities (Cost $5,676)	5,681
	U.S. Treasury Obligation — 0.7%
659	U.S. Treasury Inflation Indexed Bond, 2.63%, 07/15/17 (k) (Cost $714)	752
	Certificate of Deposit — 1.0%
1,000	Deutsche Bank AG, (Germany) FRN, 3.57%, 02/16/10 (Cost $1,000)	1,000
	Total Long-Term Investments (Cost $79,928)	72,347
Short-Term Investments — 36.1%
	Certificates of Deposit — 5.6%
700	Bank of Ireland, (Ireland) FRN, 0.00%, 03/03/09 (m)	700
1,600	Barclays Bank plc, (United Kingdom) 3.75%, 07/18/08 (m)	1,604
1,500	National Bank of Canada, (Canada) 3.28%, 07/29/08 (m)	1,502
2,000	Societe Generale (France), 3.40%, 04/23/08 (m)	2,001
	Total Certificates of Deposit (Cost $5,800)	5,807
	Commercial Paper — 9.0% (n)
1,100	Alpine Securitization Corp., 2.96%, 08/13/08 (m)	1,084
1,000	BNZ International Funding Ltd., 2.98%, 08/20/08 (m)	986
2,000	Charta Corp., 5.34%, 03/25/08 (m)	1,995
	CRC Funding LLC,
1,100	2.96%, 08/13/08 (e) (m)	1,084
2,000	5.34%, 03/25/08 (e) (m)	1,995
2,100	St. George Bank Ltd., 3.29%, 04/22/08 (m)	2,090
	Total Commercial Paper (Cost $9,233)	9,234

SHARES
Investment Company — 21.3%
21,994	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $21,994)	21,994

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
195	U.S. Treasury Bill, 3.03%, 04/03/08 (k) (n) (Cost $194)	195
	Total Short-Term Investments (Cost $37,221)	37,230
	Total Investments — 106.2% (Cost $117,149)	109,577
	Liabilities in Excess of Other Assets — (6.2)%	(6,399)
	NET ASSETS — 100.0%	$103,178

Percentages indicated are based on net assets.(Amounts in thousands, except number of contracts)

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
45	Eurodollar	March, 2008	$10,934	$131
19	2 Year U.S. Treasury Note	June, 2008	4,084	34
34	10 Year U.S. Treasury Note	June, 2008	3,988	96
9	Eurodollar	June, 2008	2,197	1
	Short Futures Outstanding
(55)	5 Year U.S. Treasury Note	June, 2008	(6,284)	(105)
(16)	10 Year U.S. Treasury Note	June, 2008	(1,877)	(44)
(3)	Eurodollar	June, 2008	(732)	(13)
(4)	Eurodollar	September, 2008	(978)	(16)
(4)	Eurodollar	December, 2008	(978)	(15)
(9)	Eurodollar	June, 2009	(2,196)	— (h)
				$69

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
$ (100)	FNMA, 30 Year, Single Family, TBA, 6.50%, 04/25/38	$(103)
	(Proceeds received of $110.)

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Merrill Lynch Capital Services	5.12% semi-annually	3 month LIBOR quarterly	02/23/12	$1,330	$(99)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Aiful Corp., 4.45%, 02/16/10	Morgan Stanley Capital Services	Buy	52.5 BPS quarterly	12/20/11	$1,400	$115
Ambac Financial Group, Inc., 9.38%, 08/01/11	Deutsche Bank AG, New York	Sell	105 BPS quarterly	09/20/08	2,400	(68)
ArcelorMittal, 9.75%, 04/01/14	Morgan Stanley Capital Services	Sell	17 BPS quarterly	06/20/08	1,000	(2)
Banca Italease S.p.A., 4.66%, 10/15/09	Deutsche Bank AG, New York	Sell	85 BPS quarterly	06/20/08	1,800	(20)
CDX.NA.IG.9	Lehman Brothers Special Financing [1]	Buy	60 BPS quarterly	12/20/12	6,000	263
FHLMC, 5.08%, 02/07/19	Deutsche Bank AG, New York	Sell	3 BPS quarterly	06/20/08	4,800	(6)
Hess Corp., 6.65%, 08/15/11	Morgan Stanley Capital Services	Sell	20 BPS quarterly	06/20/08	1,300	(1)
ICICI Bank, Ltd., 5.75%, 11/16/10	Deutsche Bank AG, New York	Sell	26 BPS quarterly	03/20/08	700	— (h)
Merrill Lynch & Co., 6.00%, 02/17/09	Bear Stearns Credit Products, Inc. (y)	Sell	10 BPS quarterly	03/20/08	3,900	(5)
Morgan Stanley, 6.60%, 04/01/12	Royal Bank of Scotland	Sell	20 BPS quarterly	09/20/08	1,500	(17)
						$259

[1] Premiums paid of $39.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   47

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 106.5%
	Asset-Backed Securities — 1.7%
597	GSAMP Trust, Series 2005-WMC2, Class A2B, FRN, 3.40%, 11/25/35 (m)	586
587	Residential Asset Securities Corp, Series 2005-KS10, Class 1A2, FRN, 3.39%, 11/25/35 (m)	563
250	Soundview Home Equity Loan Trust, Series 2005-OPT4, Class M2, FRN, 3.68%, 12/25/35 (i)	179
	Total Asset-Backed Securities (Cost $1,434)	1,328
	Collateralized Mortgage Obligations — 5.7%
	Agency CMO — 2.4%
	Federal National Mortgage Association, REMICS,
505	Series 2003-26, Class QF, FRN, 3.54%, 10/25/17 (m)	507
412	Series 2003-90, Class FL, FRN, 3.58%, 03/25/31 (m)	410
975	Series 2006-60, Class DF, FRN, 3.56%, 04/25/35 (m)	975
		1,892
	Non-Agency CMO — 3.3%
	Adjustable Rate Mortgage Trust,
222	Series 2005-12, Class 5A1, FRN, 3.39%, 03/25/36 (m)	184
572	Series 2006-3, Class 4A11, FRN, 3.31%, 08/25/36 (m)	467
400	Downey Savings & Loan Association Mortgage Loan Trust, Series 2005-AR6, Class 2A1A, FRN, 3.41%, 10/19/45 (m)	369
	Harborview Mortgage Loan Trust,
361	Series 2005-8, Class 1A2A, FRN, 3.45%, 09/19/35 (m)	323
396	Series 2005-11, Class 2A1A, FRN, 3.43%, 08/19/45 (m)	361
171	Series 2006-8, Class 2A1A, FRN, 3.30%, 08/21/36 (m)	146
412	Indymac Index Mortgage Loan Trust, Series 2005-AR18, Class 2A1A, FRN, 3.44%, 10/25/36 (m)	367
404	Residential Accredit Loans, Inc., Series 2006-QO4, Class 2A1, FRN, 3.32%, 04/25/46 (m)	346
		2,563
	Total Collateralized Mortgage Obligations (Cost $4,828)	4,455
	Corporate Bonds — 1.9%
	Capital Markets — 0.7%
500	Merrill Lynch & Co., Inc., FRN, 3.33%, 10/27/08 (m)	493
	Diversified Telecommunication Services — 0.3%
250	AT&T, Inc., FRN, 3.28%, 11/14/08 (m)	250
	Oil, Gas & Consumable Fuels — 0.9%
683	Gazprom International S.A. (Russia), 7.20%, 02/01/20 (i)	701
	Total Corporate Bonds (Cost $1,454)	1,444
	Foreign Government Securities — 0.7%
	Citigroup Funding, Inc.,
105	0.00%, 05/12/08 (linked to Dominican Republic Government Bond, 0.00%, 05/12/08) (e) (i)	106
50	0.00%, 05/12/08 (linked to Dominican Republic Government Bond, 0.00%, 05/12/08) (e) (i)	50
170	15.00%, 06/20/12 (linked to Government of Ghana, 15.00%, 06/20/12) (e) (i)	147
EGP 500	Credit Suisse First Boston, 0.00%, 05/06/08 (linked to Egypt Treasury Bill, 0.00%, 05/06/08) (e) (i)	90
160	IIRSA Norte Finance Ltd. (Peru), 8.75%, 05/30/24	179
	Total Foreign Government Securities (Cost $599)	572
	Mortgage Pass-Through Securities — 14.7%
	Federal National Mortgage Association, 30 Year, Single Family,
1,190	TBA, 5.00%, 04/25/37	1,170
1,385	TBA, 5.50%, 03/25/37 - 04/25/37	1,390
4,800	TBA, 6.00%, 04/25/37	4,894
3,825	TBA, 6.50%, 03/25/38	3,964
	Total Mortgage Pass-Through Securities (Cost $11,370)	11,418
	U.S. Treasury Obligations — 81.8%
	U.S. Treasury Inflation Indexed Bonds,
1,064	2.38%, 01/15/25 (m)	1,166
1,786	2.38%, 01/15/27 (m)	1,970
805	3.63%, 04/15/28 (m)	1,061
677	3.88%, 04/15/29 (m)	930
	U.S. Treasury Inflation Indexed Notes,
4,757	0.88%, 04/15/10 (m)	4,897
4,136	1.63%, 01/15/15 (m)	4,379
7,703	1.88%, 07/15/13 (m)	8,339

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
4,309	1.88%, 07/15/15 (m)	4,642
3,001	2.00%, 01/15/14 (m)	3,258
5,102	2.00%, 07/15/14 (m)	5,549
3,429	2.00%, 01/15/16	3,717
3,969	2.38%, 04/15/11	4,292
786	2.38%, 01/15/17	878
484	2.60%, 07/15/16	544
3,188	2.63%, 07/15/17	3,637
6,046	3.00%, 07/15/12 (m)	6,828
2,402	3.50%, 01/15/11 (m)	2,672
2,651	3.88%, 01/15/09 (m)	2,761
1,854	4.25%, 01/15/10 (m)	2,026
	Total U.S. Treasury Obligations (Cost $58,629)	63,546
	Total Long-Term Investments (Cost $78,314)	82,763

NUMBER OF CONTRACTS
Options Purchased — 2.0%
	Call Options Purchased — 0.5%
7	90 Day Eurodollar Futures, Expiring 03/17/08 @ $95.75, American Style	25
23	90 Day Eurodollar Futures, Expiring 06/16/08 @ $97.50, American Style	17
1	90 Day Eurodollar Futures, Expiring 06/16/08 @ $97.63, American Style	1
25	90 Day Eurodollar Futures, Expiring 09/15/08 @ $97.50, American Style	31
25	90 Day Eurodollar Futures, Expiring 12/15/08 @ $97.50, American Style	37
10	5 Year U.S. Treasury Note Futures, Expiring 03/20/08 @ $112.50, American Style	19
32	10 Year U.S. Treasury Note Futures, Expiring 03/20/08 @ $118.00, American Style	25
8	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $116.00, American Style	22
11	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $118.00, American Style	18
168	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $119.50, American Style	189

NOTIONAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Receiver Options Purchased on Interest Rate Swaps:
AUD 7,200	Expiring 4/21/08. If exercised the Fund receives quarterly 7.00% and pays quarterly 3 month AUD-BBR-BBSW expiring 04/22/09, European Style. Counterparty: Union Bank of Switzerland AG (r)	1
	Total Call Options Purchased	385
	Interest Rate Caps & Floors — 0.2%
10,459	Fund receives quarterly the excess of floating 3 month LIBOR above 3.50%, expiring 06/18/09. Counterparty: Royal Bank of Scotland	6
10,459	Fund receives quarterly the excess of 3.50% above floating 3 month LIBOR, expiring 06/18/09. Counterparty: Royal Bank of Scotland	134
	Total Interest Rate Caps & Floors	140
	Receiver/Payer Straddles on Interest Rate Swaps — 1.0%
2,269	Expires 01/31/13. If exercised the Fund pays/receives semi-annually 5.36% and receives/pays quarterly floating 3 month LIBOR expiring 02/04/23, European Style. Counterparty: Credit Suisse International (r)	264
2,289	Expires 02/13/13. If exercised the Fund pays/receives semi-annually 5.62% and receives/pays quarterly floating 3 month LIBOR expiring 02/15/23, European Style. Counterparty: Barclays Bank plc (r)	264
2,316	Expires 2/21/13. If exercised the Fund pays/receives semi-annually 5.60% and receives/pays quarterly floating 3 month LIBOR expiring 02/23/23, European Style. Counterparty: Barclays Bank plc (r)	267
	Total Receiver/Payer Straddles on Interest Rate Swaps	795

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   49

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Options Purchased — Continued
	Put Options Purchased — 0.3%
23	90 Day Eurodollar Futures, Expiring 06/16/08 @ $97.50, American Style	9
3	5 Year U.S. Treasury Note Futures, Expiring 03/20/08 @ $111.50, American Style	—	(h)
50	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $110.00, American Style	10
16	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $111.00, American Style	5
5	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $113.00, American Style	3
8	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $116.00, American Style	12
9	20 Year U.S. Treasury Bond Futures, Expiring 03/20/08 @ $115.00, American Style	4
6	20 Year U.S. Treasury Bond Futures, Expiring 05/23/08 @ $112.00, American Style	5

NOTIONAL AMOUNT
	Payer Options Purchased on Interest Rate Swaps:
AUD 6,130	Expiring 04/21/08. If exercised the Fund pays quarterly 7.50% and receives quarterly 3 month AUD-BBR-BBSW expiring 04/22/09, European Style. Counterparty: Deutsche Bank AG, New York (r)	23
1,149	Expiring 07/15/08. If exercised the Fund pays semi-annually 4.99% and receives quarterly floating 3 month LIBOR expiring 07/17/38, European Style. Counterparty: Barclays Bank plc (r)	42
1,697	Expiring 07/23/08. If exercised the Fund pays semi-annually 5.03% and receives quarterly floating 3 month LIBOR expiring 07/25/38, European Style. Counterparty: Lehman Brothers Special Financing (r)	75
	Total Put Options Purchased	188
	Total Options Purchased (Cost $1,276)	1,508

SHARES	SECURITY DESCRIPTION	VALUE
Short-Term Investments — 4.7%
	Investment Company — 4.3%
3,362	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $3,362)	3,362

PRINCIPAL AMOUNT
	U.S. Treasury Obligation — 0.4%
300	U.S. Treasury Bill, 1.96%, 06/12/08 (k) (m) (n) (Cost $298)	298
	Total Short-Term Investments (Cost $3,660)	3,660
	Total Investments — 113.2% (Cost $83,250)	87,931
	Liabilities in Excess of Other Assets — (13.2)%	(10,236)
	NET ASSETS — 100.0%	$77,695

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	5 Year Swap	March, 2008	224	5
7	10 Year Australia Bond	March, 2008	611	1
5	10 Year Swap	March, 2008	572	16
3	Euro-Bobl	March, 2008	507	5
30	3 Month Euro-Swiss Franc LIFFE	June, 2008	7,012	— (h)
15	2 Year U.S. Treasury Note	June, 2008	3,224	20
72	5 Year U.S. Treasury Note	June, 2008	8,226	111
78	10 Year U.S. Treasury Note	June, 2008	9,148	168
28	Eurodollar	June, 2008	6,835	60
2	U.S. Treasury Bond	June, 2008	237	7
109	3 Month EURIBOR	December, 2008	39,922	34
3	Eurodollar	March, 2009	733	8

	Short Futures Outstanding
(29)	3 Year Australia Bond	March, 2008	(2,522)	(1)
(12)	Euro-Bund	March, 2008	(2,133)	(27)
(7)	Eurodollar	March, 2008	(1,701)	(5)
(18)	30 Day Federal Funds	April, 2008	(7,326)	(8)
(2)	30 Day Interbank	April, 2008	(426)	— (h)
(4)	2 Year U.S. Treasury Note	June, 2008	(860)	(7)
(125)	5 Year U.S. Treasury Note	June, 2008	(14,281)	(225)
(34)	10 Year U.S. Treasury Note	June, 2008	(3,988)	(83)
(1)	Eurodollar	June, 2008	(244)	— (h)
(3)	U.S. Treasury Bond	June, 2008	(356)	(9)
(11)	90 Day Bank Bill	September, 2008	(9,438)	(3)
(28)	Eurodollar	June, 2009	(6,831)	(19)
				48

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 02/29/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,346,596	AUD	05/16/08	1,199		1,242		43
5,876	CAD	05/16/08	6		6		—	(h)
3,644	CAD for
4,245	AUD	03/26/08	4	#	4	#	—	(h)
342,001	CAD for
373,267	AUD	05/16/08	344	#	347	#	3
13,279	CAD for
99,615	ZAR	03/26/08	13	#	13	#	—	(h)
994,813	CHF	05/16/08	905		955		50
100,341	CZK	05/16/08	6		6		—	(h)
12,620	EUR	03/26/08	19		19		—	(h)
263,884	EUR	05/16/08	388		400		12
7,399	EUR for
5,524	GBP	03/26/08	11	#	11	#	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   51

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 02/29/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
175,898	EUR for
132,983	GBP	05/16/08	263	#	266	#	3
20,472	EUR for
5,497,645	HUF	05/16/08	31	#	31	#	—	(h)
11,891	EUR for
1,189,621	ISK	05/16/08	18	#	18	#	—	(h)
20,223	EUR for
74,779	RON	05/16/08	30	#	31	#	1
206,052	EUR for
1,919,632	SEK	05/16/08	310	#	312	#	2
11,897	GBP	03/26/08	23		24		1
422,456	GBP	05/16/08	825		835		10
6,332	GBP for
8,431	EUR	03/26/08	13	#	13	#	—	(h)
129,420	GBP for
171,298	EUR	05/16/08	259	#	256	#	(3)
16,815,824	HUF	05/16/08	92		95		3
20,989	ILS	05/16/08	6		6		—	(h)
3,533,933	ISK	05/16/08	51		52		1
1,523,592	ISK for
15,186	EUR	05/16/08	23	#	23	#	—	(h)
46,357,236	JPY	05/16/08	433		448		15
27,409,107	JPY for
133,421	GBP	05/16/08	264	#	265	#	1
2,675,162	MXN	05/16/08	247		248		1
4,011,455	NOK	05/16/08	731		765		34
1,835,604	NOK for
345,203	CAD	05/16/08	350	#	350	#	—	(h)
312,105	NZD	05/16/08	248		247		(1)
442,909	PLN	03/26/08	183		190		7
36,743	PLN for
10,218	EUR	05/16/08	15	#	16	#	1
66,627	RON	05/16/08	26		27		1
150,706	RON for
40,790	EUR	05/16/08	62	#	60	#	(2)
4,963,495	SEK	05/16/08	774		802		28
21,465	SEK for
368,401	JPY	03/26/08	4	#	3	#	(1)
81,878	SGD	05/16/08	58		59		1
525,121	SKK	05/16/08	23		24		1

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 02/29/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
169,224	SKK for
5,112	EUR	05/16/08	8	#	8	#	— (h)
182,360	TRY	05/16/08	148		146		(2)
398,194	ZAR	03/26/08	58		51		(7)
138,852	ZAR	05/16/08	18		17		(1)
132,605	ZAR for
12,682	EUR	03/26/08	19	#	17	#	(2)
			8,508		8,708		200

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
12,918	AUD	03/26/08	11	12	(1)
57,783	AUD	05/16/08	52	53	(1)
33,311	CAD	03/26/08	33	34	(1)
504,949	CAD	05/16/08	504	512	(8)
40,000	CHF	03/26/08	36	38	(2)
702,885	CHF	05/16/08	638	675	(37)
308,716	CZK	05/16/08	18	19	(1)
107,561	EUR	03/26/08	157	163	(6)
1,688,226	EUR	05/16/08	2,458	2,557	(99)
50,225	GBP	03/26/08	102	100	2
215,573	GBP	05/16/08	419	426	(7)
3,173,186	HUF	05/16/08	17	18	(1)
102,126	ILS	05/16/08	28	28	— (h)
3,161,005	JPY	03/26/08	29	30	(1)
43,807,879	JPY	05/16/08	409	424	(15)
431,351	MXN	05/16/08	40	40	— (h)
491,239	NOK	05/16/08	90	94	(4)
2,462	NZD	03/26/08	2	2	— (h)
1,022,571	NZD	05/16/08	792	808	(16)
510,355	PLN	03/26/08	209	219	(10)
14,308	PLN	05/16/08	6	6	— (h)
29,397	RON	05/16/08	12	12	— (h)
68,243	SEK	03/26/08	11	11	— (h)
589,635	SEK	05/16/08	92	95	(3)
412,068	SGD	05/16/08	292	296	(4)
2,270,983	SKK	05/16/08	100	106	(6)
35,807	TRY	05/16/08	29	29	— (h)
591,966	ZAR	03/26/08	81	75	6

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   53

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
160,565	ZAR	05/16/08	21	20	1
			6,688	6,902	(214)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 2/29/08 of the currency being sold, and the value at 02/29/08 is the U.S. Dollar market value of the currency being purchased.

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
(1,190)	FNMA, 30 Year, Single Family, TBA, 5.00%, 03/25/38	(1,172)
(2,955)	FNMA, 30 Year, Single Family, TBA, 6.00%, 03/25/38	(3,019)
(425)	FNMA, 30 Year, Single Family, TBA, 6.50%, 04/25/38	(439)
	(Proceeds received of $4,689.)	(4,630)

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	97.75	06/16/08	60	(27)
90 Day Eurodollar Futures, American Style	98.00	09/15/08	50	(31)
90 Day Eurodollar Futures, American Style	98.00	12/15/08	50	(41)
1 Year Eurodollar Mid-Curve, American Style	95.75	03/14/08	3	(15)
1 Year Eurodollar Mid-Curve, American Style	97.63	06/13/08	1	(1)
5 Year U.S. Treasury Note Futures, American Style	113.50	03/20/08	10	(12)
10 Year U.S. Treasury Note Futures, American Style	114.50	05/23/08	32	(118)
10 Year U.S. Treasury Note Futures, American Style	116.50	05/23/08	139	(339)
10 Year U.S. Treasury Note Futures, American Style	120.00	05/23/08	32	(31)
(Premiums received of $387.)				(615)

Receiver Options Written on Interest Rate Swaps*****

COUNTERPARTY	EXERCISE RATE(r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	3.90% semi-annually*	07/15/08	07/17/13	3,145	(32)
Lehman Brothers Special Financing	3.73% semi-annually*	07/23/08	07/25/13	4,495	(62)
Union Bank of Switzerland AG	7.20% semi-annually**	04/21/08	04/22/09	AUD 7,200	(1)
(Premiums received of $108.)					(95)

Receiver/Payer Straddles on Interest Rate Swaps*****

COUNTERPARTY	EXERCISE RATE***(r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	4.86% semi-annually	02/17/09	02/19/19	1,522	(125)
Lehman Brothers Special Financing	4.80% semi-annually	02/23/09	02/25/19	1,688	(138)
Royal Bank of Scotland	3.56% semi-annually	06/16/08	06/18/09	8,629	(110)
(Premiums received of $307.)					(373)

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	97.25	06/16/08	60	(12)
5 Year U.S. Treasury Note Futures, American Style	110.00	03/20/08	3	—
10 Year U.S. Treasury Note Futures, American Style	111.50	05/23/08	5	(2)
10 Year U.S. Treasury Note Futures, American Style	115.00	05/23/08	3	(3)
10 Year U.S. Treasury Note Futures, American Style	115.50	05/23/08	25	(31)
20 Year U.S. Treasury Bond Futures, American Style	110.00	05/23/08	6	(3)
20 Year U.S. Treasury Bond Futures, American Style	112.00	05/23/08	9	(1)
(Premiums received of $83.)				(52)

Payer Options Written on Interest Rate Swaps*****

COUNTERPARTY	EXERCISE RATE****(r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Deutsche Bank AG, New York	7.67% quarterly	04/21/08	04/22/09	AUD 12,260	(32)
(Premiums received of $4.)

*	The Fund would receive a floating rate based on 3-month USD LIBOR, if exercised.

**	The Fund would receive a floating rate based on 3-month AUD-BBR-BBSW, if exercised.

***	The Fund would pay/receive a floating rate based on 3-month USD LIBOR, if exercised.

****	The Fund would pay a floating rate based on 3-month AUD-BBR-BBSW, if exercised.

*****	European Style

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America	5.55% semi-annually	3 month LIBOR quarterly	06/14/12	1,230	(116)
Barclays Bank plc	3 month LIBOR quarterly	4.21% semi-annually	11/29/12	2,285	113
Barclays Bank plc	4.44% semi-annually	3 month LIBOR quarterly	05/18/16	580	(17)
Barclays Bank plc	Inflation-linked to GBP LIBOR annually	3.54% annually	10/04/32	GBP 290	(12)
Barclays Bank plc	Inflation-linked to GBP LIBOR annually	3.48% annually	01/07/33	GBP 340	(18)
Barclays Bank plc	4.95% semi-annually	3 month LIBOR quarterly	11/29/37	645	(16)
BNP Paribas	4.34% annually	3 month STIBOR quarterly	05/27/10	SEK 23,700	5
BNP Paribas	6 month CAD-BA-CDOR semi-annually	3.85% semi-annually	01/26/11	CAD 3,290	9
BNP Paribas	6 month CAD-BA-CDOR semi-annually	3.85% semi-annually	01/30/11	CAD 2,400	6
BNP Paribas	6 month CAD-BA-CDOR semi-annually	4.39% semi-annually	01/11/12	CAD 1,500	8
BNP Paribas	3 month JIBAR quarterly	8.24% quarterly	02/21/12	ZAR 1,750	(15)
BNP Paribas	4.18% annually	6 month EURIBOR semi-annually	02/23/12	EUR 170	(3)
BNP Paribas	3 month JIBAR quarterly	8.40% quarterly	02/28/12	ZAR 2,070	(17)
BNP Paribas	4.10% annually	6 month EURIBOR semi-annually	03/02/12	EUR 200	(8)
BNP Paribas	4.25% semi-annually	6 month CAD-BA-CDOR semi-annually	01/26/14	CAD 1,400	(8)
BNP Paribas	4.22% semi-annually	6 month CAD-BA-CDOR semi-annually	01/30/14	CAD 1,030	(4)
BNP Paribas	6 month CAD-BA-CDOR semi-annually	4.28% semi-annually	02/13/14	CAD 1,600	9
BNP Paribas	4.55% semi-annually	3 month CAD-BA-CDOR quarterly	01/11/15	CAD 1,280	(8)
BNP Paribas	3 month STIBOR quarterly	4.73% annually	05/27/18	SEK 5,600	(2)
BNP Paribas	4.68% semi-annually	6 month CAD-BA-CDOR semi-annually	02/13/19	CAD 900	(9)
BNP Paribas	6 month CAD-BA-CDOR semi-annually	4.76% semi-annually	01/11/20	CAD 360	— (h)
Citibank, N.A.	0.83% at termination	3 month TIBOR quarterly	06/16/10	JPY 997,700	13
Citibank, N.A.	4.43% semi-annually	3 month LIBOR quarterly	01/11/18	340	— (h)
Citibank, N.A.	6 month TIBOR semi-annually	1.63% semi-annually	01/11/18	JPY 32,470	1

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   55

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Credit Suisse International	3.95% semi-annually	3 month LIBOR quarterly	01/13/12	1,490	(5)
Credit Suisse International	3 month LIBOR quarterly	4.51% semi-annually	01/13/15	1,280	7
Credit Suisse International	4.96% semi-annually	3 month LIBOR quarterly	01/13/20	350	(1)
Deutsche Bank AG, New York	7.26% monthly	AUD-BBR-BBSW monthly	05/07/08	AUD 16,000	1
Deutsche Bank AG, New York	3.50% semi-annually	3 month LIBOR quarterly	08/31/12	4,270	(35)
Deutsche Bank AG, New York	9.50% quarterly	3 month JIBAR quarterly	11/12/12	ZAR 6,030	21
Deutsche Bank AG, New York	3 month LIBOR quarterly	3.57% semi-annually	04/30/13	1,760	11
Deutsche Bank AG, New York	5.23% semi-annually	3 month LIBOR quarterly	10/19/17	575	(56)
Deutsche Bank AG, New York	4.25% semi-annually	3 month LIBOR quarterly	04/30/18	972	2
Deutsche Bank AG, New York	Inflation-linked to AUD-BBR-BBSW annually	3.14% annually	08/11/21	AUD 450	(17)
Goldman Sachs Capital Management	6 month BUBOR semi-annually	7.02% annually	10/03/09	HUF 332,710	(37)
Goldman Sachs Capital Management	9.82% quarterly	3 month JIBAR quarterly	11/28/12	ZAR 5,100	9
Goldman Sachs Capital Management	9.90% quarterly	3 month JIBAR quarterly	12/04/12	ZAR 16,990	21
Goldman Sachs Capital Management	4.92% semi-annually	3 month LIBOR quarterly	05/18/16	1,100	(84)
HSBC Bank, N.A.	6.07% annually	6 month WIBOR semi-annually	02/21/10	PLN 5,150	6
HSBC Bank, N.A.	4.77% annually	6 month EURIBOR semi-annually	07/27/17	EUR 190	(24)
HSBC Bank, N.A.	6 month WIBOR semi-annually	5.60% annually	07/27/17	PLN 730	11
Lehman Brothers Special Financing	3 month LIBOR quarterly	3.69% semi-annually	08/31/12	3,993	62
Lehman Brothers Special Financing	3 month LIBOR quarterly	4.20% semi-annually	12/05/13	1,875	40
Lehman Brothers Special Financing	4.19% semi-annually	3 month LIBOR quarterly	02/15/15	1,713	(32)
Lehman Brothers Special Financing	4.38% semi-annually	3 month LIBOR quarterly	08/15/16	786	(15)
Lehman Brothers Special Financing	4.65% semi-annually	3 month LIBOR quarterly	12/05/18	1,056	(15)
Merrill Lynch Capital Services	6 month CAD-BA-CDOR semi-annually	3.53% semi-annually	02/19/10	CAD 4,920	11
Merrill Lynch Capital Services	6 month CAD-BA-CDOR semi-annually	3.69% semi-annually	01/23/11	CAD 3,260	— (h)
Merrill Lynch Capital Services	4.04% semi-annually	6 month CAD-BA-CDOR semi-annually	02/19/13	CAD 2,090	(17)
Merrill Lynch Capital Services	4.11% semi-annually	6 month CAD-BA-CDOR semi-annually	01/23/14	CAD 1,380	(1)
Morgan Stanley Capital Services	6 month WIBOR semi-annually	5.99% annually	06/18/09	PLN 34,900	(64)
Morgan Stanley Capital Services	6 month GBP LIBOR semi-annually	4.87% semi-annually	03/20/10	GBP 2,330	3
Morgan Stanley Capital Services	9.65% quarterly	3 month JIBAR quarterly	11/21/12	ZAR 5,130	13
Morgan Stanley Capital Services	5.79% annually	6 month WIBOR semi-annually	06/18/17	PLN 4,810	14
Morgan Stanley Capital Services	4.92% annually	6 month EURIBOR semi-annually	06/26/17	EUR 190	(21)
Morgan Stanley Capital Services	6 month WIBOR semi-annually	5.68% annually	06/26/17	PLN 770	4
Morgan Stanley Capital Services	4.98% semi-annually	6 month GBP LIBOR semi-annually	03/20/18	GBP 560	2
Royal Bank of Scotland	3 month STIBOR quarterly	4.33% annually	06/03/10	SEK 22,800	—
Royal Bank of Scotland	5.51% annually	6 month NIBOR semi-annually	06/03/10	NOK 19,500	—
Royal Bank of Scotland	5.51% semi-annually	6 month GBP LIBOR semi-annually	09/10/17	GBP 570	(21)
Royal Bank of Scotland	6 month GBP LIBOR semi-annually	4.93% semi-annually	09/10/37	GBP 280	(1)
					(297)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
CDX.EM.8	Bear Stearns Credit Products (y) [1]	Buy	175 BPS semi-annually	12/20/12	390	10
CDX.EM.8	Lehman Brothers Special Financing [2]	Buy	175 BPS semi-annually	12/20/12	190	5
CDX.EM.8	Lehman Brothers Special Financing [3]	Buy	175 BPS semi-annually	12/20/12	300	9
CDX.EM.8	Lehman Brothers Special Financing [4]	Buy	175 BPS semi-annually	12/20/12	370	11

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
CDX.NA.HY.9	Lehman Brothers Special Financing [5]	Sell	375 BPS quarterly	12/20/12	190	(22)
CDX.NA.HY.9	Lehman Brothers Special Financing [6]	Sell	375 BPS quarterly	12/20/12	300	(34)
CDX.NA.HY.9	Lehman Brothers Special Financing [7]	Sell	375 BPS quarterly	12/20/12	370	(43)
Government of Jamaica, 11.63%, 01/15/22	Bear Stearns Credit Products (y)	Buy	341 BPS semi-annually	07/20/17	100	14
Government of Jamaica, 11.63%, 01/15/22	Bear Stearns Credit Products (y)	Buy	397 BPS semi-annually	08/20/17	30	3
Kazkommertzbank International BV, 7.88%, 04/07/14	Morgan Stanley Capital Services	Sell	175 BPS semi-annually	08/20/08	300	(5)
Kazkommertzbank International BV, 7.88%, 04/07/14	Morgan Stanley Capital Services	Buy	300 BPS semi-annually	08/20/12	60	8
Petroleos De Venezuela, 5.50%, 04/12/37	Lehman Brothers Special Financing	Sell	265 BPS semi-annually	05/20/12	220	(24)
Petroleos De Venezuela, 5.50%, 04/12/37	Barclays Bank plc	Sell	397 BPS semi-annually	10/20/12	310	(21)
Petroleos De Venezuela, 5.50%, 04/12/37	Union Bank of Switzerland AG	Sell	398 BPS semi-annually	10/20/12	160	(11)
Republic of Argentina, 8.28%, 12/31/33	Bear Stearns Credit Products (y)	Sell	341 BPS semi-annually	07/20/17	100	(16)
Republic of Argentina, 8.28%, 12/31/33	Bear Stearns Credit Products (y)	Sell	407 BPS semi-annually	08/20/17	30	(4)
Republic of Brazil, 12.25%, 03/06/30	Bear Stearns Credit products (y)	Buy	103 BPS semi-annually	12/20/11	140	1
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	111 BPS semi-annually	12/20/11	350	1
Republic of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	102 BPS semi-annually	12/20/11	295	2
Republic of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	103 BPS semi-annually	12/20/11	280	1
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Sell	84 BPS semi-annually	09/20/12	190	(4)
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	60 BPS semi-annually	03/20/12	170	(11)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	53.51 BPS semi-annually	03/20/12	310	(20)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	54.8 BPS semi-annually	03/20/12	320	(21)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	61 BPS semi-annually	03/20/12	130	(8)
Republic of Kazakhstan, 11.13%, 05/11/07	Barclays Bank plc	Sell	68 BPS semi-annually	08/20/12	30	(2)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	65.5 BPS semi-annually	08/20/12	260	(19)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	71 BPS semi-annually	08/20/12	120	(9)
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	145 BPS semi-annually	07/20/12	50	1
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	146 BPS semi-annually	07/20/12	340	9
Republic of Turkey, 11.88%, 01/15/30	Deutsche Bank AG, New York	Buy	239 BPS semi-annually	08/20/12	130	(2)
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	194 BPS semi-annually	08/20/12	130	1
Russian AG Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	76 BPS semi-annually	02/20/09	610	(9)
Russian AG Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	72 BPS semi-annually	03/20/09	60	(1)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	31 BPS semi-annually	02/20/09	610	2
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Buy	30 BPS semi-annually	03/20/09	60	— (h)
Russian Federation, 7.50%, 03/31/30	Barclays Bank plc	Buy	77 BPS semi-annually	10/20/10	1,000	7
Russian Federation, 7.50%, 03/31/30	Lehman Brothers Special Financing	Sell	54 BPS semi-annually	03/20/11	960	(15)
Russian Federation, 7.50%, 03/31/30	Bear Stearns Credit Products (y)	Sell	45.5 BPS semi-annually	12/20/11	280	(7)
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	52.5 BPS semi-annually	12/20/11	700	(17)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	45.5 BPS semi-annually	12/20/11	590	(16)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	46 BPS semi-annually	12/20/11	560	(15)
Russian Federation, 7.50%, 03/31/30	Barclays Bank plc	Sell	86.5 BPS semi-annually	09/20/12	570	(8)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   57

JPMorgan Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Russian Federation, 7.50%, 03/31/30	Goldman Sachs Capital Management	Sell	75 BPS semi-annually	11/20/12	460	(8)
Russian Federation, 7.50%, 03/31/30	Goldman Sachs Capital Management	Sell	110 BPS semi-annually	12/20/12	430	(2)
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Sell	99 BPS semi-annually	01/20/13	710	(8)
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Sell	129 BPS semi-annually	02/20/13	679	1
United Mexican States, 7.50%, 04/08/33	Lehman Brothers Special Financing	Buy	53 BPS semi-annually	03/20/11	960	6
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	40 BPS semi-annually	03/20/08	320	— (h)
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	64 BPS semi-annually	05/20/12	140	(12)
						(302)

[1]	Premiums paid of $5.

[2]	Premiums paid of $4.

[3]	Premiums paid of $5.

[4]	Premiums paid of $12.

[5]	Premiums received of $15.

[6]	Premiums received of $24.

[7]	Premiums received of $37.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America (b)	BA Covered Bond Issuer, 5.50%, 06/14/12	106.55	03/12/08	1,230	9
Barclays Bank plc (b)	FHLB, 5.38%, 05/18/16	106.07	03/13/08	570	19
BNP Paribas (a)	U.S. Treasury Note, 4.75%, 08/15/17	106.76	03/27/08	540	(15)
BNP Paribas (b)	U.S. Treasury Inflation Indexed Note, 2.63%, 07/15/17	110.43	03/27/08	490	17
Citibank, N.A. (a)	U.S. Treasury Note, 4.25%, 11/15/17	103.20	03/14/08	3,000	(77)
Credit Suisse International (b)	FHLB, 5.38%, 05/18/16	106.80	03/13/08	1,080	27
Credit Suisse International (b)	U.S. Treasury Inflation Indexed Note, 2.00%, 01/15/26	101.77	03/28/08	6,900	150
Credit Suisse International (b)	U.S. Treasury Inflation Indexed Note, 3.88%, 04/15/29	134.08	03/28/08	5,405	157
					287

(a)	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.

(b)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

Total Return Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE FUND(r)	PAYMENTS RECEIVED BY THE FUND(r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Morgan Stanley Capital Services	TransCredit Bank, 7.30%, 02/26/09	3 Month LIBOR + 20 BPS quarterly	Total Return on TransCredit Bank, 7.30%, 02/26/09 quarterly	02/26/09	RUB 2,600	4
Morgan Stanley Capital Services	OGK/Rushydro’s 12/13/13	3 Month LIBOR + 20 BPS quarterly	Total Return on OGK/Rushydro’s 12/13/13 quarterly	12/25/10	RUB 14,320	31
						35

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 110.1%
	Asset-Backed Securities — 21.8%
1,086	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 3.62%, 02/15/12 (e) (m)	1,083
	AmeriCredit Automobile Receivables Trust,
1,718	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	1,717
1,136	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	1,136
3,500	Bank of America Credit Card Trust, Series 2006-C4, Class C4, FRN, 3.35%, 11/15/11 (m)	3,355
	Capital One Auto Finance Trust,
3,630	Series 2006-B, Class A3A, 5.45%, 02/15/11 (m)	3,659
10,564	Series 2006-C, Class A3A, 5.07%, 07/15/11 (m)	10,374
13,750	Series 2007-B, Class A3A, 5.03%, 04/15/12 (m)	13,405
6,600	Capital One Prime Auto Receivables Trust, Series 2006-2, Class A4, 4.94%, 07/15/12 (m)	6,768
5,600	Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, FRN, 3.44%, 01/09/12 (m)	5,245
	Citigroup Mortgage Loan Trust Inc,
5,650	Series 2005-WF2, Class AF4, SUB, 4.96%, 08/25/35 (m)	5,561
10,250	Series 2006-WFH2, Class A2A, FRN, 3.29%, 08/25/36 (m)	9,199
	Countrywide Asset-Backed Certificates,
3,125	Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	3,107
3,750	Series 2006-3, Class 2A2, FRN, 3.31%, 06/25/36 (m)	3,452
9,000	Series 2006-11, Class 1AF2, VAR, 6.02%, 09/25/46 (m)	8,863
5,450	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF4, Class A2, FRN, 3.32%, 03/25/36 (m)	4,824
12,000	Ford Credit Auto Owner Trust, Series 2006-C, Class A3, 5.16%, 11/15/10 (m)	12,263
9,612	GS Auto Loan Trust, Series 2006-1, Class A3, 5.37%, 12/15/10 (m)	9,733
9,000	GSAA Trust, Series 2006-11, Class 2A2, FRN, 3.30%, 07/25/36 (m)	6,512
2,100	Helios Finance LP (Cayman Islands), Series 2007-S1, Class B1, FRN, 3.81%, 10/20/14 (e) (i)	1,905
6,550	Home Equity Asset Trust, Series 2006-3, Class2A3, FRN, 3.31%, 07/25/36 (m)	5,645
	Household Automotive Trust,
7,166	Series 2006-2, Class A3, 5.61%, 08/17/11 (m)	7,307
6,959	Series 2006-3, Class A3, 5.28%, 09/17/11 (m)	7,051
8,650	HSI Asset Securitization Corp. Trust, Series OPT2, Class 2A3, FRN, 3.32%, 01/25/36 (m)	7,190
7,100	Hyundai Auto Receivables Trust, Series 2006-B, Class A3, 5.11%, 04/15/11 (m)	7,228
	K2 (USA) LLC,
7,500	5.61%, 02/15/10 (f) (i) (s) (v)	1,674
1,000	5.62%, 02/15/10 (f) (i) (s) (v)	223
9,446	5.81%, 02/15/09 (f) (i) (s) (v)	2,109
16,200	Links Finance LLC, FRN, 5.24%, 09/15/08 (e) (f) (i) (s)	4,860
	Long Beach Mortgage Loan Trust,
4,000	Series 2004-3, Class M1, FRN, 3.71%, 07/25/34 (m)	3,510
8,850	Series 2006-2, Class 2A3, FRN, 3.32%, 03/25/36 (m)	6,488
4,500	Series 2006-8, Class 2A3, FRN, 3.30%, 09/25/36 (m)	3,021
7,250	MASTR Asset Backed Securities Trust, Series 2006-NC1, Class A3, FRN, 3.32%, 01/25/36 (m)	6,649
4,300	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, FRN, 3.34%, 01/25/37 (m)	4,035
1,115	New Century Home Equity Loan Trust, Series 2005-A, Class A2, 4.46%, 08/25/35 (m)	1,104
4,528	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, FRN, 3.34%, 02/25/36 (m)	4,056
8,000	Residential Asset Securities Corp., Series 2006-KS2, Class A3, FRN, 3.32%, 03/25/36 (m)	7,049
5,973	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, FRN, 3.31%, 12/25/35 (m)	5,777
	Sigma Finance Corp. (Cayman Islands),
11,900	FRN, 2.95%, 08/15/11 (f) (i) (s)	9,085
1,600	FRN, 5.51%, 09/15/08 (e) (f) (i) (s)	1,252
7,855	Triad Auto Receivables Owner Trust, Series 2006-C, Class A3, 5.26%, 11/14/11 (m)	7,805
6,500	Volkswagen Auto Lease Trust, Series 2006-A, Class A3, 5.50%, 09/21/09 (m)	6,567
11,500	Wachovia Auto Loan Owner Trust, Series 2006-1, Class A4, 5.08%, 04/20/12 (e)	11,806
	Total Asset-Backed Securities (Cost $275,866)	233,652

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   59

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Collateralized Mortgage Obligations — 8.9%
	Agency CMO — 4.6%
	Federal Home Loan Mortgage Corp., REMICS,
6,944	Series 2564, Class LS, IF, IO, 4.53%, 01/15/17 (m)	494
3,033	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	20
3,816	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	318
2,395	Series 2750, Class IQ, IO, 5.00%, 10/15/21 (m)	45
785	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	21
19,323	Series 2791, Class SI, IF, IO, 4.03%, 12/15/31 (m)	1,430
8,047	Series 2813, Class SB, IF, IO, 3.93%, 02/15/34 (m)	651
8,680	Series 2814, Class S, IF, IO, 3.98%, 10/15/30 (m)	448
10,840	Series 2850, Class SM, IF, IO, 4.03%, 12/15/30 (m)	643
6,770	Series 2852, Class IO, IO, 5.00%, 11/15/25 (m)	453
7,054	Series 2894, Class S, IF, IO, 4.08%, 03/15/31 (m)	556
7,198	Series 2980, Series LI, IO, 5.50%, 04/15/25 (m)	326
15,894	Series 3126, Class BS, IF, IO, 4.08%, 02/15/36 (m)	1,875
2,113	Federal Home Loan Mortgage Corp., STRIPS, Series 248, Class IO, IO, 5.50%, 07/15/37 (m)	482
	Federal National Mortgage Association, REMICS,
1,836	Series 2003-3, Class HS, IF, IO, 4.52%, 09/25/16 (m)	127
9,657	Series 2004-61, Class TS, IF, IO, 3.97%, 10/25/31 (m)	575
3,057	Series 2005-51, Class KI, IO, 5.50%, 01/25/25 (m)	138
8,665	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	8,879
3,180	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	3,262
15,335	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	15,719
8,786	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	9,005
32,866	Series 2007-55, Class S, IF, IO, 3.62%, 06/25/37 (m)	2,766
	Federal National Mortgage Association Interest, STRIPS,
1,451	Series 370, Class 2, IO, 6.00%, 05/25/36 (m)	308
2,983	Series 372, Class 2, IO, 6.00%, 08/01/36 (m)	631
	Government National Mortgage Association,
15,642	Series 2003-85, Class CS, IF, IO, 4.09%, 02/20/24 (m)	626
137	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	2
5,292	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	92
		49,892
	Non-Agency CMO — 4.3%
2,791	Banc of America Alternative Loan Trust, Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	2,813
4,186	Banc of America Funding Corp. , Series 2005-6, Class 2A8, 5.50%, 10/25/35 (m)	4,233
1,651	Citicorp Mortgage Securities, Inc., Series 2005-6, Class 1A6, 5.50%, 09/25/35 (m)	1,681
13,403	Countrywide Alternative Loan Trust, Series 2005-J14, Class A3, 5.50%, 12/25/35 (m)	13,113
7,249	Countrywide Home Loan Mortgage Pass Through Trust , Series 2005-J4, Class A4, 5.50%, 11/25/35 (m)	7,340
3,999	First Horizon Asset Securities, Inc., Series 2005-6, Class 1A1, 5.50%, 11/25/35 (m)	4,052
5,526	Residential Funding Mortgage Securities I, Series 2005-S7, Class A5, 5.50%, 11/25/35 (m)	5,599
3,102	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.97%, 06/25/34 (m)	3,089
	Wells Fargo Mortgage Backed Securities Trust,
2,372	Series 2003-N, Class 1A4, FRN, 4.60%, 12/25/33	2,361
1,320	Series 2004-F, Class A8, FRN, 4.73%, 06/25/34	1,332
		45,613
	Total Collateralized Mortgage Obligations (Cost $92,672)	95,505
	Commercial Mortgage-Backed Securities — 8.3%
1,987	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.18%,11/10/41 (m)	1,956
	CS First Boston Mortgage Securities Corp. ,
7,650	Series 2001-CK6, Class A3, 6.39%,08/15/36 (m)	7,811
11,500	Series 2001-CP4, Class A4, 6.18%,12/15/35 (m)	11,670
4,800	Series 2002-CKN2, Class A3, 6.13%,04/15/37 (m)	4,866
6,200	Series 2004-C3, Class A3, 4.30%,07/15/36 (m)	6,116
	Greenwich Capital Commercial Funding Corp.,
4,500	Series 2003-C1, Class A2, 3.29%,07/05/35 (m)	4,400
4,100	Series 2005-GG3, Class A2, 4.31%,08/10/42 (m)	4,032
11,850	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A3, 4.60%,08/10/38 (m)	11,743

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — Continued
	LB-UBS Commercial Mortgage Trust,
439	Series 2003-C1, Class A2, 3.32%,03/15/27 (m)	434
7,226	Series 2003-C5, Class A2, 3.48%,07/15/27 (m)	7,158
2,300	Series 2004-C2, Class A2, 3.25%,03/15/29 (m)	2,257
11,800	Series 2004-C7, Class A2, 3.99%,10/15/29 (m)	11,569
6,129	Morgan Stanley Capital I, Series 1998-HF2, Class A2, VAR, 6.48%, 11/15/30 (m)	6,125
9,152	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2, 4.78%, 03/15/42	9,062
	Total Commercial Mortgage-Backed Securities (Cost $90,283)	89,199
	Corporate Bonds — 31.1%
	Auto Components — 0.1%
1,492	Tenneco, Inc., 10.25%, 07/15/13 (m)	1,583
	Automobiles — 0.3%
3,000	Daimler Finance North America LLC, 5.75%, 05/18/09 (m)	3,052
	Beverages — 0.4%
4,750	Coca-Cola Enterprises, Inc., 4.25%, 09/15/10 (m)	4,875
	Capital Markets — 2.8%
	Bear Stearns Cos., Inc. (The),
5,700	4.55%, 06/23/10 (m) (y)	5,614
7,500	5.85%, 07/19/10 (m) (y)	7,572
9,350	Goldman Sachs Capital II, 5.79%, 06/01/12 (m) (x)	6,986
3,050	Goldman Sachs Group, Inc., 5.30%, 02/14/12 (m)	3,169
2,500	Lehman Brothers Holdings Capital Trust V, 5.86%, 05/31/12 (m) (x)	1,875
4,000	Lehman Brothers Holdings, Inc., 7.88%, 08/15/10 (m)	4,274
		29,490
	Chemicals — 0.8%
4,000	Huntsman LLC, 11.50%, 07/15/12 (m)	4,260
3,860	Nalco Co., 7.75%, 11/15/11 (m)	3,899
		8,159
	Commercial Banks — 12.4%
6,900	BAC Capital Trust XIV, 5.63%, 03/15/12 (m) (x)	5,557
3,350	Citibank Korea, Inc. (South Korea), 4.68%, 06/18/13	3,362
11,900	Commonwealth Bank of Australia (Australia), 8.50%, 06/01/10 (m)	13,225
8,100	DBS Bank Ltd. (Singapore), VAR, 5.12%, 05/16/17 (e) (m)	7,658
5,100	DBS Capital Funding Corp. (Cayman Islands), 7.66%, 03/15/11 (e) (m) (x)	5,568
2,050	Deutsche Bank Capital Funding Trust I, 7.87%, 06/30/09 (e) (m) (x)	2,119
2,800	Glitnir Banki HF (Iceland), VAR, 6.69%, 06/15/16 (e) (m)	2,583
1,700	Hana Bank (South Korea), 4.13%, 03/11/09	1,690
11,800	HSBC Capital Funding LP, (United Kingdom) 9.55%, 06/30/10 (e) (m) (x)	12,832
7,000	ICICI Bank Ltd. (India), 5.75%, 11/16/10 (e) (m)	7,020
2,000	KBC Bank Funding Trust III, 9.86%, 11/02/09 (e) (m) (x)	2,174
	Landsbanki Islands HF (Iceland),
2,750	6.10%, 08/25/11 (e) (m)	2,695
2,700	FRN, 3.79%, 08/25/09 (e) (m)	2,617
9,000	Mellon Capital IV, 6.24%, 06/20/12 (m) (x)	7,488
4,396	Mizuho JGB Investment LLC, 9.87%, 06/30/08 (e) (m) (x)	4,442
13,250	Mizuho Preferred Capital Co. LLC, 8.79%, 06/30/08 (e) (m) (x)	13,389
10,540	Natexis Ambs Co. LLC, 8.44%, 06/30/08 (e) (m) (x)	10,719
11,550	Royal Bank of Scotland Group plc, 9.12%, 03/31/10 (United Kingdom) (m) (x)	12,575
1,000	SunTrust Preferred Capital I, 5.85%, 12/15/11 (m) (x)	805
2,000	Unicredito Italiano Capital Trust II, 9.20%, 10/05/10 (e) (m) (x)	2,185
3,100	VTB Capital S.A. for Vneshtorgbank (Russia), FRN, 3.84%, 08/01/08 (e) (m)	3,077
9,100	Wachovia Capital Trust III, 5.80%, 03/15/11 (x)	7,166
	Woori Bank (South Korea),
800	4.88%, 07/02/13	794
1,430	VAR, 5.75%, 03/13/14 (e)	1,429
		133,169
	Commercial Services & Supplies — 0.9%
5,900	Allied Waste North America, 6.50%, 11/15/10 (m)	5,826
3,980	Corrections Corp. of America, 7.50%, 05/01/11 (m)	4,060
		9,886
	Consumer Finance — 1.4%
4,000	Ford Motor Credit Co., LLC, 7.38%, 10/28/09 (m)	3,793

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   61

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — Continued
3,350	GMAC LLC, 5.85%, 01/14/09 (m)	3,233
7,400	International Lease Finance Corp., 5.35%, 03/01/12 (m)	7,570
		14,596
	Diversified Financial Services — 1.4%
1,900	ILFC E-Capital Trust I, VAR, 5.90%, 12/21/65 (e) (m)	1,693
5,100	Premium Asset Trust, 4.13%, 03/12/09 (e) (m)	4,653
1,700	Tokai Preferred Capital Co. LLC, 9.98%, 06/30/08 (e) (m) (x)	1,723
7,950	ZFS Finance USA Trust I, VAR, 5.88%, 05/09/62 (e)	7,493
		15,562
	Diversified Telecommunication Services — 1.3%
5,600	Deutsche Telekom International Finance BV (Netherlands), 8.00%, 06/15/10 (m)	6,090
500	Qwest Communications International, Inc., FRN, 6.56%, 02/15/09 (m)	496
2,500	Qwest Corp., 7.88%, 09/01/11 (m)	2,544
4,650	Telefonica Emisones SAU (Spain), 5.98%, 06/20/11 (m)	4,860
		13,990
	Electric Utilities — 1.6%
3,000	Alabama Power Capital Trust VAR, 5.50%, 10/01/42 (m)	3,084
	Appalachian Power Co.,
1,450	5.55%, 04/01/11 (m)	1,504
3,550	5.65%, 08/15/12 (m)	3,736
8,350	MidAmerican Energy Co., 5.65%, 07/15/12 (m)	8,881
		17,205
	Food & Staples Retailing — 0.4%
4,800	CVS/Caremark Corp., 4.00%, 09/15/09 (m)	4,827
	Food Products — 0.2%
2,400	Dean Holdings Co., 6.63%, 05/15/09 (m)	2,376
	Hotels, Restaurants & Leisure — 0.4%
4,015	MGM Mirage, Inc., 6.00%, 10/01/09 (m)	3,995
	Independent Power Producers & Energy Traders — 0.4%
4,383	AES Corp. (The), 9.50%, 06/01/09 (m)	4,536
	Insurance — 0.5%
4,378	Allstate Corp. (The), 7.20%, 12/01/09 (m)	4,649
1,600	Two-Rock Pass Through Trust (Bermuda), FRN, 4.04%, 12/31/49 (e) (i) (m) (x)	320
		4,969
	Media — 1.6%
3,200	Comcast Cable Communications, LLC 6.75%, 01/30/11 (m)	3,384
4,350	Echostar DBS Corp., 5.75%, 10/01/08 (m)	4,344
9,100	Time Warner, Inc., 5.50%, 11/15/11 (m)	9,211
		16,939
	Metals & Mining — 0.4%
4,300	Xstrata Finance Dubai Ltd. (United Arab Emirates), FRN, 3.42%, 11/13/09 (e)	4,174
	Multi-Utilities — 0.2%
2,000	Dominion Resources, Inc., VAR, 6.30%, 09/30/66 (m)	1,838
	Oil, Gas & Consumable Fuels — 2.4%
1,750	El Paso Corp., 7.75%, 06/15/10 (m)	1,831
11,045	Qatar Petroleum (Qatar), 5.58%, 05/30/11 (e) (m)	11,469
3,600	Valero Energy Corp., 3.50%, 04/01/09 (m)	3,605
8,550	XTO Energy, Inc., 5.90%, 08/01/12	9,186
		26,091
	Real Estate Investment Trusts (REITs) — 0.7%
	iStar Financial, Inc.,
6,138	4.88%, 01/15/09 (m)	5,801
1,450	5.38%, 04/15/10 (m)	1,285
		7,086
	Thrifts & Mortgage Finance — 0.5%
4,000	Washington Mutual Bank, FRN, 3.33%, 05/01/09	3,747
2,000	Washington Mutual Preferred Funding II, 6.90%, 06/15/12 (e) (x)	1,300
		5,047
	Total Corporate Bonds (Cost $344,524)	333,445
	Foreign Government Security — 0.3%
3,170	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14 (Cost $3,293)	3,234
	Mortgage Pass-Through Securities — 14.0%
	Federal National Mortgage Association, Various Pools,
	15 Year, Single Family,
34,000	TBA, 6.00%, 03/25/22	35,116
	20 Year, Single Family,
87	7.00%, 9/01/15 – 06/01/17 (m)	93
	30 Year, Single Family,
3,700	TBA, 5.00%, 04/25/37	3,636

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
108,500	TBA, 6.00%, 04/25/37 – 03/25/38	110,774
	Total Mortgage Pass-Through Securities (Cost $149,504)	149,619
	U.S. Government Agency Securities — 10.3%
44,650	Federal Home Loan Mortgage Corp., 4.75%, 11/03/09 (m)	46,436
	Federal National Mortgage Association,
22,600	4.75%, 03/12/10 (m)	23,652
36,400	6.63%, 11/15/10 (m)	40,109
	Total U.S. Government Agency Securities (Cost $106,433)	110,197
	U.S. Treasury Obligations — 15.4%
8,412	U.S. Treasury Inflation Indexed Bonds, 2.63%, 07/15/17 (m)	9,598
	U.S. Treasury Notes,
19,300	4.00%, 09/30/09 (m)	20,021
129,150	4.00%, 04/15/10 (m)	135,436
	Total U.S. Treasury Obligations (Cost $157,513)	165,055
	Total Long-Term Investments (Cost $1,220,088)	1,179,906

NUMBER OF CONTRACTS
Options Purchased — 1.1%
	Call Options Purchased — 0.2%
179	90 Day Eurodollar Future, Expiring 06/16/08 @ $97.50, American Style	134
166	90 Day Eurodollar Future, Expiring 09/15/08 @ $97.50, American Style	205
166	90 Day Eurodollar Future, Expiring 12/15/08 @ $97.50, American Style	245
214	10 Year U.S. Treasury Note Future, Expiring 03/20/08 @ $118.00, American Style	167
53	10 Year U.S. Treasury Note Future, Expiring 05/23/08 @ $116.00, American Style	144
79	10 Year U.S. Treasury Note Future, Expiring 05/23/08 @ $118.00, American Style	132
1,127	10 Year U.S. Treasury Note Future, Expiring 05/23/08 @ $119.50, American Style	1,268
	Total Call Options Purchased	2,295

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Interest Rate Caps & Floors — 0.1%
80,550	Fund receives quarterly the excess of floating 3 month LIBOR above 3.50%, expiring 06/18/09. Counterparty: Royal Bank of Scotland	43
80,550	Fund receives quarterly the excess of 3.50% above floating 3 month LIBOR, expiring 06/18/09. Counterparty: Royal Bank of Scotland	1,034
	Total Interest Rate Caps & Floors	1,077
	Receiver/Payer Straddles on Interest Rate Swaps — 0.5%
14,784	Expiring 02/04/23. If exercised the Fund pays/receives semi-annually 5.36% and receives/pays quarterly floating 3 month LIBOR expiring 02/04/23, European Style. Counterparty: Credit Suisse International (r)	1,720
14,112	Expiring 02/13/13. If exercised the Fund pays/receives semi-annually 5.62% and receives/pays quarterly floating 3 month LIBOR expiring 02/15/23, European Style. Counterparty: Barclays Bank plc (r)	1,629
13,960	Expiring 02/21/13. If exercised the Fund pays/receives semi-annually 5.60% and receives/pays quarterly floating 3 month LIBOR expiring 02/23/23, European Style. Counterparty: Barclays Bank plc (r)	1,611
	Total Receiver/Payer Straddles on Interest Rate Swaps	4,960

NUMBER OF CONTRACTS
	Put Options Purchased — 0.3%
179	90 Day Eurodollar Future, Expiring 06/16/08 @ $97.50, American Style	72
334	10 Year U.S. Treasury Note Future, Expiring 05/23/08 @ $110.00, American Style	68
112	10 Year U.S. Treasury Note Future, Expiring 05/23/08 @ $111.00, American Style	33
53	10 Year U.S. Treasury Note Future, Expiring 05/23/08 @ $116.00, American Style	77

NOTIONAL AMOUNT($)
34,000	FNMA, 30 Year, TBA, 5.00%, Expiring 04/07/08 @ $97.56, European Style	259
40,000	FNMA, 30 Year, TBA, 5.00%, Expiring 04/07/08 @ $99.34, European Style	651
51,000	FNMA, 30 Year, TBA, 5.50%, Expiring 05/06/08 @ $98.00, European Style	1,282

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   63

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except number of contracts)

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Payer Options Purchased on Interest Rate Swaps:
10,286	Expiring 07/15/08. If exercised the Fund pays semi-annually 4.99% and receives quarterly floating 3 month LIBOR expiring 07/17/38, European Style. Counterparty: Barclays Bank plc (r)	379
15,759	Expiring 07/23/08. If exercised the Fund pays semi-annually 5.03% and receives quarterly floating 3 month LIBOR expiring 07/25/38, European Style. Counterparty: Lehman Brothers Special Financing (r)	696
	Total Put Options Purchased	3,517
	Total Options Purchased (Cost $9,932)	11,849

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 3.3%
	Investment Company — 2.5%
26,684	JPMorgan Prime Money Market Fund, Institutional Fund (b) (m) (Cost $26,684)	26,684

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligation — 0.8%
9,145	U.S. Treasury Bill, 2.82%, 04/03/08 (k) (m) (n) (Cost $9,122)	9,129
	Total Short-Term Investments (Cost $35,806)	35,813
	Total Investments — 114.5% (Cost $1,265,826)	1,227,568
	Liabilities in Excess of Other Assets — (14.5)%	(155,574)
	NET ASSETS — 100.0%	$1,071,994

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
84	10 Year Australian Bond	March, 2008	$7,337	$2
55	10 Year Swap	March, 2008	6,289	316
133	Euro-Bobl	March, 2008	22,482	528
107	Euro-Bund	March, 2008	19,015	266
501	10 Year U.S. Treasury Note	June, 2008	58,758	1,204
120	Eurodollar	June, 2008	29,292	9
912	2 Year U.S. Treasury Note	June, 2008	196,009	1,003
122	3 Month Euro-Swiss Franc LIFFE	June, 2008	28,516	— (h)
255	5 Year U.S. Treasury Note	June, 2008	29,134	294
237	90 Day LIFFE	September, 2008	55,970	346
215	90 Day Sterling	December, 2008	50,940	178
1	Eurodollar	December, 2008	244	1
526	Euro EURIBOR	December, 2008	192,649	328
11	Eurodollar	March, 2009	2,688	10
20	Eurodollar	September, 2009	4,869	(7)
20	Eurodollar	December, 2009	4,857	(11)
	Short Futures Outstanding
(227)	3 Year Australian Bond	March, 2008	(19,744)	1
(127)	30 Day Federal Funds	April, 2008	(51,688)	(61)
(1090)	5 Year U.S. Treasury Note	June, 2008	(124,533)	(2,066)
(522)	10 Year U.S. Treasury Note	June, 2008	(61,221)	(989)

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/08	UNREALIZED APPRECIATION (DEPRECIATION)
(47)	Eurodollar	June, 2008	$(11,473)	$(181)
(71)	U.K. Treasury Gilt	June, 2008	(15,563)	(260)
(42)	Eurodollar	September, 2008	(10,267)	(162)
(34)	Eurodollar	December, 2008	(8,312)	(127)
(154)	Eurodollar	June, 2009	(37,570)	(98)
(34)	Eurodollar	March, 2009	(8,307)	(122)
				$402

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
$ (500)	FNMA, 30 Year, Single Family, TBA, 5.00%, 03/25/38	$(492)
(143,570)	FNMA, 30 Year, Single Family, TBA, 5.50%, 03/25/38	(144,378)
(6,530)	FNMA, 30 Year, Single Family, TBA, 5.50%, 04/25/38	(6,554)
(25,225)	FNMA, 30 Year, Single Family, TBA, 6.50%, 03/25/38	(26,139)
(21,775)	FNMA, 30 Year, Single Family, TBA, 6.50%, 04/25/38	(22,517)
(3,000)	FNMA, 30 Year, Single Family, TBA, 7.00%, 03/25/38	(3,157)
	(Proceeds received of $205,179.)	$(203,237)

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$97.75	06/16/08	478	$(212)
90 Day Eurodollar Futures, American Style	98.00	09/15/08	332	(203)
90 Day Eurodollar Futures, American Style	98.00	12/15/08	332	(276)
10 Year U.S. Treasury Note Futures, American Style	114.50	05/23/08	213	(789)
10 Year U.S. Treasury Note Futures, American Style	116.50	05/23/08	892	(2,174)
10 Year U.S. Treasury Note Futures, American Style	120.00	05/23/08	214	(211)
(Premiums received of $2,525.)				$(3,865)

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
FNMA, 30 Year, TBA, 5.50%, European Style	$99.66	05/06/08	$102,000	$(1,311)
(Premiums received of $797.)

Receiver/Payer Straddle on Interest Rate Swaps***

COUNTERPARTY	EXERCISE RATE*(r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	4.86% semi-annually	02/17/09	02/19/19	$9,397	$(774)
Lehman Brothers Special Financing	4.80% semi-annually	02/23/09	02/25/19	10,174	(832)
Royal Bank of Scotland	3.56% semi-annually	06/16/08	06/18/09	66,453	(844)
(Premiums received of $1,962.)					$(2,450)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   65

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except number of contracts)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$97.25	06/16/08	478	$(93)
10 Year U.S. Treasury Note Futures, American Style	115.00	05/23/08	6	(6)
10 Year U.S. Treasury Note Futures, American Style	115.50	05/23/08	167	(209)
(Premiums received of $472.)				$(308)

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
FNMA, 30 Year, TBA, 5.00%, European Style	$95.72	04/07/08	$68,000	$(195)
FNMA, 30 Year, TBA, 5.00%, European Style	97.69	04/07/08	80,000	(648)
(Premiums received of $871.)				$(843)

Payer Options Written on Interest Rate Swaps***

COUNTERPARTY	EXERCISE RATE**(r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	3.90% semi-annually	07/15/08	07/17/13	$28,155	$(290)
Lehman Brothers Special Financing	3.73% semi-annually	07/23/08	07/25/13	41,746	(574)
(Premiums received of $858.)					$(864)

*	The Fund would pay/receive a floating rate based on 3-month USD LIBOR, if exercised.

**	The Fund would pay a floating rate based on 3-month USD LIBOR, if exercised.

***	European Style

Interest Rate Swaps

	RATE TYPE(r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE

Barclays Bank plc	3 month LIBOR quarterly	4.21% semi-annually	11/29/12	$19,825	$982
Barclays Bank plc	4.95% semi-annually	3 month LIBOR quarterly	11/29/37	5,625	(138)
Deutsche Bank AG, New York	3.50% semi-annually	3 month LIBOR quarterly	08/31/12	28,470	(237)
Union Bank of Switzerland AG	5.23% semi-annually	3 month LIBOR quarterly	06/22/17	1,510	(126)
Union Bank of Switzerland AG	5.69% semi-annually	3 month LIBOR quarterly	06/22/17	2,885	(346)
					$135

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE(r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Ambac Financial Group, Inc., 9.38%, 08/01/11	Deutsche Bank AG, New York	Sell	105 BPS quarterly	09/20/08	$20,650	$(583)
ArcelorMittal, 9.75%, 04/01/14	Morgan Stanley Capital Services	Sell	17 BPS quarterly	06/20/08	9,400	(22)
Banca Italease S.p.A., 4.66%, 10/15/09	Deutsche Bank AG, New York	Sell	85 BPS quarterly	06/20/08	18,600	(205)
Berkshire Hathaway, Inc., 9.75%, 01/15/08	Deutsche Bank AG, New York	Sell	20 BPS quarterly	03/20/10	6,000	(68)
CDX.NA.IG.9	Goldman Sachs Capital Management [1]	Buy	60 BPS quarterly	12/20/12	71,100	3,118
Corning, Inc., 6.30%, 03/01/09	Goldman Sachs Capital Management	Sell	43 BPS quarterly	06/20/11	2,000	(13)
Countrywide Financial Corp., 0.00%, 03/22/11	Lehman Brothers Special Financing	Sell	500 BPS quarterly	09/20/08	9,150	(19)
FHLMC, 5.08%, 02/07/19	Deutsche Bank AG, New York	Sell	3 BPS quarterly	06/20/08	51,600	(67)
Gannett Co., Inc., 6.38%, 04/01/12	Lehman Brothers Special Financing	Buy	63 BPS quarterly	03/20/14	4,950	341
Gannett Co., Inc., 6.38%, 04/01/12	Merrill Lynch International	Buy	63 BPS quarterly	06/20/17	3,200	318
Hess Corp., 6.65%, 08/15/11	Morgan Stanley Capital Services	Sell	20 BPS quarterly	06/20/08	12,600	(12)

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE(r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
ICICI Bank Ltd., 5.75%, 11/16/10	Deutsche Bank AG, New York	Sell	26 BPS quarterly	03/20/08	$7,600	$(2)
Marsh & McLennan Co., Inc. 5.38%, 07/15/14	Merrill Lynch International	Buy	101 BPS quarterly	09/20/14	4,000	15
Residential Capital Corp., 6.50%, 04/17/13	Lehman Brothers Special Financing	Sell	775 BPS quarterly	03/20/08	10,000	(85)
Southwest Airlines Co., 6.50%, 03/01/12	Goldman Sachs Capital Management	Buy	69 BPS quarterly	06/20/14	6,500	263
						$2,979

[1]	Premiums received of $160.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America (b)	Northern Rock plc, 5.63%, 06/22/17	$102.58	03/19/08	$4,395	$4
BNP Paribas (a)	U.S. Treasury Note, 4.38%, 08/15/12	107.23	03/06/08	57,000	(754)
BNP Paribas (a)	U.S. Treasury Note, 3.63%, 12/31/12	102.82	04/07/08	24,900	(552)
BNP Paribas (b)	U.S. Treasury Note, 2.13%, 01/31/10	99.98	04/07/08	62,800	627
Citibank, N.A. (a)	FNMA, 30 Year, TBA, 6.50%	103.22	04/07/08	104,000	(158)
Citibank, N.A. (b)	FNMA, 30 Year, TBA, 5.00%	99.21	03/05/08	18,700	(140)
Citibank, N.A. (b)	FNMA, 30 Year, TBA, 5.50%	100.15	04/07/08	4,000	—
Citibank, N.A. (b)	FNMA, 30 Year, TBA, 6.00%	100.84	04/07/08	74,500	825
Credit Suisse International (b)	U.S. Treasury Note, 3.13%, 11/30/09	101.04	03/03/08	164,350	2,522
Credit Suisse International (b)	U.S. Treasury Note, 3.13%, 11/30/09	101.74	03/03/08	72,900	603
Deutsche Bank AG, New York (a)	FNMA, 30 Year, TBA, 5.00%	99.45	03/05/08	25,600	258
Deutsche Bank AG, New York (a)	FNMA, 30 Year, TBA, 5.00%	100.00	03/05/08	26,700	424
Deutsche Bank AG, New York (a)	FNMA, 30 Year, TBA, 6.00%	102.38	03/05/08	34,100	80
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 4.50%	94.84	03/05/08	30,000	225
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 5.00%	97.75	03/05/08	58,500	(402)
Deutsche Bank AG, New York (b)	FHLMC Gold, 30 Year, TBA, 6.00%	100.47	04/07/08	66,000	954
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 5.50%	99.81	04/07/08	2,900	16
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 6.50%	103.31	04/07/08	239,200	—
Lehman Brothers Special Financing (a)	FNMA, 30 Year, TBA, 6.00%	100.66	03/05/08	20,000	(297)
Lehman Brothers Special Financing (a)	FNMA, 30 Year, TBA, 6.50%	103.69	03/05/08	173,800	163
Lehman Brothers Special Financing (a)	FNMA, 15 Year, TBA, 6.00%	103.28	03/11/08	34,000	5
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 5.50%	98.34	03/05/08	40,000	890
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 5.50%	98.38	03/05/08	46,000	1,009
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 5.50%	101.22	03/05/08	97,500	(632)
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 6.00%	100.73	03/05/08	27,000	381
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 6.00%	102.47	03/05/08	67,600	(222)
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 4.50%	94.63	04/07/08	30,000	238
Lehman Brothers Special Financing (b)	FNMA, 30 Year, TBA, 5.00%	97.94	04/07/08	2,700	—
Morgan Stanley Capital Services (a)	FNMA, 30 Year, TBA, 6.50%	103.63	03/05/08	7,500	2
Morgan Stanley Capital Services (a)	FNMA, 30 Year, TBA, 5.00%	97.63	04/07/08	46,000	(288)
Morgan Stanley Capital Services (a)	FNMA, 30 Year, TBA, 5.50%	100.28	04/07/08	90,000	—
Morgan Stanley Capital Services (b)	FNMA, 30 Year, TBA, 6.00%	101.38	03/05/08	45,000	343
Morgan Stanley Capital Services (b)	FNMA, 30 Year, TBA, 6.00%	102.31	03/05/08	30,000	(51)
Union Bank of Switzerland AG (a)	FNMA, 30 Year, TBA, 5.00%	99.81	03/05/08	31,000	426
Union Bank of Switzerland AG (a)	FNMA, 30 Year, TBA, 5.50%	99.56	03/05/08	22,000	(222)
Union Bank of Switzerland AG (a)	FNMA, 30 Year, TBA, 6.00%	102.38	03/05/08	33,200	78
Union Bank of Switzerland AG (b)	FNMA, 30 Year, TBA, 4.50%	95.22	04/07/08	28,000	—
Union Bank of Switzerland AG (b)	FNMA, 30 Year, TBA, 6.50%	103.13	04/07/08	37,000	91
					$6,446

(a)	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.

(b)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   67

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 91.8%
	Asset-Backed Securities — 19.0%
642	American Express Credit Account Master Trust, Series 2004-C, Class C, FRN, 3.62%, 02/15/12 (e) (m)	640
	AmeriCredit Automobile Receivables Trust,
889	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	889
609	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	609
2,650	Capital One Auto Finance Trust, Series 2007-B, Class A3A, 5.03%, 04/15/12 (m)	2,584
1,700	Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, FRN, 3.44%, 01/09/12 (m)	1,592
3,050	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class AF4, SUB, 4.96%, 08/25/35 (m)	3,002
2,551	Countrywide Asset Backed Certificates, Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	2,536
4,550	First Franklin Mortgage Loan Asset-Backed Certificates, Series 2006-FF4, Class A2, FRN, 3.32%, 03/25/36 (m)	4,027
3,350	GSAMP Trust, Series 2006-NC1, Class A2, FRN, 3.31%, 02/25/36 (m)	3,030
500	Helios Finance LP (Cayman Islands), Series 2007-S1, Class B1, FRN, 3.81%, 10/20/14 (e) (i)	454
3,200	Home Equity Asset Trust, Series 2006-3, Class 2A3, FRN, 3.31%, 07/25/36 (m)	2,758
4,419	HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class 2A3, FRN, 3.32%, 01/25/36 (m)	3,673
4,000	K2 (USA) LLC, Series 2007-2D, VAR, 5.81%, 02/15/09 (f) (i) (s) (v)	893
3,800	Links Finance LLC, FRN, 5.24%, 09/15/08 (e) (f) (i) (s)	1,140
4,250	Long Beach Mortgage Loan Trust, Series 2006-2, Class 2A3, FRN, 3.32%, 03/25/36 (m)	3,116
3,550	MASTR Asset Backed Securities Trust, Series 2006-NC1, Class A3, FRN, 3.32%, 01/25/36 (m)	3,255
2,100	Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC1, Class A2C, FRN, 3.34%, 01/25/37 (m)	1,970
555	Nationstar NIM Trust (Cayman Islands), Series 2007-C, Class A, 8.00%, 06/25/37 (e) (i)	333
699	New Century Home Equity Loan Trust, Series 2005-A, Class A2, SUB, 4.46%, 08/25/35 (m)	692
2,191	Residential Asset Mortgage Products, Inc., Series 2006-EFC1, Class A2, FRN, 3.34%, 02/25/36 (m)	1,963
3,850	Residential Asset Securities Corp., Series 2006-KS2, Class A3, FRN, 3.32%, 03/25/36 (m)	3,393
2,865	Securitized Asset Backed Receivables LLC Trust, Series 2006-WM1, Class A2B, FRN, 3.31%, 12/25/35	2,771
2,900	Sigma Finance Corp. (Cayman Islands), FRN, 2.95%, 08/15/11 (f) (i) (s)	2,214
	Total Asset-Backed Securities (Cost $58,868)	47,534
	Collateralized Mortgage Obligations — 10.8%
	Agency CMO — 5.7%
	Federal Home Loan Mortgage Corp., REMICS,
3,739	Series 2564, Class LS, IF, IO, 4.53%, 01/15/17 (m)	266
2,114	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	14
2,146	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	179
1,175	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	31
10,869	Series 2791, Class SI, IF, IO, 4.03%, 12/15/31 (m)	804
12,088	Series 2813, Class SB, IF, IO, 3.93%, 02/15/34 (m)	978
16,260	Series 2850, Class SM, IF, IO, 4.03%, 12/15/30 (m)	964
3,817	Series 2894, Class S, IF, IO, 4.08%, 03/15/31 (m)	301
3,085	Series 2980, Series LI, IO, 5.50%, 04/15/25 (m)	140
	Federal National Mortgage Association, REMICS,
2,754	Series 2003-3, Class HS, IF, IO, 4.52%, 09/25/16 (m)	191
3,519	Series 2004-61, Class TS, IF, IO, 3.97%, 10/25/31 (m)	210
4,586	Series 2005-51, Class KI, IO, 5.50%, 01/25/25 (m)	207
2,623	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	2,687
4,313	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	4,421
2,779	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	2,849
	Government National Mortgage Association,
9	Series 2002-24, Class FA, FRN, 3.62%, 04/16/32 (m)	9
209	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	2
1,333	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	23
		14,276

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — 5.1%
1,645	Banc of America Alternative Loan Trust, Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	1,658
3,549	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-J4, Class A4, 5.50%, 11/25/35 (m)	3,594
1,341	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 08/25/36 (m)	1,230
2,865	Residential Funding Mortgage Section I, Series 2005-S7, Class A5, 5.50%, 11/25/35 (m)	2,903
1,852	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A1, VAR, 4.97%, 06/25/34	1,844
1,455	Wells Fargo Mortgage Backed Securities Trust, Series 2003-N, Class 1A4, FRN, 4.60%, 12/25/33	1,448
		12,677
	Total Collateralized Mortgage Obligations (Cost $26,245)	26,953
	Commercial Mortgage-Backed Securities — 12.1%
1,114	Banc of America Commercial Mortgage, Inc., Series 2004-5, Class A2, 4.18%, 11/10/41 (m)	1,097
	CS First Boston Mortgage Securities Corp.,
1,800	Series 2001-CK6, Class A3, 6.39%, 08/15/36 (m)	1,838
2,300	Series 2001-CP4, Class A4, 6.18%, 12/15/35 (m)	2,334
3,700	Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	3,650
1,350	Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A2, 3.29%, 07/05/35 (m)	1,320
2,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A3, 4.60%, 08/10/38 (m)	1,982
	LB-UBS Commercial Mortgage Trust,
268	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	265
3,679	Series 2003-C5, Class A2, 3.48%, 07/15/27 (m)	3,644
3,400	Series 2004-C2, Class A2, 3.25%, 03/15/29 (m)	3,337
5,200	Series 2004-C7, Class A2, 3.99%, 10/15/29 (m)	5,098
3,717	Morgan Stanley Capital I, Series 1998-HF2, Class A2, VAR, 6.48%, 11/15/30 (m)	3,714
1,940	Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2, 4.78%, 03/15/42	1,921
	Total Commercial Mortgage-Backed Securities (Cost $30,998)	30,200
	Corporate Bonds — 32.1%
	Automobiles — 0.5%
1,300	Daimler Finance North America LLC, 5.75%, 05/18/09 (m)	1,322
	Beverages — 1.1%
1,050	Coca-Cola Enterprises, Inc., 4.25%, 09/15/10 (m)	1,077
1,600	Miller Brewing Co., 4.25%, 08/15/08 (e) (m)	1,606
		2,683
	Capital Markets — 2.8%
	Bear Stearns Cos., Inc. (The),
1,500	4.55%, 06/23/10 (m) (y)	1,478
850	5.85%, 07/19/10 (m) (y)	858
1,800	Goldman Sachs Capital II, 5.79%, 06/01/12, (m) (x)	1,345
600	Goldman Sachs Group, Inc. (The), 5.30%, 02/14/12 (m)	623
500	Lehman Brothers Holdings Capital Trust V, 5.86%, 05/31/12 (m) (x)	375
2,350	Morgan Stanley, 4.25%, 05/15/10 (m)	2,364
		7,043
	Commercial Banks — 11.9%
1,600	BAC Capital Trust XIV, 5.63%, 03/15/12 (m) (x)	1,289
1,500	DBS Bank Ltd. (Singapore), VAR, 5.12%, 05/16/17 (e) (m)	1,418
1,400	DBS Capital Funding Corp. (Cayman Islands), 7.66%, 03/15/11 (e) (m) (x)	1,528
1,150	Deutsche Bank Capital Funding Trust I, 7.87%, 06/30/09 (e) (m) (x)	1,189
900	Glitnir Banki HF (Iceland), VAR, 6.69%, 06/15/16 (e) (m)	830
1,000	Hana Bank (South Korea), 4.13%, 03/11/09	994
2,300	HSBC Capital Funding LP, 9.55%, 06/30/10 (e) (m) (x)	2,501
1,350	ICICI Bank Ltd. (India), 5.75%, 11/16/10 (e) (m)	1,354
	Landsbanki Islands HF (Iceland),
850	6.10%, 08/25/11 (e) (m)	833
1,000	FRN, 3.79%, 08/25/09 (e) (m)	969
1,550	Mellon Capital IV, 6.24%, 06/20/12 (m) (x)	1,290
3,800	Mizuho JGB Investment LLC, 9.87%, 06/30/08 (e) (m) (x)	3,840
6,050	Natexis Ambs Co. LLC, 8.44%, 06/30/08 (e) (m) (x)	6,153
2,450	Royal Bank of Scotland Group plc, 9.12%, 03/31/10 (United Kingdom) (m) (x)	2,667
1,950	Wachovia Capital Trust III, 5.80%, 03/15/11 (x)	1,536

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   69

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
1,150	Woori Bank (South Korea), VAR, 4.88%, 07/02/13	1,142
		29,533
	Consumer Finance — 0.7%
1,700	International Lease Finance Corp., 5.35%, 03/01/12 (m)	1,739
	Diversified Financial Services — 1.9%
3,000	General Electric Capital Corp., 4.13%, 09/01/09 (m)	3,055
400	ILFC E-Capital Trust I, VAR, 5.90%, 12/21/65 (e) (m)	356
1,500	ZFS Finance USA Trust I, VAR, 5.88%, 05/09/32 (e)	1,414
		4,825
	Diversified Telecommunication Services — 0.8%
1,900	Telefonica Emisones SAU (Spain), 5.98%, 06/20/11	1,986
	Electric Utilities — 1.7%
1,400	Alabama Power Capital Trust V, VAR, 5.50%, 10/01/42 (m)	1,439
	Appalachian Power Co.,
1,000	3.60%, 05/15/08 (m)	1,000
650	5.55%, 04/01/11 (m)	674
200	5.65%, 08/15/12 (m)	211
1,000	PSEG Power LLC, 3.75%, 04/01/09 (m)	1,002
		4,326
	Food & Staples Retailing — 0.6%
1,400	CVS/Caremark Corp., 4.00%, 09/15/09 (m)	1,408
	Food Products — 0.3%
600	Kraft Foods, Inc., 6.00%, 02/11/13 (m)	632
	Insurance — 1.3%
900	Allstate Corp. (The), 7.20%, 12/01/09 (m)	955
2,150	Hartford Financial Services Group, Inc., 5.66%, 11/16/08 (m)	2,185
		3,140
	Media — 3.8%
	Comcast Cable Communications, Inc.,
1,200	6.20%, 11/15/08 (m)	1,217
1,000	6.75%, 01/30/11 (m)	1,057
2,850	COX Communications, Inc., 4.63%, 01/15/10 (m)	2,881
1,800	Time Warner Entertainment Co., LP, 7.25%, 09/01/08 (m)	1,829
2,500	Time Warner, Inc., 5.50%, 11/15/11	2,530
		9,514
	Metals & Mining — 0.5%
1,300	Xstrata Finance Dubai Ltd. (United Arab Emirates), FRN, 3.42%, 11/13/09 (e)	1,262
	Multi-Utilities — 1.5%
2,100	Dominion Resources, Inc., SUB, 5.69%, 05/15/08 (m)	2,108
1,450	Midamerican Energy Holdings Co., 5.65%, 07/15/12 (m)	1,542
		3,650
	Oil, Gas & Consumable Fuels — 1.7%
2,645	Qatar Petroleum (Qatar), 5.58%, 05/30/11 (e) (m)	2,746
1,450	XTO Energy, Inc., 5.90%, 08/01/12	1,558
		4,304
	Real Estate Investment Trusts (REITs) — 0.9%
	iStar Financial, Inc.,
1,750	4.88%, 01/15/09 (m)	1,654
800	5.38%, 04/15/10 (m)	709
		2,363
	Thrifts & Mortgage Finance — 0.1%
400	Washington Mutual Preferred Funding II, 6.90%, 06/15/12 (e) (x)	260
	Total Corporate Bonds (Cost $81,883)	79,990
	Foreign Government Securities — 1.9%
4,670	National Agricultural Cooperative Federation (South Korea), VAR, 5.75%, 06/18/14 (Cost $4,851)	4,764
	Mortgage Pass-Through Securities — 7.8%
	Federal National Mortgage Association, 15 Year, Single Family,
11,732	6.00%, 08/01/22 (m)	12,142
	30 Year, Single Family,
7,000	TBA, 6.50%, 04/25/38	7,239
	Government National Mortgage Association, 30 Year, Single Family,
8	8.50%, 08/15/30 (m)	8
	Total Mortgage Pass-Through Securities (Cost $19,015)	19,389
	U.S. Government Agency Securities — 7.3%
11,100	Federal Home Loan Bank System, 5.38%, 07/17/09 (m)	11,563
6,100	Federal National Mortgage Association, 6.63%, 11/15/10 (m)	6,722
	Total U.S. Government Agency Securities (Cost $17,774)	18,285

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — 0.8%
1,824	U.S. Treasury Inflation Indexed Bonds, 2.63%, 07/15/17 (Cost $1,977)	2,082
	Total Long-Term Investments (Cost $241,611)	229,197

NUMBER OF CONTRACTS
Options Purchased — 0.8%
	Call Options Purchased — 0.2%
40	90 Day Eurodollar Futures, Expiring 06/16/08 @ $97.50, American Style	30
38	90 Day Eurodollar Futures, Expiring 09/15/08 @ $97.50, American Style	47
38	90 Day Eurodollar Futures, Expiring 12/15/08 @ $97.50, American Style	56
49	10 Year U.S. Treasury Note Futures, Expiring 03/20/08 @ $118.00, American Style	38
12	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $116.00, American Style	33
18	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $118.00, American Style	30
257	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $119.50, American Style	289
	Total Call Options Purchased	523

NOTIONAL AMOUNT($)
	Interest Rate Caps & Floors — 0.1%
16,630	Fund receives quarterly the excess of floating 3 month LIBOR above 3.50%, expiring 06/18/09. Counterparty: Royal Bank of Scotland	9
16,630	Fund receives quarterly the excess of 3.50% above floating 3 month LIBOR, expiring 06/18/09. Counterparty: Royal Bank of Scotland	213
	Total Interest Rate Caps & Floors	222

NOTIONAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Receiver/Payer Straddles on Interest Rate Swaps — 0.4%
3,351	Expiring 01/31/13. If exercised the Fund pays/receives semi-annually 5.36% and receives/pays quarterly floating 3 month LIBOR expiring 02/04/23, European Style. Counterparty: Credit Suisse International (r)	391
3,154	Expiring 02/13/13. If exercised the Fund pays/receives semi-annually 5.62% and receives/pays quarterly floating 3 month LIBOR expiring 02/15/23, European Style. Counterparty: Barclays Bank plc (r)	364
3,181	Expiring 02/21/13. If exercised the Fund pays/receives semi-annually 5.60% and receives/pays quarterly floating 3 month LIBOR expiring 02/23/23, European Style. Counterparty: Barclays Bank plc (r)	368
	Total Receiver/Payer Straddles on Interest Rate Swaps	1,123

NUMBER OF CONTRACTS
	Put Options Purchased — 0.1%
40	90 Day Eurodollar Futures, Expiring 06/16/08 @ $97.50, American Style	16
76	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $110.00, American Style	15
25	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $111.00, American Style	7
12	10 Year U.S. Treasury Note Futures, Expiring 05/23/08 @ $116.00, American Style	17

NOTIONAL AMOUNT($)
	Payer Options Purchased on Interest Rate Swaps:
2,344	Expiring 07/15/08. If exercised the Fund pays semi-annually 4.99% and receives quarterly 3 month LIBOR expiring 07/17/38, European Style. Counterparty: Barclays Bank plc (r)	86
3,604	Expiring 07/23/08. If exercised the Fund pays semi-annually 5.03% and receives quarterly 3 month LIBOR expiring 07/25/38, European Style. Counterparty: Lehman Brothers Special Financing (r)	159
	Total Put Options Purchased	300
	Total Options Purchased (Cost $1,860)	2,168

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   71

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — 10.2%
	Investment Company — 9.4%
23,371	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $23,371)	23,371

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.8%
	U.S. Treasury Bill, 3.23%, 04/03/08 (k) (n) (Cost $1,990)	1,991
	Total Short-Term Investments (Cost $25,361)	25,362

PRINCIPAL AMOUNT($)		VALUE($)
	Total Investments — 102.8% (Cost $268,832)	256,727
	Liabilities in Excess of Other Assets — (2.8)%	(6,930)
	NET ASSETS — 100.0%	$249,797

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 2/29/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
502	2 Year U.S. Treasury Note	June, 2008	$107,891	$781
59	5 Year U.S. Treasury Note	June, 2008	6,741	68
164	10 Year U.S. Treasury Note	June, 2008	19,234	411
28	Eurodollar	June, 2008	6,835	2
	Short Futures Outstanding
(30)	30 Day Federal Funds	April, 2008	(12,210)	(14)
(325)	5 Year U.S. Treasury Note	June, 2008	(37,131)	(595)
(47)	10 Year U.S. Treasury Note	June, 2008	(5,512)	(110)
(17)	Eurodollar	June, 2008	(4,150)	(80)
(16)	Eurodollar	September, 2008	(3,911)	(64)
(5)	Eurodollar	December, 2008	(1,222)	(19)
(6)	Eurodollar	March, 2009	(1,466)	(22)
(34)	Eurodollar	June, 2009	(8,295)	(18)
(6)	Eurodollar	September, 2009	(1,461)	(20)
(6)	Eurodollar	December, 2009	(1,457)	(19)
				$301

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$97.75	06/16/08	108	$(48)
90 Day Eurodollar Futures, American Style	98.00	09/15/08	76	(47)
90 Day Eurodollar Futures, American Style	98.00	12/15/08	76	(63)
10 Year U.S. Treasury Note Futures, American Style	114.50	05/23/08	49	(181)
10 Year U.S. Treasury Note Futures, American Style	116.50	05/23/08	205	(500)
10 Year U.S. Treasury Note Futures, American Style	120.00	05/23/08	49	(48)
(Premiums received of $579.)				$(887)

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

Receiver/Payer Straddles on Interest Rate Swaps***

COUNTERPARTY	EXERCISE RATE*(r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	4.86% semi-annually	02/17/09	02/19/19	$2,096	$(173)
Lehman Brothers Special Financing	4.80% semi-annually	02/23/09	02/25/19	2,318	(189)
Royal Bank of Scotland	3.56% semi-annually	06/16/08	06/18/09	13,719	(174)
(Premiums received of $434.)					$(536)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	$97.25	06/16/08	108	$(21)
10 Year U.S. Treasury Note Future, American Style	115.00	05/23/08	2	(2)
10 Year U.S. Treasury Note Future, American Style	115.50	05/23/08	38	(48)
(Premiums received of $108.)				$(71)

Payer Options Written on Interest Rate Swaps***

COUNTERPARTY	Exercise Rate**(r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Lehman Brothers Special Financing	3.73% quarterly	07/23/08	07/25/13	$9,547	$(131)
Barclays Bank plc	3.90% quarterly	07/15/08	07/17/13	6,415	(66)
(Premiums received of $196.)					$(197)

*	The Fund would pay/receive a floating rate based on 3-month USD LIBOR, if exercised.

**	The Fund would pay a floating rate based on 3-month USD LIBOR, if exercised.

***	European Style

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	3 month LIBOR quarterly	4.21% semi-annually	11/29/12	$4,975	$246
Barclays Bank plc	4.95% semi-annually	3 month LIBOR quarterly	11/29/37	1,410	(35)
Deutsche Bank AG, New York	3.50% semi-annually	3 month LIBOR quarterly	08/31/12	6,525	(54)
					$157

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
AES Corp., 8.75%, 06/15/08	Goldman Sachs Capital Management	Sell	95 BPS quarterly	06/20/11	$3,000	$(20)
Ambac Financial Group, Inc., 9.38%, 08/01/11	Deutsche Bank AG, New York	Sell	105 BPS quarterly	09/20/08	3,400	(96)
ArcelorMittal, 9.75%, 04/01/14	Morgan Stanley Capital Services	Sell	17 BPS quarterly	06/20/08	1,900	(5)
Banca Italease S.p.A., 4.66%, 10/15/09	Deutsche Bank AG, New York	Sell	85 BPS quarterly	06/20/08	3,100	(34)
Berskshire Hathaway, Inc., 9.75%, 01/15/18	Deutsche Bank AG, New York	Sell	20 BPS quarterly	03/20/10	8,800	(101)
CDX.NA.IG.9	Goldman Sachs Capital Management [1]	Buy	60 BPS quarterly	12/20/12	16,700	733
Countrywide Financial Corp., 0.00%, 03/22/11	Lehman Brothers Special Financing	Sell	500 BPS quarterly	09/20/08	1,600	(3)
FHLMC, 5.08%, 02/07/19	Deutsche Bank AG, New York	Sell	3 BPS quarterly	06/20/08	9,600	(12)
Gannett Co., Inc., 6.38%, 04/01/12	Lehman Brothers Special Financing	Buy	63 BPS quarterly	03/20/14	1,350	93

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   73

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except number of contracts)

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Hess Corp., 6.65%, 08/15/11	Morgan Stanley Capital Services	Sell	20 BPS quarterly	06/20/08	$2,500	$(2)
Marsh & McLennan Co., Inc., 5.38%, 07/15/14	Merrill Lynch International	Buy	101 BPS quarterly	09/20/14	750	3
Southwest Airlines, Co., 6.50%, 03/01/12	Goldman Sachs Capital Management	Buy	69 BPS quarterly	06/20/14	1,100	44
						$600

[1]	Premiums received of $25.

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Credit Suisse International (a)	U.S. Treasury Note, 4.50%, 02/28/11	$105.48	03/03/08	$27,300	$600

(a)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — 108.3%
	Asset-Backed Securities — 3.6%
65	Carmax Auto Owner Trust, Series 2006-2, Class A3, 5.15%, 02/15/11 (m)	66
125	Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, FRN, 3.44%, 01/09/12 (m)	117
250	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, FRN, 3.29%, 08/25/36 (m)	224
69	Countrywide Asset-Backed Certificates, Series 2003-5, Class MF1, VAR, 5.41%, 01/25/34 (m)	65
65	Lehman XS Trust, Series 2006-12N, Class A1A1, FRN, 3.22%, 08/25/46 (m)	64
	Option One Mortgage Loan Trust,
7	Series 2003-4, Class A2, FRN, 3.45%, 07/25/33 (m)	7
2	Series 2003-5, Class A2, FRN, 3.45%, 08/25/33 (m)	2
	Residential Asset Securities Corp.,
1	Series 2002-KS4, Class AIIB, FRN, 3.63%, 07/25/32 (m)	1
1	Series 2003-KS5, Class AIIB, FRN, 3.71%, 07/25/33 (m)	1
2	Wachovia Asset Securitization, Inc., Series 2002-HE2, Class A, FRN, 3.57%, 12/25/32 (m)	2
	Total Asset-Backed Securities (Cost $586)	549
	Collateralized Mortgage Obligations — 8.4%
	Agency CMO — 1.8%
54	Federal Home Loan Mortgage Corp., REMICS, Series 2931, Class GA , 5.00%, 11/15/28 (m)	55
	Federal National Mortgage Association, REMICS,
33	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	34
38	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	39
32	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	33
38	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	39
38	Series 2006-78, Class BC, 6.50%, 01/25/34 (m)	39
40	Federal National Mortgage Association Whole Loan, Series 2003-W3, Class 2A5, 5.36%, 06/25/42 (m)	42
		281
	Non-Agency CMO — 6.6%
73	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A1, 5.50%, 12/25/33 (m)	74
	Countrywide Alternative Loan Trust,
50	Series 2006-12CB, Class A6, 6.00%, 05/25/36 (m)	49
60	Series 2006-23CB, Class 2A1, 6.50%, 08/25/36 (m)	58
78	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, SUB, 5.89%, 02/25/37 (m)	78
1,194	CS First Boston Mortgage Securities Corp., Series 1997-2, Class X, IO, VAR, 0.91%, 06/25/20 (e) (m)	—	(h)
1	DLJ Mortgage Acceptance Corp., Series 1997-D, Class CTFS, HB, VAR, 66.77%, 07/28/27 (e) (i)	1
187	Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A, FRN, 3.33%, 11/19/36 (m)	161
74	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 01/25/36 (m)	75
14	MASTR Alternative Loans Trust, Series 2004-13, Class 10A1, 8.00%, 01/25/35 (m)	14
	Residential Accredit Loans, Inc.,
33	Series 2006-QS6, Class 1A2, 6.00%, 06/25/36 (m)	33
66	Series 2006-QS11, Class 1A1, 6.50%, 08/25/36 (m)	67
79	Series 2006-QS16, Class A7, 6.00%, 11/25/36 (m)	77
51	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 01/25/46 (m)	51
187	Thornburg Mortgage Securities Trust, Series 2006-6, Class A1, FRN, 3.25%, 12/25/46 (m)	177
40	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 2CB1, 6.00%, 07/25/36 (m)	41
46	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR3, Class A1, FRN, 5.70%, 03/25/36 (m)	46
		1,002
	Total Collateralized Mortgage Obligations (Cost $1,459)	1,283
	Commercial Mortgage-Backed Securities — 2.5%
25	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A4, 4.52%, 11/11/41 (m) (y)	24
148	CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A3, 6.38%, 12/18/35 (m)	151

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   75

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — Continued
45	Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4, 4.11%, 07/05/35 (m)	42
60	LB-UBS Commercial Mortgage Trust, Series 2001-C2, Class A2, 6.65%, 11/15/27 (m)	62
94	Lehman Brothers Floating Rate Commercial Mortgage Trust, Series 2006-LLFA, Class A2, FRN, 3.24%, 09/15/21 (e) (m)	90
20	Morgan Stanley Dean Witter Capital I, Series 2003-HQ2, Class A2, 4.92%, 03/12/35 (m)	19
	Total Commercial Mortgage-Backed Securities (Cost $391)	388
	Corporate Bonds — 31.2%
	Aerospace & Defense — 0.1%
25	L-3 Communications Corp., 5.88%, 01/15/15 (m)	24
	Auto Components — 0.2%
1	Goodyear Tire & Rubber Co. (The), 9.00%, 07/01/15 (m)	1
20	Tenneco, Inc., 8.63%, 11/15/14 (m)	20
15	United Components, Inc., 9.38%, 06/15/13 (m)	14
		35
	Capital Markets — 0.6%
35	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	34
60	Lehman Brothers Holdings Capital Trust V, 5.86%, 05/31/12 (m) (x)	45
15	LVB Acquisition Merger Sub, Inc., PIK, 10.38%, 10/15/17 (e) (m)	15
		94
	Chemicals — 0.6%
15	Huntsman LLC, 11.50%, 07/15/12 (m)	16
20	Ineos Group Holdings plc (United Kingdom), 8.50%, 02/15/16 (e) (m)	15
25	Nalco Co., 7.75%, 11/15/11 (m)	25
30	PolyOne Corp., 8.88%, 05/01/12 (m)	30
		86
	Commercial Banks — 6.5%
160	Barclays Bank plc (United Kingdom), 5.93%, 12/15/16 (e) (m) (x)	146
10	Cadets Trust, 4.80%, 07/15/13 (e) (m)	10
40	Credit Agricole S.A. (France), 6.64%, 05/31/17 (e) (m) (x)	34
40	Deutsche Bank AG (Germany), 5.38%, 10/12/12 (m)	42
285	Glitnir Banki HF (Iceland), FRN, 4.33%, 01/21/11 (e) (m)	248
100	ICICI Bank Ltd. (India), FRN, 4.92%, 01/12/10 (e) (m)	96
100	Royal Bank of Scotland Group plc (United Kingdom), 6.99%, 12/31/49 (e) (m) (x)	96
100	Shinsei Finance II (Cayman Islands), 7.16%, 07/25/16 (e) (m) (x)	75
250	VTB Capital S.A. for Vneshtorgbank (Russia), FRN, 3.84%, 08/01/08 (e) (m)	248
		995
	Commercial Services & Supplies — 0.5%
25	ACCO Brands Corp., 7.63%, 08/15/15 (m)	22
25	Allied Waste North America, Inc., 7.38%, 04/15/14 (m)	24
20	Corrections Corp. of America, 6.25%, 03/15/13 (m)	20
25	Quebecor World Capital Corp. (Canada), 8.75%, 03/15/16 (d) (m)	12
		78
	Computers & Peripherals — 0.4%
55	Hewlett-Packard Co., 4.50%, 03/01/13 (m)	56
	Consumer Finance — 1.4%
	Ford Motor Credit Co. LLC,
10	7.25%, 10/25/11 (m)	9
55	FRN, 5.83%, 01/15/10 (m)	47
55	GMAC LLC, 6.88%, 08/28/12 (m)	44
125	SLM Corp., FRN, 3.47%, 07/27/09 (m)	112
		212
	Containers & Packaging — 0.3%
15	Crown Americas LLC/Crown Americas Capital Corp., 7.75%, 11/15/15 (m)	15
20	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13 (m)	21
5	Packaging Dynamics Finance Corp., 10.00%, 05/01/16 (e) (m)	4
		40
	Diversified Consumer Services — 0.1%
15	Service Corp. International, 7.38%, 10/01/14 (m)	15

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Diversified Financial Services — 2.4%
55	Goldman Sachs Capital II, 5.79%, 06/01/12 (m) (x)	41
100	Kaupthing Bank HF (Iceland), FRN, 4.96%, 01/15/10 (e) (m)	90
28	Mizuho Capital Investment USD1 Ltd. (Cayman Islands), 6.69%, 6/30/16 (e) (m) (x)	25
30	SMFG Preferred Capital USD 1 Ltd. (Cayman Islands), 6.08%, 01/25/17 (e) (m) (x)	26
148	TRAINS, Series HY1-2006, 7.55%, 05/01/16 (e) (m)	145
45	Visant Corp., 7.63%, 10/01/12 (m)	43
		370
	Diversified Telecommunication Services — 0.9%
50	AT&T, Inc., 6.50%, 09/01/37 (m)	51
10	Citizens Communications Co., 6.25%, 01/15/13 (m)	9
29	Consolidated Communications Illinois/Texas Holdings, Inc., 9.75%, 04/01/12 (m)	30
10	Qwest Communications International, Inc., FRN, 6.56%, 02/15/09 (m)	10
	Qwest Corp.,
5	7.50%, 10/01/14 (m)	5
10	8.88%, 03/15/12 (m)	10
20	Wind Acquisition Finance S.A. (Luxembourg), 10.75%, 12/01/15 (e)	20
		135
	Electric Utilities — 1.5%
100	Abu Dhabi National Energy Co. (United Arab Emirates), 5.62%, 10/25/12 (e) (m)	102
125	Ohio Power Co., FRN, 4.83%, 04/05/10 (m)	122
		224
	Energy Equipment & Services — 0.1%
15	Transocean, Inc. (Cayman Islands), 6.80%, 03/15/38 (m)	16
	Food & Staples Retailing — 1.4%
100	CVS/Caremark Corp., FRN, 5.44%, 06/01/10 (m)	97
44	CVS Pass-Through Trust, 6.04%, 12/10/28 (e) (m)	42
25	Kroger Co. (The), 6.40%, 08/15/17 (m)	27
25	Safeway, Inc., 6.35%, 08/15/17 (m)	26
15	Wal-Mart Stores, Inc., 6.50%, 08/15/37 (m)	16
		208
	Health Care Providers & Services — 0.8%
15	Community Health Systems, Inc., 8.88%, 07/15/15 (m)	15
	HCA, Inc.,
35	9.25%, 11/15/16 (m)	36
40	PIK, 9.63%, 11/15/16 (m)	41
30	Tenet Healthcare Corp., 9.25%, 02/01/15 (m)	27
		119
	Hotels, Restaurants & Leisure — 0.5%
15	McDonald’s Corp., 6.30%, 10/15/37 (m)	15
	MGM Mirage, Inc.,
5	5.88%, 02/27/14 (m)	4
25	6.75%, 04/01/13 (m)	24
15	6.88%, 04/01/16 (m)	14
20	Vail Resorts, Inc., 6.75%, 02/15/14 (m)	19
		76
	Household Durables — 0.6%
25	ALH Finance LLC/ALH Finance Corp., 8.50%, 01/15/13 (m)	22
20	Ames True Temper, FRN, 8.26%, 01/15/12 (m)	16
	Beazer Homes USA, Inc.,
10	6.50%, 11/15/13 (m)	7
10	6.88%, 07/15/15 (m)	7
10	DR Horton, Inc., 5.63%, 09/15/14 (m)	8
15	Jarden Corp., 7.50%, 05/01/17 (m)	13
25	Sealy Mattress Co., 8.25%, 06/15/14 (m)	23
		96
	Household Products — 0.0% (g)
10	Spectrum Brands, Inc., 7.38%, 02/01/15 (m)	7
	Independent Power Producers & Energy Traders — 0.3%
	AES Corp. (The),
2	8.75%, 05/15/13 (e) (m)	2
15	8.88%, 02/15/11 (m)	16
27	NRG Energy, Inc., 7.38%, 02/01/16 (m)	26
		44
	Insurance — 2.1%
36	Liberty Mutual Group, Inc., 7.50%, 08/15/36 (e) (m)	35
45	Lincoln National Corp., VAR, 7.00%, 05/17/66 (m)	44
30	Nationwide Financial Services, 6.75%, 05/15/67 (m)	25
40	Reinsurance Group of America, Inc., VAR, 6.75%, 12/15/65 (m)	35
100	Swiss RE Capital I LP (United Kingdom), VAR, 6.85%, 12/31/49 (e) (m) (x)	94

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   77

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Insurance — Continued
25	Travelers Cos, Inc., (The) VAR, 6.25%, 03/15/37 (m)	23
80	XL Capital Ltd. (Cayman Islands), 6.50%, 04/15/17 (m) (x)	60
		316
	Internet & Catalog Retail — 0.1%
20	Brookstone Co., Inc., 12.00%, 10/15/12 (m)	19
	IT Services — 0.2%
35	Iron Mountain, Inc., 7.75%, 01/15/15 (m)	35
	Leisure Equipment & Products — 0.1%
15	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e) (m)	13
	Media — 1.9%
5	Cablevision Systems Corp., 8.00%, 04/15/12 (m)	5
65	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.00%, 04/30/12 (e) (m)	60
60	Comcast Corp., 6.95%, 08/15/37 (m)	61
50	DirecTV Holdings LLC/DirecTV Financing Co., 6.38%, 06/15/15 (m)	46
	Echostar DBS Corp.,
5	6.63%, 10/01/14 (m)	5
40	7.13%, 02/01/16 (m)	39
10	TCI Communications, Inc., 7.88%, 02/15/26 (m)	11
15	Time Warner Cable, Inc., 6.55%, 05/01/37 (m)	14
30	Videotron Ltee (Canada), 6.88%, 01/15/14 (m)	29
20	WMG Acquisition Corp., 7.38%, 04/15/14 (m)	16
		286
	Multi-Utilities — 0.7%
50	Dominion Resources, Inc., 6.30%, 03/15/33 (m)	50
55	MidAmerican Energy Holdings Co., 6.50%, 09/15/37 (m)	57
		107
	Oil, Gas & Consumable Fuels — 3.3%
120	ABN Amro Bank/Deutschland for OAO Gazprom (Russia), 9.63%, 03/01/13 (e)	137
25	Canadian Natural Resources Ltd. (Canada), 6.25%, 03/15/38 (m)	24
40	Chesapeake Energy Corp., 7.00%, 08/15/14 (m)	40
25	Denbury Resources, Inc., 7.50%, 04/01/13 (m)	25
34	Gaz Capital for Gazprom (Russia), 8.63%, 04/28/34	40
56	Gazprom International S.A. (Russia), 7.20%, 02/01/20	57
25	Kinder Morgan Energy Partners LP, 6.50%, 02/01/37 (m)	24
15	Newfield Exploration Co., 6.63%, 04/15/16 (m)	15
30	Nexen, Inc. (Canada), 6.40%, 05/15/37 (m)	29
40	ONEOK Partners LP, 5.90%, 04/01/12 (m)	42
75	Valero Energy Corp., 6.63%, 06/15/37 (m)	74
		507
	Paper & Forest Products — 0.5%
75	Georgia-Pacific LLC, 9.50%, 12/01/11 (m)	76
	Real Estate Investment Trusts (REITs) — 0.5%
20	Host Hotels & Resorts LP, 6.75%, 06/01/16 (m)	19
60	WEA Finance LLC/WEA Finance LLC (Australia), 5.70%, 10/01/16 (e) (m)	56
		75
	Road & Rail — 0.3%
20	Hertz Corp., (The), 8.88%, 01/01/14 (m)	19
27	United Rentals North America, Inc., 6.50%, 02/15/12 (m)	24
		43
	Specialty Retail — 0.2%
40	Home Depot, Inc., 5.88%, 12/16/36 (m)	33
	Thrifts & Mortgage Finance — 1.1%
100	CAM US Finance S.A. Sociedad Unipersonal (Spain), FRN, 3.39%, 02/01/10 (e) (m)	96
25	Countrywide Financial Corp., 5.80%, 06/07/12 (m)	23
50	Washington Mutual, Inc., FRN, 3.23%, 08/24/09 (m)	46
		165
	Wireless Telecommunication Services — 1.0%
100	America Movil S.A.B. de C.V. (Mexico), FRN, 4.96%, 06/27/08 (m)	99
15	Intelsat Jackson Holdings Ltd. (Bermuda), 9.25%, 06/15/16 (m)	15
50	Sprint Nextel Corp., 6.00%, 12/01/16 (m)	37
		151
	Total Corporate Bonds (Cost $5,202)	4,756

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Foreign Government Securities — 14.5%
	Argentina — 1.0%
180	Republic of Argentina, 7.00%, 10/03/15 (m)	147
	Barbados — 0.1%
11	Government of Barbados, 7.25%, 12/15/21	12
	Brazil — 0.8%
75	Federal Republic of Brazil, 12.25%, 03/06/30 (i)	125
	Colombia — 1.0%
	Republic of Colombia,
65	8.25%, 12/22/14	75
20	10.38%, 01/28/33	29
40	10.75%, 01/15/13	49
		153
	Dominican Republic — 2.5%
250	Citigroup Funding, Inc., 15.00%, 03/12/12 (linked to Dominican Republic Government Bond, 15.00%, 03/09/12) (e) (i)	228
	Government of Dominican Republic,
101	9.04%, 01/23/18 (e)	110
34	9.50%, 09/27/11	36
		374
	Egypt — 0.6%
EGP 500	Credit Suisse First Boston, 0.00%, 05/06/08 (linked to Egypt Treasury Bill, 0.00%, 05/06/08) (e) (i)	90
	Ghana — 2.1%
320	Barclays Bank plc, 0.00%, 04/07/10 (linked to Government of Ghana, 0.00%, 04/07/10) (e) (i)	315
	Indonesia — 0.8%
119	Republic of Indonesia, 7.25%, 04/20/15	126
	Mexico — 1.9%
	United Mexican States,
40	7.50%, 01/14/12	45
25	8.00%, 09/24/22	31
35	8.30%, 08/15/31	45
MXN 1,000	9.50%, 12/18/14	105
60	FRN, 5.08%, 01/13/09 (m)	60
		286
	Peru — 0.7%
100	IIRSA Norte Finance Ltd., 8.75%, 05/30/24	112
	Philippines — 0.3%
40	Bangko Sentral Pilipinas, 8.60%, 06/15/27	47
	Russia — 0.9%
	Russian Federation,
66	8.25%, 03/31/10	69
50	11.00%, 07/24/18	72
		141
	Trinidad & Tobago — 0.4%
50	Republic of Trinidad & Tobago, 9.75%, 07/01/20	67
	Turkey — 0.6%
TRY 120	Credit Suisse, Nassau Branch, 14.00%, 01/19/11 (linked to Republic of Turkey Government Bond, 14.00%, 01/19/11) (e) (i)	92
	Venezuela — 0.8%
125	Republic of Venezuela, 9.38%, 01/13/34	123
	Total Foreign Government Securities (Cost $2,091)	2,210
	Mortgage Pass-Through Securities — 33.3%
	Federal Home Loan Mortgage Corp., Gold Pools,
15	ARM, 5.42%, 06/01/37 (m)	15
29	ARM, 5.46%, 07/01/37 (m)	30
21	ARM, 5.58%, 06/01/37 (m)	22
	15 Year, Single Family,
8	6.00%, 05/01/17 (m)	9
	30 Year, Single Family,
27	6.00%, 01/01/35 (m)	28
100	6.00%, 03/15/38	102
695	TBA, 5.00%, 03/15/37	684
600	TBA, 5.50%, 03/15/37	603
	Federal National Mortgage Association, 15 Year, Single Family,
450	TBA, 4.50%, 03/25/22	450
	30 Year, Single Family,
565	6.00%, 03/01/33 – 01/01/35 (m)	579
1,669	6.50%, 01/01/35 – 03/25/38 (m)	1,730
100	TBA, 5.00%, 04/25/37	98
115	TBA, 6.50%, 04/25/38	119
	Government National Mortgage Association, 30 Year, Single Family,
390	TBA, 6.00%, 03/15/37	403
210	TBA, 6.50%, 03/15/37	219
	Total Mortgage Pass-Through Securities (Cost $5,105)	5,091

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   79

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments — Continued
	Private Placement — 7.8%
1,108	270 5th Ave., Secured by First Mortgage and Agreement on Co-op Apartment Building in Brooklyn, New York, 6.93%, 08/01/18 (f) (i) (Cost $1,108)	1,197
	U.S. Treasury Obligations — 7.0%
	U.S. Treasury Bonds,
3	4.75%, 02/15/37 (m)	3
5	5.00%, 05/15/37 (m)	5
125	5.50%, 08/15/28 (k) (m)	144
	U.S. Treasury Notes,
75	3.63%, 10/31/09 (m)	77
100	3.88%, 10/31/12 (m)	106
40	4.13%, 08/15/10 (m)	42
50	4.25%, 09/30/12 (k) (m)	54
5	4.25%, 11/15/17 (m)	5
15	4.50%, 05/15/10 (m)	16
10	4.50%, 11/30/11 (m)	11
150	4.63%, 07/31/09 (m)	156
260	4.75%, 08/15/17 (m)	285
10	5.13%, 06/30/08 (m)	10
140	5.13%, 06/30/11 (m)	154
	Total U.S. Treasury Obligations (Cost $999)	1,068

NUMBER OF WARRANTS
		Warrant — 0.0% (g)
—	(h)	Startec Global Communications Corp., expires 05/15/08 (a) (e) (m) (Cost $—(h))	—	(h)
		Total Long-Term Investments (Cost $16,941)	16,542

NUMBER OF CONTRACTS
Options Purchased — 1.1%
	Call Options Purchased — 0.5%
5	90 Day Eurodollar Futures, Expiring 03/17/08 @ $95.75, American Style	18
14	90 Day Eurodollar Futures, Expiring 06/16/08 @ $97.50, American Style	11
14	90 Day Eurodollar Futures, Expiring 09/15/08 @ $97.50, American Style	17
14	90 Day Eurodollar Futures, Expiring 12/15/08 @ $97.50, American Style	21
2	5 Year U.S. Treasury Note Futures, Expiring 03/20/08 @ $112.50, American Style	4
	Total Call Options Purchased	71

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
	Put Options Purchased — 0.6%
14	90 Day Eurodollar Futures, Expiring 06/16/08 @ $97.50, American Style	6
1	5 Year U.S. Treasury Note Futures, Expiring 03/20/08 @ $111.50, American Style	—	(h)
2	20 Year U.S. Treasury Bond Futures, Expiring 03/20/08 @ $115.00, American Style	1

NOTIONAL AMOUNT
	Payer Options Purchased on Interest Rate Swaps:
778	Expiring 07/15/08. If exercised the Fund pays semi-annually 4.99% and receives quarterly floating 3 month LIBOR expiring 07/17/38 , European Style. Counterparty: Barclays Bank plc (r)	29
1,205	Expiring 07/23/08. If exercised the Fund pays semi-annually 5.03% and receives quarterly floating 3 month LIBOR expiring 07/25/38 , European Style. Counterparty: Lehman Brothers Special Financing (r)	53
	Total Put Options Purchased	89
	Total Options Purchased (Cost $117)	160

PRINCIPAL AMOUNT
Short-Term Investments — 19.0%
	Commercial Paper — 9.8% (n)
500	Alpine Securitization Corp. 3.29%, 03/19/08 (m)	499
500	Cancara Asset Securitisation LLC, 3.26%, 03/17/08 (e) (m)	499
500	CRC Funding LLC, 3.26%, 04/09/08 (e) (m)	498
	Total Commercial Paper (Cost $1,496)	1,496

SHARES
	Investment Company — 9.2%
1,412	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $1,412)	1,412
	Total Short-Term Investments (Cost $2,908)	2,908
	Total Investments — 128.4% (Cost $19,966)	19,610
	Liabilities in Excess of Other Assets — (28.4)%	(4,336)
	NET ASSETS — 100.0%	$15,274

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/29/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	10 Year Australia Bond	March, 2008	87	— (h)
3	10 Year Swap	March, 2008	343	18
1	Euro-Bobl	March, 2008	169	4
2	Euro-Bund	March, 2008	355	3
5	2 Year U.S. Treasury Note	June, 2008	1,075	8
21	5 Year U.S. Treasury Note	June, 2008	2,399	24
4	10 Year U.S. Treasury Note	June, 2008	469	9
5	Eurodollar	June, 2008	1,221	14
3	U.S Long Bond	June, 2008	356	9
6	3 Month EURIBOR	December, 2008	2,198	1
	Short Futures Outstanding
(3)	3 Year Australia Bond	March, 2008	(261)	— (h)
(5)	Eurodollar	March, 2008	(1,215)	(4)
(10)	30 Day Federal Funds	April, 2008	(4,070)	(5)
(9)	5 Year U.S. Treasury Note	June, 2008	(1,028)	(18)
(8)	10 Year U.S. Treasury Note	June, 2008	(938)	(20)
(5)	Eurodollar	June, 2009	(1,220)	(4)
				39

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/29/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
50,000	EUR	3/31/2008	73	(76)	(4)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
(100)	FNMA, 30 Year, Single Family, TBA, 5.00%, 03/25/38	(98)
	(Proceeds received of $100.)

OPTIONS WRITTEN

Call Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	97.75	06/16/08	38	(17)
90 Day Eurodollar Futures, American Style	98.00	06/16/08	28	(17)
90 Day Eurodollar Futures, American Style	98.00	12/15/08	28	(23)
5 Year U.S. Treasury Note Futures, American Style	113.50	09/15/08	2	(3)
(Premiums received of $44.)				(60)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   81

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Put Options Written

DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
90 Day Eurodollar Futures, American Style	97.25	06/16/08	38	(7)
5 Year U.S. Treasury Note Futures, American Style	110.00	03/20/08	1	—	(h)
20 Year U.S. Treasury Bond Futures, American Style	112.00	03/20/08	2	—	(h)
(Premiums received of $12.)				(7)

Payer Options Written on Interest Rate Swaps**

COUNTERPARTY	EXERCISE RATE*(r)	OPTION EXPIRATION DATE	SWAP EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	3.90% semi-annually	07/15/08	07/17/13	2,130	(22)
Lehman Brothers Special Financing	3.73% semi-annually	07/23/08	07/25/13	3,192	(44)
(Premiums received of $65.)					(66)

*	The Fund would pay a floating rate based on 3 month USD LIBOR, if exercised.

**	European Style

Interest Rate Swaps

	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America	5.55% semi-annually	3 month LIBOR quarterly	06/14/12	920	(87)
Barclays Bank plc	3 month LIBOR quarterly	4.21% semi-annually	11/29/12	1,710	85
Barclays Bank plc	4.44% semi-annually	3 month LIBOR quarterly	05/18/16	335	(10)
Barclays Bank plc	4.95% semi-annually	3 month LIBOR quarterly	11/29/37	485	(12)
Deutsche Bank AG, New York	3.50% semi-annually	3 month LIBOR quarterly	08/31/12	2,390	(20)
Deutsche Bank AG, New York	3 month LIBOR quarterly	3.57% semi-annually	04/30/13	305	2
Deutsche Bank AG, New York	4.25% semi-annually	3 month LIBOR quarterly	04/30/18	167	— (h)
Goldman Sachs Capital Management	4.92% semi-annually	3 month LIBOR quarterly	05/18/16	590	(45)
Lehman Brothers Special Financing	3 month LIBOR quarterly	3.69% semi-annually	08/31/12	776	12
Lehman Brothers Special Financing	3 month LIBOR quarterly	4.20% semi-annually	12/05/13	390	8
Lehman Brothers Special Financing	4.19% semi-annually	3 month LIBOR quarterly	02/15/15	343	(6)
Lehman Brothers Special Financing	4.38% semi-annually	3 month LIBOR quarterly	08/15/16	112	(2)
Lehman Brothers Special Financing	4.65% semi-annually	3 month LIBOR quarterly	12/05/18	220	(3)
					(78)

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	FUND PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
CDX.EM.8	Bear Stearns Credit Products (y) [1]	Buy	175 BPS semi-annually	12/20/12	600	16
CDX.EM.8	Citibank, N.A. [2]	Buy	175 BPS semi-annually	12/20/12	120	3
CDX.EM.8	Deutsche Bank AG, New York [3]	Buy	175 BPS semi-annually	12/20/12	80	2
CDX.EM.8	Lehman Brothers Special Financing [4]	Buy	175 BPS semi-annually	12/20/12	100	3
CDX.EM.8	Lehman Brothers Special Financing [5]	Buy	175 BPS semi-annually	12/20/12	120	3
CDX.EM.8	Lehman Brothers Special Financing [6]	Buy	175 BPS semi-annually	12/20/12	60	2
CDX.EM.8	Merrill Lynch International [7]	Buy	175 BPS semi-annually	12/20/12	110	3
CDX.EM.8	Union Bank of Switzerland AG [8]	Buy	175 BPS semi-annually	12/20/12	10	— (h)
CDX.NA.HY.9	Lehman Brothers Special Financing [9]	Sell	375 BPS quarterly	12/20/12	120	(15)
CDX.NA.HY.9	Lehman Brothers Special Financing [10]	Sell	375 BPS quarterly	12/20/12	60	(7)
CDX.NA.HY.9	Lehman Brothers Special Financing [11]	Sell	375 BPS quarterly	12/20/12	100	(11)
Countrywide Financial Corp., 0.00%, 03/22/11	Goldman Sachs Capital Management	Sell	400 BPS quarterly	09/20/08	200	(2)
Government of Jamaica, 11.63%, 01/15/22	Bear Stearns Credit Products (y)	Buy	341 BPS semi-annually	07/20/17	120	17
Government of Jamaica, 11.63%, 01/15/22	Bear Stearns Credit Products (y)	Buy	397 BPS semi-annually	08/20/17	30	3
Kazkommertzbank International BV, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	64 BPS semi-annually	05/20/12	50	(4)
Kazkommertzbank International BV, 7.88%, 04/07/14	Morgan Stanley Capital Services	Sell	175 BPS semi-annually	08/20/08	300	(5)
Kazkommertzbank International BV, 7.88%, 04/07/14	Morgan Stanley Capital Services	Buy	300 BPS semi-annually	08/20/12	60	8
Petroleos De Venezuela S.A., 5.25%, 04/12/17	Union Bank of Switzerland AG	Sell	398 BPS semi-annually	10/20/12	100	(7)
Petroleos De Venezuela S.A., 5.50%, 04/12/37	Lehman Brothers Special Financing	Sell	265 BPS semi- annually	05/20/12	75	(8)
Petroleos De Venezuela S.A., 5.50%, 04/12/37	Barclays Bank plc	Sell	397 BPS semi-annually	10/20/12	170	(12)
Republic of Argentina, 8.28%, 12/31/33	Bear Stearns Credit Products (y)	Sell	341 BPS semi-annually	07/20/17	120	(19)
Republic of Argentina, 8.28%, 12/31/33	Bear Stearns Credit Products (y)	Sell	407 BPS semi-annually	08/20/17	30	(4)
Republic of Kazakhstan, 11.13%, 05/11/07	Barclays Bank plc	Sell	53 BPS semi-annually	08/20/12	130	(10)
Republic of Kazakhstan, 11.13%, 05/11/07	Barclays Bank plc	Sell	68 BPS semi-annually	08/20/12	150	(11)
Republic of Kazakhstan, 11.13%, 05/11/07	Credit Suisse International	Sell	53 BPS semi-annually	08/20/12	210	(17)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	65.5 BPS semi-annually	08/20/12	310	(23)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	71 BPS semi-annually	08/20/12	150	(11)
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	145 BPS semi-annually	07/20/12	70	2
Republic of Turkey, 11.88%, 01/15/30	Deutsche Bank AG, New York	Buy	239 BPS semi-annually	08/20/12	150	(2)
Republic of Turkey, 11.88%, 01/15/30	Morgan Stanley Capital Services	Buy	194 BPS semi-annually	08/20/12	120	1
						(105)

[1]	Premiums paid of $5.

[2]	Premiums received of $1.

[3]	Premiums paid of $1.

[4]	Premiums paid of $2.

[5]	Premiums paid of $3.

[6]	Premiums paid of $1.

[7]	Premiums paid of $1.

[8]	Premiums received of $5.

[9]	Premiums received of $12.

[10]	Premiums received of $5.

[11]	Premiums received of $8.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   83

JPMorgan Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in U.S. dollars, unless otherwise noted)
(Amounts in thousands, except number of contracts)

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Bank of America (b)	BA Covered Bond Issuer, 5.50%, 06/14/12	106.55	03/12/08	920	6
Barclays Bank plc (b)	FHLB, 5.38%, 05/18/16	106.07	03/13/08	330	11
BNP Paribas (a)	U.S. Treasury Inflation Indexed Note, 4.75%, 08/15/17	106.76	03/27/08	110	(3)
BNP Paribas (b)	U.S. Treasury Inflation Indexed Note, 2.63%, 07/15/17	110.43	03/27/08	100	4
Credit Suisse International (b)	FHLB, 5.38%, 05/18/16	106.80	03/13/08	580	15
Deutsche Bank AG, New York (b)	FHLMC Gold, 30 Year, TBA, 5.00%	100.00	04/07/08	735	3
Deutsche Bank AG, New York (b)	FNMA, 30 Year, TBA, 5.00%	100.00	03/05/08	325	(5)
Union Bank of Switzerland AG (b)	FNMA, 15 Year, TBA, 5.00%	101.13	03/11/08	300	—	(h)
Union Bank of Switzerland AG (b)	FNMA, 15 Year, TBA, 6.00%	103.25	03/11/08	815	—	(h)
					31

(a)	Fund pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.

(b)	Fund pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

Total Return Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE FUND (r)	PAYMENTS RECEIVED BY THE FUND (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Morgan Stanley Capital Services	TransCredit Bank, 7.30%, 02/26/09	3 month LIBOR + 20 BPS quarterly	Total Return on TransCredit Bank, 7.30%, 02/26/09 quarterly	02/26/09	RUB 5,200	8

Morgan Stanley Capital Services	OGK/Rushydro’s 12/13/13	3 month LIBOR + 20 BPS quarterly	Total Return on OGK/ Rushydro’s 12/13/13 quarterly	12/25/10	RUB 15,030	19
						27

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

JPMorgan Income Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

ABBREVIATIONS AND DEFINITIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)—	Defaulted Security.

(e)—	Security is exempt from registration under Rule 144A of the Investment Company Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on total investments that are fair valued (amounts in thousands):

	Market Value	Percentage
Bond Fund	$24,118	1.2%
Enhanced Income Fund	1,200	1.1
Short Term Bond Fund	19,203	1.8
Short Term Bond Fund II	4,247	1.7
Strategic Income Fund	1,197	6.1

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures established by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)—	The rate shown is the effective yield at the date of purchase.

(r)—	Rates shown are per annum and payments are as described.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

(v)—	As a result of the issuer missing its most recent coupon payment, the Fund no longer accrues interest from this security. The issuer has until the security’s maturity date to make any missed payments.

(x)—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of February 29, 2008.

(y)—	Subsequent to February 29, 2008, The Bear Stearns Companies Inc. and its affiliates became affiliated with JPMorgan Chase & Co. (See Note 9)

ADR—	American Depositary Receipt

ARM—	Adjustable Rate Mortgage

ARS—	Argentine Peso

AUD —	Australian Dollar

AUD-BBR-BBSW—	Australia Bill Bank Rate

BPS—	Basis Points

BRL—	Brazilian Real

BUBOR—	Budapest Interbank Offered Rate

CAD—	Canadian Dollar

CAD-BA-CDOR—	Canadian Bank Bill Overnight Rate

CHF—	Swiss Franc

CMO—	Collateralized Mortgage Obligation

COP—	Colombian Peso

CZK—	Czech Republic Koruna

EGP—	Egyptian Pound

EUR—	Euro

EURIBOR—	Euro Interbank Offered Rate

FHLB—	Federal Home Loan Bank

FHLMC—	Federal Home Loan Mortgage Corp.

FNMA—	Federal National Mortgage Association

FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of February 29, 2008.

GBP—	British Pound

GDP—	Gross Domestic Product

GNMA—	Government National Mortgage Association

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

HUF—	Hungarian Forint

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect as of February 29, 2008. The rate may be subject to a cap and floor.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   85

JPMorgan Income Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF FEBRUARY 29, 2008 (continued)

ILS—	Israeli Shekel

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

ISK—	Iceland Krona

JIBAR—	Johannesburg Interbank Accepted Rate

JPY—	Japanese Yen

LIBOR—	London Interbank Offered Rate

MXN—	Mexican Peso

NIBOR—	Norwegian Interbank Offered Rate

NIM—	Net Interest Margin

NOK—	Norwegian Krone

NZD—	New Zealand Dollar

PIK—	Payment-In-Kind

PLN—	Polish Zloty

REMICS—	Real Estate Mortgage Investment Conduits

RON—	Romanian Leu

RUB—	Russian Ruble

SEK—	Swedish Krona

SGD—	Singapore Dollar

SKK—	Slovak Koruna

STIBOR—	Stockholm Interbank Offered Rate

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The interest rate shown is the rate in effect as of February 29, 2008.

TBA—	To Be Announced

TIBOR—	Tokyo Interbank Offered Rate

TRAINS—	Targeted Return Index

TRY—	New Turkish Lira

USD—	United States Dollar

UYU—	Uruguayan Peso

VAR—	Variable Rate Note. The interest rate shown is the rate in effect as of February 29, 2008.

WIBOR—	Warsaw Interbank Offered Rate

ZAR—	South African Rand

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   87

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 29, 2008

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund	Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$2,043,751	$286,532	$87,583	$84,569
Investments in affiliates, at value	18,180	9,742	21,994	3,362
Total investment securities, at value	2,061,931	296,274	109,577	87,931
Cash	1,926	8,039	1	910
Foreign currency, at value	891	270	—	634
Deposits at broker for foreign futures contracts	182	—	—	—
Receivables:
Investment securities sold	3,173,306	6,033	30,015	55,275
Fund shares sold	4,150	1,936	—	848
Interest and dividends	14,544	5,961	353	230
Variation margin on futures contracts	10,468	818	86	325
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	228
Outstanding swap contracts, at value	38,939	2,095	378	908
Due from Advisor	—	—	6	85
Total Assets	5,306,337	321,426	140,416	147,374

LIABILITIES:
Payables:
Dividends	2,734	497	125	8
Investment securities purchased	3,362,798	11,982	36,613	61,971
Securities sold short, at value	154,513	—	103	4,630
Fund shares redeemed	24,454	51	—	9
Variation margin on futures contracts	7,709	403	90	264
Unrealized depreciation on forward foreign currency exchange contracts	490	371	—	242
Outstanding options written, at fair value	29,893	—	—	1,167
Outstanding swap contracts, at value	43,095	6,998	218	1,185
Accrued liabilities:
Investment advisory fees	256	164	—	—
Administration fees	70	24	1	—	(c)
Shareholder servicing fees	258	55	—	8
Distribution fees	12	5	—	3
Custodian and accounting fees	72	43	16	24
Trustees’ and Chief Compliance Officer’s fees	2	2	2	1
Other	431	109	70	167
Total Liabilities	3,626,787	20,704	37,238	69,679
Net Assets	$1,679,550	$300,722	$103,178	$77,695

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund	Real Return Fund
NET ASSETS:
Paid in capital	$1,816,726	$305,502	$121,978	$75,181
Accumulated undistributed (distributions in excess of) net investment income	8,104	970	(173)	338
Accumulated net realized gains (losses)	(56,290)	(2,753)	(11,252)	(2,118)
Net unrealized appreciation (depreciation)	(88,990)	(2,997)	(7,375)	4,294
Total Net Assets	$1,679,550	$300,722	$103,178	$77,695

Net Assets:
Class A	$25,579	$8,140	$—	$5,171
Class B	4,113	—	—	—
Class C	7,659	5,154	—	4,023
Class R5 (a)	—	22,347	—	—
Select Class	1,116,991	265,081	—	61,551
Institutional Class	349,342	—	103,178	6,950
Ultra	175,866	—	—	—
Total	$1,679,550	$300,722	$103,178	$77,695

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,885	968	—	511
Class B	467	—	—	—
Class C	866	613	—	399
Class R5 (a)	—	2,654	—	—
Select Class	127,285	31,490	—	6,060
Institutional Class	39,821	—	11,479	684
Ultra	20,051	—	—	—

Net Asset Value:
Class A — Redemption price per share	$8.87	$8.41	$—	$10.13
Class B — Offering price per share (b)	8.80	—	—	—
Class C — Offering price per share (b)	8.85	8.40	—	10.08
Class R5 (a) — Offering and redemption price per share	—	8.42	—	—
Select Class — Offering and redemption price per share	8.78	8.42	—	10.16
Institutional Class — Offering and redemption price per share	8.77	—	8.99	10.17
Ultra — Offering and redemption price per share	8.77	—	—	—
Class A maximum sales charge	3.75%	3.75%	—	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.22	$8.74	$—	$10.52

Cost of investments in non-affiliates	$2,130,267	$284,890	$95,155	$79,888
Cost of investments in affiliates	18,180	9,742	21,994	3,362
Cost of foreign currency	886	269	—	608
Cost of deposits at broker for foreign futures contracts	170	—	—	—
Proceeds received from short positions	154,289	—	110	4,689
Premiums received from options written	25,140	—	—	889
Premiums paid on swaps	1,192	—	39	26
Premiums received from swaps	5,424	—	—	76

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   89

STATEMENTS OF ASSETS AND LIABILITIES
AS OF FEBRUARY 29, 2008 (continued)

(Amounts in thousands, except per share amounts)

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,200,884	$233,356	$18,198
Investments in affiliates, at value	26,684	23,371	1,412
Total investment securities, at value	1,227,568	256,727	19,610
Cash	848	204	22
Foreign currency, at value	8	—	17
Deposits at broker for foreign futures contracts	169	—	—
Receivables:
Investment securities sold	937,977	6,349	5,250
Fund shares sold	328	14	4
Interest and dividends	11,097	1,933	146
Tax reclaims	—	—	—	(b)
Variation margin on futures contracts	2,873	792	66
Outstanding swap contracts, at value	15,201	1,719	236
Due from Advisor	—	—	47
Due from affiliate	—	—	2
Total Assets	2,196,069	267,738	25,400

LIABILITIES:
Payables:
Dividends	3,845	792	29
Investment securities purchased	879,314	13,553	9,287
Securities sold short, at value	203,237	—	98
Fund shares redeemed	19,629	693	20
Variation margin on futures contracts	2,210	465	34
Unrealized depreciation on forward foreign currency exchange contracts	—	—	4
Outstanding options written, at fair value	9,641	1,691	133
Outstanding swap contracts, at value	5,641	362	361
Accrued liabilities:
Investment advisory fees	79	6	—	(b)
Administration fees	27	9	—
Shareholder servicing fees	174	38	3
Distribution fees	2	45	5
Custodian and accounting fees	33	17	24
Trustees’ and Chief Compliance Officers’ fees	10	7	—	(b)
Other	233	263	128
Total Liabilities	1,124,075	17,941	10,126
Net Assets	$1,071,994	$249,797	$15,274

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund
NET ASSETS:
Paid in capital	$1,154,696	$291,276	$30,429
Accumulated undistributed (distributions in excess of) net investment income	2,585	(144)	185
Accumulated net realized gains (losses)	(56,943)	(30,539)	(14,898)
Net unrealized appreciation (depreciation)	(28,344)	(10,796)	(442)
Total Net Assets	$1,071,994	$249,797	$15,274

Net Assets:
Class A	$10,944	$22,655	$6,355
Class B	—	—	3,492
Class C	—	—	2,177
Class M	—	144,078	—
Select Class	832,289	83,064	1,086
Institutional Class	228,761	—	2,164
Total	$1,071,994	$249,797	$15,274

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,191	2,345	729
Class B	—	—	400
Class C	—	—	250
Class M	—	14,910	—
Select Class	90,512	8,578	125
Institutional Class	24,881	—	248

Net Asset Value:
Class A — Redemption price per share	$9.19	$9.66	$8.72
Class B — Offering price per share (a)	—	—	8.72
Class C — Offering price per share (a)	—	—	8.72
Class M — Offering price per share	—	9.66	—
Select Class — Offering and redemption price per share	9.20	9.68	8.72
Institutional Class — Offering and redemption price per share	9.19	—	8.72
Class A maximum sales charge	2.25%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$9.40	$9.88	$9.06
Class M maximum sales charge	—	1.50%	—
Class M maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$9.81	$—

Cost of investments in non-affiliates	$1,239,142	$245,461	$18,554
Cost of investments in affiliates	26,684	23,371	1,412
Cost of foreign currency	7	—	17
Cost of deposits at broker for foreign futures contracts	161	—	—
Proceeds received from short positions	205,179	—	100
Premiums received from options written	7,485	1,317	121
Premiums paid on swaps	—	—	13
Premiums received from swaps	160	25	31

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   91

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2008

(Amounts in thousands)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund	Real Return Fund
INVESTMENT INCOME:
Interest income	$126,712	$19,720	$7,620	$4,188
Dividend income	370	—	—	—
Dividend income from affiliates (a)	4,009	438	921	170
Foreign taxes withheld	—	(36)	—	—
Total investment income	131,091	20,122	8,541	4,358

EXPENSES:
Investment advisory fees	6,610	1,695	384	250
Administration fees	2,188	240	153	71
Distribution fees:
Class A	65	19	—	3
Class B	30	—	—	—
Class C	52	26	—	4
Shareholder servicing fees:
Class A	65	19	—	3
Class B	10	—	—	—
Class C	17	8	—	1
Class R5 (b)	—	10	—	—
Select Class	3,960	530	—	158
Institutional Class	409	—	154	6
Custodian and accounting fees	271	115	44	77
Interest expense	10	— (c)	—	— (c)
Professional fees	212	100	77	177
Trustees’ and Chief Compliance Officers’ fees	36	4	2	1
Printing and mailing costs	179	26	4	1
Registration and filing fees	182	53	21	44
Transfer agent fees	289	96	6	53
Other	205	35	8	92
Total expenses	14,790	2,976	853	941
Less amounts waived	(1,361)	(13)	(544)	(365)
Less earnings credits	(79)	(2)	(2)	(4)
Less expense reimbursements	—	—	—	(111)
Net expenses	13,350	2,961	307	461
Net investment income (loss)	117,741	17,161	8,234	3,897

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund	Real Return Fund (a)
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$41,848	$(2,610)	$(3,482)	$856
Securities sold short	(65,434)	—	(230)	(582)
Written options	3,570	—	—	295
Futures	(25,035)	2,599	(365)	(1,145)
Swaps	30,331	168	271	1,078
Foreign currency transactions	1,994	356	1	83
Net realized gain (loss)	(12,726)	513	(3,805)	585
Change in net unrealized appreciation (depreciation) of:
Investments	(99,490)	(3,757)	(7,748)	4,753
Securities sold short	3,705	—	7	103
Written options	(12,124)	—	—	(513)
Futures	2,673	537	153	73
Swaps	(10,561)	(5,253)	34	(250)
Foreign currency translations	(574)	(420)	—	17
Change in net unrealized appreciation (depreciation)	(116,371)	(8,893)	(7,554)	4,183
Net realized/unrealized gains (losses)	(129,097)	(8,380)	(11,359)	4,768
Change in net assets resulting from operations	$(11,356)	$8,781	$(3,125)	$8,665

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   93

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2008 (continued)

(Amounts in thousands)

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund
INVESTMENT INCOME:
Interest income	$84,911	$15,759	$1,298
Dividend income	256	—	—
Dividend income from affiliates (a)	9,149	846	37
Total investment income	94,316	16,605	1,335

EXPENSES:
Investment advisory fees	4,305	790	89
Administration fees	1,709	314	20
Distribution fees:
Class A	28	65	18
Class B	—	—	34
Class C	—	—	19
Class M	—	552	5
Shareholder servicing fees:
Class A	28	65	18
Class B	—	—	11
Class C	—	—	6
Class M	—	394	3
Select Class	3,212	332	4
Institutional Class	426	—	3
Custodian and accounting fees	154	52	46
Interest expense	1	—	— (b)
Professional fees	240	158	94
Trustees’ and Chief Compliance Officers’ fees	25	5	— (b)
Printing and mailing costs	127	31	19
Registration and filing fees	46	14	62
Transfer agent fees	82	73	51
Other	133	149	46
Total expenses	10,516	2,994	548
Less amounts waived	(2,027)	(554)	(112)
Less earnings credits	(59)	(6)	(1)
Less expense reimbursements	—	—	(189)
Net expenses	8,430	2,434	246
Net investment income (loss)	85,886	14,171	1,089

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Short Term Bond Fund	Short Term Bond Fund II	Strategic Income Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$(3,618)	$(1,972)	$(5)
Securities sold short	(15,944)	646	(180)
Written options	(341)	643	80
Futures	(9,094)	998	(322)
Swaps	560	2,809	(69)
Foreign currency transactions	(138)	—	101
Net realized gain (loss)	(28,575)	3,124	(395)
Change in net unrealized appreciation (depreciation) of:
Investments	(35,597)	(8,709)	(512)
Securities sold short	1,883	116	— (b)
Written options	(4,427)	(998)	(280)
Futures	1,021	733	36
Swaps	4,798	241	(111)
Foreign currency translations	23	—	(13)
Change in net unrealized appreciation (depreciation)	(32,299)	(8,617)	(880)
Net realized/unrealized gains (losses)	(60,874)	(5,493)	(1,275)
Change in net assets resulting from operations	$25,012	$8,678	$(186)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   95

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Bond Fund			Emerging Markets Debt Fund
	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006 (b)(c)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$117,741	$47,835	$54,198	$17,161	$3,194	$4,266
Net realized gain (loss)	(12,726)	(3,874)	(31,678)	513	3,159	137
Change in net unrealized appreciation (depreciation)	(116,371)	28,712	7,040	(8,893)	2,325	1,186
Change in net assets resulting from operations	(11,356)	72,673	29,560	8,781	8,678	5,589

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,302)	(440)	(450)	(543)	(30)	— (e)
From net realized gains	—	—	(198)	(205)	(3)	—
Class B
From net investment income	(173)	(68)	(97)	—	—	—
From net realized gains	—	—	(68)	—	—	—
Class C
From net investment income	(306)	(90)	(55)	(217)	(16)	— (e)
From net realized gains	—	—	(24)	(79)	(2)	—
Class R5 (d)
From net investment income	—	—	—	(1,294)	(172)	(33)
From net realized gains	—	—	—	(363)	(21)	—
Select Class
From net investment income	(82,232)	(35,814)	(35,004)	(14,385)	(3,055)	(4,005)
From net realized gains	—	—	(5,719)	(4,326)	(378)	(6,019)
Institutional Class
From net investment income	(21,498)	(9,118)	(11,743)	—	—	—
From net realized gains	—	—	(6,859)	—	—	—
Ultra
From net investment income	(9,393)	(4,125)	(6,786)	—	—	—
From net realized gains	—	—	(3,926)	—	—	—
Total distributions to shareholders	(114,904)	(49,655)	(70,929)	(21,412)	(3,677)	(10,057)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(244,149)	286,861	1,184,150	175,875	12,560	89,788
Voluntary contribution from Advisor	—	—	—	—	—	149

NET ASSETS:
Change in net assets	(370,409)	309,879	1,142,781	163,244	17,561	85,469
Beginning of period	2,049,959	1,740,080	597,299	137,478	119,917	34,448
End of period	$1,679,550	$2,049,959	$1,740,080	$300,722	$137,478	$119,917
Accumulated undistributed (distributions in excess of) net investment income	$8,104	$(2,185)	$961	$970	$304	$96

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Class A and Class C Shares commenced operations on June 30, 2006 for the Emerging Markets Debt Fund.

(c)	Class R5 Shares commenced operations on May 15, 2006 for the Emerging Markets Debt Fund.

(d)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Enhanced Income Fund			Real Return Fund
	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,234	$4,782	$7,038	$3,897	$384	$2,917
Net realized gain (loss)	(3,805)	(267)	(611)	585	(747)	(1,595)
Change in net unrealized appreciation (depreciation)	(7,554)	147	(213)	4,183	1,035	(924)
Change in net assets resulting from operations	(3,125)	4,662	6,214	8,665	672	398

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	—	(63)	(4)	(12)
Class C
From net investment income	—	—	—	(23)	— (c)	(1)
Select Class
From net investment income	—	—	—	(3,530)	(421)	(2,740)
Institutional Class
From net investment income	(8,070)	(4,780)	(6,984)	(359)	(45)	(22)
Return of capital	(189)	—	—	—	—	—
Total distributions to shareholders	(8,259)	(4,780)	(6,984)	(3,975)	(470)	(2,775)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(68,540)	51,982	(31,336)	4,482	7,887	62,811

NET ASSETS
Change in net assets	(79,924)	51,864	(32,106)	9,172	8,089	60,434
Beginning of period	183,102	131,238	163,344	68,523	60,434	—
End of period	$103,178	$183,102	$131,238	$77,695	$68,523	$60,434
Accumulated undistributed (distributions in excess of) net investment income	$(173)	$(1)	$(1)	$338	$81	$23

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of operations was September 1, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   97

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Bond Fund			Short Term Bond Fund II
	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$85,886	$32,784	$33,666	$14,171	$10,472	$31,910
Net realized gain (loss)	(28,575)	(7,569)	(7,631)	3,124	(5,863)	(14,116)
Change in net unrealized appreciation (depreciation)	(32,299)	10,895	(835)	(8,617)	6,622	(649)
Change in net assets resulting from operations	25,012	36,110	25,200	8,678	11,231	17,145
Net equalization credits (debits)	—	—	—	(204)	(294)	(370)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(548)	(203)	(203)	(1,177)	(641)	(1,562)
Class M
From net investment income	—	—	—	(6,753)	(4,320)	(10,192)
Select Class
From net investment income	(63,417)	(23,067)	(14,040)	(6,250)	(5,787)	(18,630)
Institutional Class
From net investment income	(21,722)	(10,655)	(19,301)	—	—	—
Total distributions to shareholders	(85,687)	(33,925)	(33,544)	(14,180)	(10,748)	(30,384)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(520,629)	624,844	400,725	(96,618)	(265,006)	(214,576)

NET ASSETS
Change in net assets	(581,304)	627,029	392,381	(102,324)	(264,817)	(228,185)
Beginning of period	1,653,298	1,026,269	633,888	352,121	616,938	845,123
End of period	$1,071,994	$1,653,298	$1,026,269	$249,797	$352,121	$616,938
Accumulated undistributed (distributions in excess of) net investment income	$2,585	$(551)	$1,310	$(144)	$(34)	$190

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Strategic Income Fund
	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,089	$573	$994
Net realized gain (loss)	(395)	(160)	(447)
Change in net unrealized appreciation (depreciation)	(880)	546	156
Change in net assets resulting from operations	(186)	959	703
Net equalization credits (debits)	(18)	(2)	5

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(380)	(185)	(265)
Class B
From net investment income	(215)	(133)	(314)
Class C
From net investment income	(121)	(73)	(136)
Class M
From net investment income	(40)	(77)	(207)
Select Class
From net investment income	(87)	(48)	(113)
Institutional Class
From net investment income	(184)	(101)	(151)
Total distributions to shareholders	(1,027)	(617)	(1,186)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(8,100)	(783)	3,224

NET ASSETS
Change in net assets	(9,331)	(443)	2,746
Beginning of period	24,605	25,048	22,302
End of period	$15,274	$24,605	$25,048
Accumulated undistributed (distributions in excess of) net investment income	$185	$(4)	$73

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   99

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Bond Fund			Emerging Markets Debt Fund
	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006 (b) (c)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,591	$9,853	$13,249	$15,321	$2,130	$40
Dividends and distributions reinvested	1,043	365	575	579	8	—	(e)
Cost of shares redeemed	(14,713)	(3,778)	(5,735)	(9,276)	(55)	—
Redemption fees	—	—	—	1	— (e)	—	(e)
Change in net assets from Class A capital transactions	$6,921	$6,440	$8,089	$6,625	$2,083	$40
Class B
Proceeds from shares issued	$2,256	$1,112	$1,245	$—	$—	$—
Dividends and distributions reinvested	124	44	87	—	—	—
Cost of shares redeemed	(1,593)	(444)	(665)	—	—	—
Change in net assets from Class B capital transactions	$787	$712	$667	$—	$—	$—
Class C
Proceeds from shares issued	$6,191	$2,903	$2,350	$4,511	$1,292	$26
Dividends and distributions reinvested	186	54	67	237	15	—	(e)
Cost of shares redeemed	(3,436)	(431)	(225)	(710)	(16)	—
Redemption fees	—	—	—	1	— (e)	—	(e)
Change in net assets from Class C capital transactions	$2,941	$2,526	$2,192	$4,039	$1,291	$26
Class R5 (d)
Proceeds from shares issued	$—	$—	$—	$14,037	$5,842	$2,254
Dividends and distributions reinvested	—	—	—	1,657	193	33
Cost of shares redeemed	—	—	—	(935)	(130)	—
Redemption fees	—	—	—	4	— (e)	—	(e)
Change in net assets from Class R5 capital transactions	$—	$—	$—	$14,763	$5,905	$2,287
Select Class
Proceeds from shares issued	$716,798	$450,726	$597,386	$198,351	$31,105	$118,045
Subscriptions in-kind (Note 8)	—	—	744,265	—	—	—
Dividends and distributions reinvested	26,966	3,800	10,560	6,144	1,367	7,995
Cost of shares redeemed	(995,991)	(321,936)	(226,087)	(54,085)	(29,193)	(38,629)
Redemption fees	—	—	—	38	2	24
Change in net assets from Select Class capital transactions	$(252,227)	$132,590	$1,126,124	$150,448	$3,281	$87,435
Institutional Class
Proceeds from shares issued	$166,454	$241,014	$115,518	$—	$—	$—
Dividends and distributions reinvested	13,089	5,432	12,418	—	—	—
Cost of shares redeemed	(205,895)	(116,742)	(108,417)	—	—	—
Change in net assets from Institutional Class capital transactions	$(26,352)	$129,704	$19,519	$—	$—	$—
Ultra
Proceeds from shares issued	$46,145	$24,334	$54,168	$—	$—	$—
Dividends and distributions reinvested	5,205	2,196	5,728	—	—	—
Cost of shares redeemed	(27,569)	(11,641)	(32,337)	—	—	—
Change in net assets from Ultra capital transactions	$23,781	$14,889	$27,559	$—	$—	$—

Total change in net assets from capital transactions	$(244,149)	$286,861	$1,184,150	$175,875	$12,560	$89,788

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Class A and Class C Shares commenced operations on June 30, 2006 for the Emerging Markets Debt Fund.

(c)	Class R5 Shares commenced operations on May 15, 2006 for the Emerging Markets Debt Fund.

(d)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Bond Fund			Emerging Markets Debt Fund
	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006 (b)(c)
SHARE TRANSACTIONS:
Class A
Issued	2,226	1,053	1,415	1,738	247	5
Reinvested	114	39	62	68	1	—	(e)
Redeemed	(1,611)	(404)	(615)	(1,085)	(6)	—
Change in Class A Shares	729	688	862	721	242	5
Class B
Issued	247	120	134	—	—	—
Reinvested	14	5	9	—	—	—
Redeemed	(176)	(48)	(71)	—	—	—
Change in Class B Shares	85	77	72	—	—	—
Class C
Issued	675	311	251	515	150	3
Reinvested	21	6	7	28	2	—	(e)
Redeemed	(378)	(46)	(24)	(83)	(2)	—
Change in Class C Shares	318	271	234	460	150	3
Class R5 (d)
Issued	—	—	—	1,586	686	285
Reinvested	—	—	—	193	22	4
Redeemed	—	—	—	(106)	(16)	—
Change in Class R5 Shares	—	—	—	1,673	692	289
Select Class
Issued	78,063	48,649	64,971	22,695	3,581	13,930
Subscriptions in-kind	—	—	80,114	—	—	—
Reinvested	2,987	410	1,138	717	158	969
Redeemed	(110,580)	(34,689)	(24,545)	(6,279)	(3,373)	(4,616)
Change in Select Class Shares	(29,530)	14,370	121,678	17,133	366	10,283
Institutional Class
Issued	18,319	25,948	12,514	—	—	—
Reinvested	1,449	586	1,339	—	—	—
Redeemed	(22,790)	(12,543)	(11,627)	—	—	—
Change in Institutional Class Shares	(3,022)	13,991	2,226	—	—	—
Ultra
Issued	5,126	2,614	5,754	—	—	—
Reinvested	576	237	617	—	—	—
Redeemed	(3,082)	(1,255)	(3,479)	—	—	—
Change in Ultra Shares	2,620	1,596	2,892	—	—	—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Class A and Class C Shares commenced operations on June 30, 2006 for the Emerging Markets Debt Fund.

(c)	Class R5 Shares commenced operations on May 15, 2006 for the Emerging Markets Debt Fund.

(d)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(e)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   101

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Enhanced Income Fund			Real Return Fund
	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Period Ended 8/31/2006	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)		Year Ended 8/31/2006 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$—	$4,834	$67		$691
Dividends and distributions reinvested	—	—	—	49	3		6
Cost of shares redeemed	—	—	—	(481)	(24)		(107)
Change in net assets from Class A capital transactions	$—	$—	$—	$4,402	$46		$590
Class C
Proceeds from shares issued	$—	$—	$—	$3,908	$3		$24
Dividends and distributions reinvested	—	—	—	20	—	(c)	1
Cost of shares redeemed	—	—	—	(26)	—		— (c)
Change in net assets from Class C capital transactions	$—	$—	$—	$3,902	$3		$25
Select Class
Proceeds from shares issued	$—	$—	$—	$4,331	$2,300		$60,834
Dividends and distributions reinvested	—	—	—	3,530	421		1,957
Cost of shares redeemed	—	—	—	(12,106)	—		(1,530)
Change in net assets from Select Class capital transactions	$—	$—	$—	$(4,245)	$2,721		$61,261
Institutional Class
Proceeds from shares issued	$94,077	$73,528	$93,886	$363	$5,110		$928
Dividends and distributions reinvested	5,748	3,669	6,204	60	7		22
Cost of shares redeemed	(168,365)	(25,215)	(131,426)	—	—		(15)
Change in net assets from Institutional Class capital transactions	$(68,540)	$51,982	$(31,336)	$423	$5,117		$935

Total change in net assets from capital transactions	$(68,540)	$51,982	$(31,336)	$4,482	$7,887		$62,811

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of operations was September 1, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Enhanced Income Fund			Real Return Fund
	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)		Year Ended 8/31/2006 (b)
SHARE TRANSACTIONS:
Class A
Issued	—	—	—	490	7		72
Reinvested	—	—	—	5	—	(c)	—	(c)
Redeemed	—	—	—	(50)	(2)		(11)
Change in Class A Shares	—	—	—	445	5		61
Class C
Issued	—	—	—	397	—	(c)	3
Reinvested	—	—	—	2	—	(c)	—	(c)
Redeemed	—	—	—	(3)	—		—	(c)
Change in Class C Shares	—	—	—	396	—	(c)	3
Select Class
Issued	—	—	—	460	247		6,135
Reinvested	—	—	—	372	44		207
Redeemed	—	—	—	(1,244)	—		(161)
Change in Select Class Shares	—	—	—	(412)	291		6,181
Institutional Class
Issued	9,634	7,523	9,579	38	539		98
Reinvested	602	376	635	7	1		2
Redeemed	(17,529)	(2,575)	(13,408)	—	—		(1)
Change in Institutional Class Shares	(7,293)	5,324	(3,194)	45	540		99

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of operations was September 1, 2005.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   103

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Bond Fund			Short Term Bond Fund II
	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,776	$4,315	$3,712	$6,310	$1,081	$4,577
Dividends and distributions reinvested	514	193	197	1,118	582	1,410
Cost of shares redeemed	(8,426)	(1,831)	(1,428)	(8,955)	(9,574)	(14,049)
Change in net assets from Class A capital transactions	$2,864	$2,677	$2,481	$(1,527)	$(7,911)	$(8,062)
Class M
Proceeds from shares issued	$—	$—	$—	$1	$—	$388
Dividends and distributions reinvested	—	—	—	— (b)	—	1
Cost of shares redeemed	—	—	—	(28,875)	(33,459)	(157,508)
Change in net assets from Class M capital transactions	$—	$—	$—	$(28,874)	$(33,459)	$(157,119)
Select Class
Proceeds from shares issued	$500,278	$704,823	$560,733	$8,986	$12,169	$103,808
Dividends and distributions reinvested	3,886	1,999	2,346	272	270	728
Cost of shares redeemed	(816,136)	(158,187)	(79,887)	(75,475)	(236,075)	(153,931)
Change in net assets from Select Class capital transactions	$(311,972)	$548,635	$483,192	$(66,217)	$(223,636)	$(49,395)
Institutional Class
Proceeds from shares issued	$128,940	$240,826	$141,259	$—	$—	$—
Dividends and distributions reinvested	11,725	7,005	13,896	—	—	—
Cost of shares redeemed	(352,186)	(174,299)	(240,103)	—	—	—
Change in net assets from Institutional Class capital transactions	$(211,521)	$73,532	$(84,948)	$—	$—	$—

Total change in net assets from capital transactions	$(520,629)	$624,844	$400,725	$(96,618)	$(265,006)	$(214,576)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Short Term Bond Fund			Short Term Bond Fund II
	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006
SHARE TRANSACTIONS:
Class A
Issued	1,148	454	389	642	110	464
Reinvested	55	20	21	115	59	143
Redeemed	(906)	(192)	(150)	(916)	(973)	(1,423)
Change in Class A Shares	297	282	260	(159)	(804)	(816)
Class M
Issued	—	—	—	— (b)	—	39
Reinvested	—	—	—	— (b)	—	— (b)
Redeemed	—	—	—	(2,950)	(3,403)	(15,882)
Change in Class M Shares	—	—	—	(2,950)	(3,403)	(15,843)
Select Class
Issued	52,766	73,963	58,968	914	1,234	10,490
Reinvested	415	210	247	28	28	74
Redeemed	(87,596)	(16,585)	(8,372)	(7,736)	(23,939)	(15,572)
Change in Select Class Shares	(34,415)	57,588	50,843	(6,794)	(22,677)	(5,008)
Institutional Class
Issued	13,637	25,250	14,788	—	—	—
Reinvested	1,250	736	1,460	—	—	—
Redeemed	(37,736)	(18,245)	(25,159)	—	—	—
Change in Institutional Class Shares	(22,849)	7,741	(8,911)	—	—	—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   105

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Income Fund
	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,979	$1,526	$4,254
Dividends and distributions reinvested	211	105	156
Cost of shares redeemed	(3,096)	(683)	(1,650)
Redemption fees	—	—	1
Change in net assets from Class A capital transactions	$(906)	$948	$2,761
Class B
Proceeds from shares issued	$422	$315	$909
Dividends and distributions reinvested	131	78	179
Cost of shares redeemed	(2,283)	(971)	(1,660)
Redemption fees	—	—	2
Change in net assets from Class B capital transactions	$(1,730)	$(578)	$(570)
Class C
Proceeds from shares issued	$676	$428	$1,583
Dividends and distributions reinvested	77	46	89
Cost of shares redeemed	(1,528)	(707)	(970)
Redemption fees	—	—	1
Change in net assets from Class C capital transactions	$(775)	$(233)	$703
Class M
Proceeds from shares issued	$—	$—	$7
Dividends and distributions reinvested	—	—	18
Cost of shares redeemed	(2,948)	(509)	(1,518)
Redemption fees	—	—	1
Change in net assets from Class M capital transactions	$(2,948)	$(509)	$(1,492)
Select Class
Proceeds from shares issued	$245	$191	$984
Dividends and distributions reinvested	74	40	94
Cost of shares redeemed	(761)	(425)	(1,123)
Redemption fees	—	—	— (b)
Change in net assets from Select Class capital transactions	$(442)	$(194)	$(45)
Institutional Class
Proceeds from shares issued	$867	$106	$2,481
Dividends and distributions reinvested	71	60	144
Cost of shares redeemed	(2,237)	(383)	(759)
Redemption fees	—	—	1
Change in net assets from Institutional Class capital transactions	$(1,299)	$(217)	$1,867

Total change in net assets from capital transactions	$(8,100)	$(783)	$3,224

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Strategic Income Fund
	Year Ended 2/29/2008	Period Ended 2/28/2007 (a)	Year Ended 8/31/2006
SHARE TRANSACTIONS:
Class A
Issued	220	166	469
Reinvested	24	11	17
Redeemed	(349)	(74)	(180)
Change in Class A Shares	(105)	103	306
Class B
Issued	46	34	100
Reinvested	15	9	20
Redeemed	(256)	(106)	(182)
Change in Class B Shares	(195)	(63)	(62)
Class C
Issued	76	47	175
Reinvested	9	5	10
Redeemed	(170)	(77)	(107)
Change in Class C Shares	(85)	(25)	78
Class M
Issued	—	—	1
Reinvested	—	—	2
Redeemed	(324)	(55)	(166)
Change in Class M Shares	(324)	(55)	(163)
Select Class
Issued	27	21	108
Reinvested	8	4	10
Redeemed	(86)	(46)	(124)
Change in Select Class Shares	(51)	(21)	(6)
Institutional Class
Issued	99	11	271
Reinvested	8	7	16
Redeemed	(257)	(42)	(84)
Change in Institutional Class Shares	(150)	(24)	203

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   107

STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED FEBRUARY 29, 2008

(Amounts in thousands)

Emerging Markets Debt Fund
INCREASE (DECREASE) IN CASH
Cash flows used by operating activities:
Net increase in net assets from operations	$8,781
Adjustments to reconcile net increase in net assets from operations to net cash used by operating activities:
Purchase of investment securities	(341,116)
Proceeds from disposition of investment securities	180,036
Purchases of short-term investments, net	(636)
Net amortization/accretion	(198)
Unrealized appreciation/depreciation on foreign currency translations	420
Unrealized appreciation/depreciation on swap contracts	5,253
Unrealized appreciation/depreciation on investments	3,757
Realized gain/loss on investments	2,610
Increase in dividends and interest receivable	(4,219)
Increase in variation margin receivable	(818)
Increase in variation margin payable	371
Decrease in premiums paid on swaps	69
Increase in accrued expenses and other liabilities	226
Net cash used by operating activities	(145,464)

Cash flows provided by financing activities:
Net proceeds from shares issued	231,126
Net cost of shares redeemed	(65,088)
Redemption fees	44
Cash distributions paid	(12,669)
Net cash provided by financing activities	153,413
Net increase in cash	7,949

Cash:
Beginning of period (including foreign currency of $353)	360
End of period (including foreign currency of $270)	$8,309

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $8,617.

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

Strategic Income Fund
INCREASE (DECREASE) IN CASH
Cash flows used by operating activities:
Net decrease in net assets from operations	$(186)
Adjustments to reconcile net decrease in net assets from operations to net cash used by operating activities:
Purchase of investment securities	(215,724)
Proceeds from disposition of investment securities	221,950
Purchases of short-term investments, net	4,077
Decrease in proceeds received on short positions	(596)
Net amortization/accretion	(15)
Decrease in premiums received on written options	(1.397)
Decrease in premiums received on swaps	(40)
Increase in premiums payed on swaps	(13)
Unrealized appreciation/depreciation on foreign currency translations	13
Unrealized appreciation/depreciation on swap contracts	111
Unrealized appreciation/depreciation on written options	280
Unrealized appreciation/depreciation on securities sold short	— (a)
Unrealized appreciation/depreciation on investments	512
Realized gain/loss on investments	185
Decrease in dividends and interest receivable	98
Increase in variation margin receivable	(49)
Increase in due from advisor and affiliates	4
Increase in variation margin payable	31
Decrease in accrued expenses and other liabilities	(18)
Net cash used by operating activities	9,223

Cash flows provided by financing activities:
Net proceeds from shares issued	4,204
Net cost of shares redeemed	(12,907)
Cash distributions paid	(479)
Net cash provided by financing activities	(9,182)
Net increase in cash	41

Cash:
Beginning of period (including foreign currency of $0)	(2)
End of period (including foreign currency of $17)	$39

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $564.

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Bond Fund
Year Ended February 29, 2008	$9.40	$0.47		$(0.54)	$(0.07)	$(0.46)	$—	$—		$(0.46)
September 1, 2006 through February 28, 2007 (e)	9.29	0.22		0.12	0.34	(0.23)	—	—		(0.23)
Year Ended August 31, 2006	9.85	0.41		(0.28)	0.13	(0.42)	(0.27)	—		(0.69)
Year Ended August 31, 2005	10.05	0.36		0.13	0.49	(0.39)	(0.30)	—		(0.69)
Year Ended August 31, 2004	10.03	0.32		0.32	0.64	(0.32)	(0.30)	—		(0.62)
Year Ended August 31, 2003	10.07	0.40		0.04	0.44	(0.40)	(0.08)	—		(0.48)

Emerging Markets Debt Fund
Year Ended February 29, 2008	8.73	0.54		(0.18)	0.36	(0.53)	(0.15)	—		(0.68)
September 1, 2006 through February 28, 2007 (e)	8.39	0.21		0.37	0.58	(0.21)	(0.03)	—		(0.24)
June 30, 2006 (f) through August 31, 2006	7.93	0.08		0.46	0.54	(0.08)	—	—		(0.08)

Real Return Fund
Year Ended February 29, 2008	9.52	0.54		0.58	1.12	(0.51)	—	—		(0.51)
September 1, 2006 through February 28, 2007 (e)	9.51	0.04		0.03	0.07	(0.06)	—	—		(0.06)
Year Ended August 31, 2006 (g)	10.00	0.42		(0.46)	(0.04)	(0.45)	—	—		(0.45)

Short Term Bond Fund
Year Ended February 29, 2008	9.52	0.44		(0.32)	0.12	(0.45)	—	—		(0.45)
September 1, 2006 through February 28, 2007 (e)	9.50	0.22		0.03	0.25	(0.23)	—	—		(0.23)
Year Ended August 31, 2006	9.64	0.42		(0.15)	0.27	(0.41)	—	—		(0.41)
Year Ended August 31, 2005	9.84	0.31		(0.19)	0.12	(0.32)	—	—		(0.32)
Year Ended August 31, 2004	9.85	0.20		(0.01)	0.19	(0.20)	—	—		(0.20)
Year Ended August 31, 2003	10.03	0.24		(0.03)	0.21	(0.25)	(0.14)	—		(0.39)

Short Term Bond Fund II
Year Ended February 29, 2008	9.84	0.45		(0.18)	0.27	(0.45)	—	—		(0.45)
September 1, 2006 through February 28, 2007 (e)	9.84	0.22	(h)	0.02	0.24	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	10.02	0.45		(0.20)	0.25	(0.43)	—	—		(0.43)
Year Ended August 31, 2005	10.21	0.31		(0.20)	0.11	(0.30)	—	—		(0.30)
Year Ended August 31, 2004	10.23	0.21	(h)	(0.02)	0.19	(0.21)	—	—	(i)	(0.21)
Year Ended August 31, 2003	10.33	0.23	(h)	(0.04)	0.19	(0.24)	(0.05)	—	(i)	(0.29)

Strategic Income Fund
Year Ended February 29, 2008	9.24	0.51	(h)	(0.54)	(0.03)	(0.49)	—	—		(0.49)
September 1, 2006 through February 28, 2007 (e)	9.11	0.22	(h)	0.15	0.37	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	9.33	0.43	(h)	(0.14)	0.29	(0.51)	—	—		(0.51)
Year Ended August 31, 2005	9.08	0.30		0.33	0.63	(0.38)	—	—		(0.38)
Year Ended August 31, 2004	8.92	0.48	(h)	0.15	0.63	(0.47)	—	—		(0.47)
Year Ended August 31, 2003	8.64	0.40	(h)	0.31	0.71	(0.43)	—	—		(0.43)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of offering of class of shares.

(g)	Commencement of operations was September 1, 2005.

(h)	Calculated based on average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—		$8.87	(0.82)%	$25,579	0.75%		5.22%	0.97%	821%
—		9.40	3.72	20,271	0.75		4.89	0.95	357
—		9.29	1.42	13,632	0.75		4.55	0.97	711
—		9.85	5.06	5,963	0.75		3.63	1.31	559
—		10.05	6.61	3,004	0.75		3.19	1.88	571
—		10.03	4.32	2,000	0.75		3.86	1.59	679

—	(i)	8.41	4.22	8,140	1.47		7.22	1.47	80
—	(i)	8.73	6.96	2,154	1.50		5.20	1.59	68
—	(i)	8.39	6.82	41	1.50		6.17	1.71	270

—		10.13	12.30	5,171	0.90		4.60	1.92	494
—		9.52	0.78	630	0.90		0.85	1.34	154
—		9.51	(0.33)	584	0.90		3.96	1.45	223

—		9.19	1.26	10,944	0.75		4.69	0.90	506
—		9.52	2.64	8,510	0.75		4.77	0.89	143
—		9.50	2.93	5,819	0.75		4.49	0.91	540
—		9.64	1.29	3,393	0.75		3.20	1.21	194
—		9.84	1.92	3,000	0.75		2.00	1.17	261
—		9.85	2.08	9,000	0.75		2.39	1.10	386

—		9.66	2.78	22,655	0.75		4.51	1.01	338
—		9.84	2.42	24,652	0.75		4.53	0.98	246
—		9.84	2.56	32,557	0.75		4.46	0.95	479
—		10.02	1.09	41,311	0.75		2.94	1.00	201
—		10.21	1.85	55,000	0.75		2.03	1.10	253
—		10.23	1.88	44,000	0.75		2.31	0.96	319

—		8.72	(0.31)	6,355	1.15		5.65	2.69	704
—		9.24	4.05	7,705	1.15		4.78	3.74	223
—	(i)	9.11	3.24	6,660	1.15		4.67	3.77	299
—		9.33	7.04	3,965	1.17		4.29	2.11	461
—		9.08	7.20	802	1.27	(j)	5.31	4.23	152
—		8.92	8.33	300	1.25		4.45	7.26	248

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Bond Fund
Year Ended February 29, 2008	$9.34	$0.41		$(0.55)	$(0.14)	$(0.40)	$—	$—		$(0.40)
September 1, 2006 through February 28, 2007 (e)	9.23	0.19		0.12	0.31	(0.20)	—	—		(0.20)
Year Ended August 31, 2006	9.78	0.36		(0.28)	0.08	(0.36)	(0.27)	—		(0.63)
Year Ended August 31, 2005	9.97	0.29		0.12	0.41	(0.30)	(0.30)	—		(0.60)
Year Ended August 31, 2004	9.95	0.25		0.32	0.57	(0.25)	(0.30)	—	(h)	(0.55)
Year Ended August 31, 2003	10.05	0.33		(0.03)	0.30	(0.32)	(0.08)	—		(0.40)

Strategic Income Fund
Year Ended February 29, 2008	9.24	0.46	(g)	(0.54)	(0.08)	(0.44)	—	—		(0.44)
September 1, 2006 through February 28, 2007 (e)	9.11	0.20	(g)	0.14	0.34	(0.21)	—	—		(0.21)
Year Ended August 31, 2006	9.32	0.39	(g)	(0.14)	0.25	(0.46)	—	—		(0.46)
February 18, 2005 (f) through August 31, 2005	9.26	0.19		0.06	0.25	(0.19)	—	—		(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of offering of class of shares.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$8.80	(1.58)%	$4,113	1.40%	4.56%	1.47%	821%
—		9.34	3.42	3,564	1.40	4.23	1.45	357
—		9.23	0.90	2,814	1.40	3.99	1.47	711
—		9.78	4.23	2,283	1.44	2.93	1.90	559
—		9.97	5.89	1,972	1.50	2.48	2.36	571
—		9.95	2.94	2,000	1.50	3.19	2.14	679

—		8.72	(0.86)	3,492	1.65	5.13	3.16	704
—		9.24	3.79	5,498	1.65	4.28	4.23	223
—	(h)	9.11	2.80	5,996	1.65	4.21	4.08	299
—		9.32	2.77	6,715	1.65	3.91	2.43	461

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
Year Ended February 29, 2008	$9.39	$0.42		$(0.56)	$(0.14)	$(0.40)	$—	$(0.40)
September 1, 2006 through February 28, 2007 (e)	9.27	0.19		0.13	0.32	(0.20)	—	(0.20)
Year Ended August 31, 2006	9.83	0.32		(0.25)	0.07	(0.36)	(0.27)	(0.63)
Year Ended August 31, 2005	10.03	0.28		0.12	0.40	(0.30)	(0.30)	(0.60)
Year Ended August 31, 2004	10.01	0.24		0.33	0.57	(0.25)	(0.30)	(0.55)
March 31, 2003 (f) through August 31, 2003	10.22	0.14		(0.21)	(0.07)	(0.14)	—	(0.14)

Emerging Markets Debt Fund
Year Ended February 29, 2008	8.73	0.50		(0.19)	0.31	(0.49)	(0.15)	(0.64)
September 1, 2006 through February 28, 2007 (e)	8.39	0.20		0.36	0.56	(0.19)	(0.03)	(0.22)
June 30, 2006 (f) through August 31, 2006	7.93	0.07		0.47	0.54	(0.08)	—	(0.08)

Real Return Fund
Year Ended February 29, 2008	9.49	0.50		0.57	1.07	(0.48)	—	(0.48)
September 1, 2006 through February 28, 2007 (e)	9.50	0.02		0.02	0.04	(0.05)	—	(0.05)
Year Ended August 31, 2006 (g)	10.00	0.41		(0.50)	(0.09)	(0.41)	—	(0.41)

Strategic Income Fund
Year Ended February 29, 2008	9.24	0.46	(h)	(0.54)	(0.08)	(0.44)	—	(0.44)
September 1, 2006 through February 28, 2007 (e)	9.12	0.20	(h)	0.13	0.33	(0.21)	—	(0.21)
Year Ended August 31, 2006	9.33	0.38	(h)	(0.13)	0.25	(0.46)	—	(0.46)
February 18, 2005 (f) through August 31, 2005	9.26	0.19		0.07	0.26	(0.19)	—	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of offering of class of shares.

(g)	Commencement of operations was September 1, 2005.

(h)	Calculated based on average shares outstanding.

(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$8.85	(1.54)%	$7,659	1.40%	4.57%	1.47%	821%
—		9.39	3.53	5,146	1.40	4.26	1.45	357
—		9.27	0.87	2,574	1.39	3.90	1.46	711
—		9.83	4.13	425	1.42	2.96	1.82	559
—		10.03	5.84	211	1.50	2.45	2.36	571
—		10.01	(0.69)	200	1.50	3.02	1.78	679

—	(i)	8.40	3.63	5,154	1.97	6.50	1.98	80
—	(i)	8.73	6.73	1,332	2.00	4.66	2.09	68
—	(i)	8.39	6.77	27	2.00	5.87	2.20	270

—		10.08	11.71	4,023	1.40	3.36	2.75	494
—		9.49	0.48	27	1.40	0.41	1.85	154
—		9.50	(0.80)	24	1.40	4.58	1.95	223

—		8.72	(0.84)	2,177	1.65	5.10	3.19	704
—		9.24	3.67	3,096	1.65	4.28	4.22	223
—	(i)	9.12	2.82	3,285	1.65	4.20	4.16	299
—		9.33	2.88	2,631	1.65	3.91	2.42	461

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class M

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Short Term Bond Fund II
Year Ended February 29, 2008	$9.85	$0.41		$(0.18)	$0.23	$(0.42)	$—	$—		$(0.42)
September 1, 2006 through February 28, 2007 (e)	9.84	0.21	(f)	0.02	0.23	(0.22)	—	—		(0.22)
Year Ended August 31, 2006	10.02	0.41		(0.19)	0.22	(0.40)	—	—		(0.40)
Year Ended August 31, 2005	10.21	0.28		(0.20)	0.08	(0.27)	—	—		(0.27)
Year Ended August 31, 2004	10.23	0.18	(f)	(0.02)	0.16	(0.18)	—	—	(g)	(0.18)
Year Ended August 31, 2003	10.33	0.21	(f)	(0.04)	0.17	(0.22)	(0.05)	—	(g)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Calculated based on average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 9.66	2.42%	$144,078	1.00%	4.26%	1.11%	338%
9.85	2.39	175,836	1.00	4.29	1.08	246
9.84	2.30	209,284	1.00	4.19	1.05	479
10.02	0.83	371,756	1.00	2.67	1.03	201
10.21	1.58	643,278	1.00	1.75	1.04	253
10.23	1.64	1,168,000	1.00	2.07	1.04	319

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class R5 (a)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Emerging Markets Debt Fund
Year Ended February 29, 2008	$8.73	$0.60	$(0.19)	$0.41	$(0.57)	$(0.15)	$(0.72)
September 1, 2006 through February 28, 2007 (f)	8.39	0.24	0.36	0.60	(0.23)	(0.03)	(0.26)
May 15, 2006 (g) through August 31, 2006	8.07	0.14	0.33	0.47	(0.15)	—	(0.15)

(a)	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	The Fund changed its fiscal year end from August 31 to the last day in February.

(g)	Commencement of offering of class of shares.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

		Ratios/Supplemental data
				Ratios to average net assets (b)
Redemption fees	Net asset value, end of period	Total return (c)(d)	Net assets end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)
$—(h)	$8.42	4.79%	$22,347	1.02%	7.25%	1.03%	80%
—(h)	8.73	7.15	8,571	1.05	5.42	1.14	68
—(h)	8.39	5.88	2,426	1.05	7.23	1.23	270

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
Year Ended February 29, 2008	$9.31	$0.48	$(0.54)	$(0.06)	$(0.47)	$—	$(0.47)
September 1, 2006 through February 28, 2007 (e)	9.20	0.23	0.12	0.35	(0.24)	—	(0.24)
Year Ended August 31, 2006	9.76	0.42	(0.28)	0.14	(0.43)	(0.27)	(0.70)
Year Ended August 31, 2005	9.97	0.36	0.13	0.49	(0.40)	(0.30)	(0.70)
Year Ended August 31, 2004	9.94	0.33	0.33	0.66	(0.33)	(0.30)	(0.63)
Year Ended August 31, 2003	10.04	0.40	(0.01)	0.39	(0.41)	(0.08)	(0.49)

Emerging Markets Debt Fund
Year Ended February 29, 2008	8.74	0.56	(0.18)	0.38	(0.55)	(0.15)	(0.70)
September 1, 2006 through February 28, 2007 (e)	8.39	0.21	0.39	0.60	(0.22)	(0.03)	(0.25)
Year Ended August 31, 2006	9.29	0.45	0.42	0.87	(0.46)	(1.35)	(1.81)
Year Ended August 31, 2005	9.58	0.61	1.08	1.69	(0.67)	(1.31)	(1.98)
Year Ended August 31, 2004	9.02	0.67	0.60	1.27	(0.71)	—	(0.71)
Year Ended August 31, 2003	7.53	0.68	1.53	2.21	(0.72)	—	(0.72)

Real Return Fund
Year Ended February 29, 2008	9.54	0.52	0.63	1.15	(0.53)	—	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.53	0.06	0.02	0.08	(0.07)	—	(0.07)
Year Ended August 31, 2006 (f)	10.00	0.48	(0.49)	(0.01)	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of operations was September 1, 2005.

(g)	Includes a voluntary contribution from Advisor. The total return without the voluntary contribution would have been 10.46%.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

					Ratios/Supplemental data
								Ratios to average net assets (a)
Contribution from affiliate		Redemption fees		Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$—		$8.78	(0.71)%		$1,116,991	0.65%		5.31%	0.71%	821%
—		—		9.31	3.81		1,459,959	0.65		4.97	0.70	357
—		—		9.20	1.55		1,310,157	0.65		4.69	0.71	711
—		—		9.76	5.12		202,659	0.66		3.72	0.74	559
—		—		9.97	6.88		188,775	0.66		3.33	0.78	571
—		—		9.94	3.82		308,000	0.66		3.97	0.76	679

—		—	(h)	8.42	4.48		265,081	1.22		7.10	1.23	80
—		—	(h)	8.74	7.17		125,421	1.25		4.98	1.35	68
0.04	(g)	—	(h)	8.39	10.99	(g)	117,423	1.26	(i)	5.77	1.42	270
—		—	(h)	9.29	19.87		34,448	1.25		6.56	1.72	337
—		—		9.58	14.56		36,145	1.26	(i)	7.01	1.65	166
—		—		9.02	30.49		60,000	1.25		8.11	1.52	157

—		—		10.16	12.63		61,551	0.65		5.50	1.31	494
—		—		9.54	0.83		61,757	0.65		1.18	1.09	154
—		—		9.53	0.01		58,882	0.65		5.20	1.21	223

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions
Short Term Bond Fund
Year Ended February 29, 2008	$9.53	$0.46		$(0.32)	$0.14	$(0.47)	$—	$—		$(0.47)
September 1, 2006 through February 28, 2007 (e)	9.51	0.23		0.03	0.26	(0.24)	—	—		(0.24)
Year Ended August 31, 2006	9.64	0.44		(0.14)	0.30	(0.43)	—	—		(0.43)
Year Ended August 31, 2005	9.84	0.32		(0.17)	0.15	(0.35)	—	—		(0.35)
Year Ended August 31, 2004	9.86	0.22		(0.02)	0.20	(0.22)	—	—		(0.22)
Year Ended August 31, 2003	10.04	0.26		(0.03)	0.23	(0.27)	(0.14)	—		(0.41)

Short Term Bond Fund II
Year Ended February 29, 2008	9.86	0.51		(0.22)	0.29	(0.47)	—	—		(0.47)
September 1, 2006 through February 28, 2007 (e)	9.86	0.23	(f)	0.02	0.25	(0.25)	—	—		(0.25)
Year Ended August 31, 2006	10.03	0.47		(0.19)	0.28	(0.45)	—	—		(0.45)
Year Ended August 31, 2005	10.22	0.32		(0.18)	0.14	(0.33)	—	—		(0.33)
Year Ended August 31, 2004	10.25	0.23	(f)	(0.03)	0.20	(0.23)	—	—	(g)	(0.23)
Year Ended August 31, 2003	10.35	0.27	(f)	(0.05)	0.22	(0.27)	(0.05)	—	(g)	(0.32)

Strategic Income Fund
Year Ended February 29, 2008	9.24	0.53	(f)	(0.54)	(0.01)	(0.51)	—	—		(0.51)
September 1, 2006 through February 28, 2007 (e)	9.12	0.23	(f)	0.14	0.37	(0.25)	—	—		(0.25)
Year Ended August 31, 2006	9.33	0.45	(f)	(0.13)	0.32	(0.53)	—	—		(0.53)
Year Ended August 31, 2005	9.08	0.46		0.19	0.65	(0.40)	—	—		(0.40)
Year Ended August 31, 2004	8.92	0.49	(f)	0.16	0.65	(0.49)	—	—		(0.49)
Year Ended August 31, 2003	8.65	0.45	(f)	0.27	0.72	(0.45)	—	—		(0.45)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Calculated based on average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$9.20	1.47%	$832,289	0.55%		4.94%	0.65%	506%
—		9.53	2.72	1,190,100	0.55		4.96	0.64	143
—		9.51	3.22	640,217	0.55		4.73	0.65	540
—		9.64	1.52	159,035	0.56		3.48	0.68	194
—		9.84	1.99	94,681	0.58		2.22	0.73	261
—		9.86	2.28	122,000	0.56		2.59	0.71	386

—		9.68	3.02	83,064	0.50		4.76	0.75	338
—		9.86	2.54	151,633	0.50		4.75	0.72	246
—		9.86	2.91	375,097	0.50		4.71	0.70	479
—		10.03	1.35	432,056	0.50		3.21	0.68	201
—		10.22	2.01	492,178	0.50		2.26	0.70	253
—		10.25	2.15	342,000	0.50		2.58	0.70	319

—		8.72	(0.07)	1,086	0.90		5.94	2.39	704
—		9.24	4.07	1,627	0.90		5.03	3.46	223
—	(g)	9.12	3.58	1,796	0.90		4.94	3.32	299
—		9.33	7.30	1,892	0.95		4.30	1.86	461
—		9.08	7.48	2,364	1.01	(h)	5.44	1.95	152
—		8.92	8.48	3,000	1.00		5.10	1.48	248

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   123

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions
Bond Fund
Year Ended February 29, 2008	$9.31	$0.50		$(0.56)	$(0.06)	$(0.48)	$—	$—	$(0.48)
September 1, 2006 through February 28, 2007 (e)	9.19	0.22		0.14	0.36	(0.24)	—	—	(0.24)
Year Ended August 31, 2006	9.75	0.46		(0.31)	0.15	(0.44)	(0.27)	—	(0.71)
Year Ended August 31, 2005	9.96	0.38		0.13	0.51	(0.42)	(0.30)	—	(0.72)
Year Ended August 31, 2004	9.94	0.35		0.32	0.67	(0.35)	(0.30)	—	(0.65)
Year Ended August 31, 2003	10.04	0.42		(0.02)	0.40	(0.42)	(0.08)	—	(0.50)

Enhanced Income Fund
Year Ended February 29, 2008	9.75	0.53		(0.76)	(0.23)	(0.51)	—	(0.02)	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.76	0.27		(0.01)	0.26	(0.27)	—	—	(0.27)
Year Ended August 31, 2006	9.82	0.50		(0.06)	0.44	(0.50)	—	—	(0.50)
Year Ended August 31, 2005	9.84	0.28		(0.02)	0.26	(0.28)	—	—	(0.28)
Year Ended August 31, 2004	9.86	0.14		(0.02)	0.12	(0.14)	—	—	(0.14)
Year Ended August 31, 2003	9.98	0.23		(0.12)	0.11	(0.23)	—	—	(0.23)

Real Return Fund
Year Ended February 29, 2008	9.55	0.54		0.63	1.17	(0.55)	—	—	(0.55)
September 1, 2006 through February 28, 2007 (e)	9.53	0.06		0.03	0.09	(0.07)	—	—	(0.07)
Year Ended August 31, 2006 (f)	10.00	0.49		(0.49)	—	(0.47)	—	—	(0.47)

Short Term Bond Fund
Year Ended February 29, 2008	9.53	0.52		(0.37)	0.15	(0.49)	—	—	(0.49)
September 1, 2006 through February 28, 2007 (e)	9.51	0.24		0.03	0.27	(0.25)	—	—	(0.25)
Year Ended August 31, 2006	9.64	0.48		(0.15)	0.33	(0.46)	—	—	(0.46)
Year Ended August 31, 2005	9.85	0.36		(0.19)	0.17	(0.38)	—	—	(0.38)
Year Ended August 31, 2004	9.86	0.25		(0.02)	0.23	(0.24)	—	—	(0.24)
Year Ended August 31, 2003	10.05	0.28		(0.04)	0.24	(0.29)	(0.14)	—	(0.43)

Strategic Income Fund
Year Ended February 29, 2008	9.25	0.55	(g)	(0.55)	— (h)	(0.53)	—	—	(0.53)
September 1, 2006 through February 28, 2007 (e)	9.12	0.24	(g)	0.15	0.39	(0.26)	—	—	(0.26)
Year Ended August 31, 2006	9.33	0.48	(g)	(0.14)	0.34	(0.55)	—	—	(0.55)
Year Ended August 31, 2005	9.08	(0.12)		0.80	0.68	(0.43)	—	—	(0.43)
Year Ended August 31, 2004	8.92	0.51	(g)	0.17	0.68	(0.52)	—	—	(0.52)
Year Ended August 31, 2003	8.65	0.48	(g)	0.27	0.75	(0.48)	—	—	(0.48)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

(f)	Commencement of operations was September 1, 2005.

(g)	Calculated based on average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

124   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

			Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$8.77	(0.68)%	$349,342	0.49%		5.47%	0.56%	821%
—		9.31	3.99	398,771	0.49		5.15	0.55	357
—		9.19	1.70	265,279	0.49		4.91	0.58	711
—		9.75	5.33	259,697	0.49		3.85	0.59	559
—		9.96	6.96	318,100	0.49		3.51	0.62	571
—		9.94	3.99	478,000	0.49		4.10	0.60	679

—		8.99	(2.53)	103,178	0.20		5.37	0.56	269
—		9.75	2.66	183,102	0.20		5.53	0.55	44
—		9.76	4.61	131,238	0.20		5.04	0.57	264
—		9.82	2.69	163,344	0.20		2.66	0.56	128
—		9.84	1.28	293,752	0.20		1.47	0.56	156
—		9.86	1.14	354,000	0.20		2.33	0.56	328

—		10.17	12.79	6,950	0.50		5.60	1.18	494
—		9.55	0.96	6,109	0.50		1.22	0.94	154
—		9.53	0.12	944	0.50		7.35	0.98	223

—		9.19	1.62	228,761	0.30		5.20	0.50	506
—		9.53	2.84	454,688	0.30		5.19	0.49	143
—		9.51	3.47	380,233	0.30		4.87	0.51	540
—		9.64	1.75	471,460	0.30		3.60	0.53	194
—		9.85	2.38	641,869	0.30		2.49	0.55	261
—		9.86	2.44	806,000	0.30		2.85	0.55	386

—		8.72	0.08	2,164	0.65		6.15	2.23	704
—		9.25	4.30	3,684	0.65		5.28	3.34	223
—	(h)	9.12	3.81	3,851	0.65		5.20	3.20	299
—		9.33	7.63	2,042	0.65		4.45	1.36	461
—		9.08	7.85	40,000	0.66	(i)	5.63	1.22	152
—		8.92	8.86	108,000	0.65		5.42	0.97	248

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   125

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Fund
Year Ended February 29, 2008	$9.31	$0.51	$(0.56)	$(0.05)	$(0.49)	$—	$(0.49)
September 1, 2006 through February 28, 2007 (e)	9.20	0.24	0.12	0.36	(0.25)	—	(0.25)
Year Ended August 31, 2006	9.76	0.48	(0.32)	0.16	(0.45)	(0.27)	(0.72)
Year Ended August 31, 2005	9.97	0.32	0.20	0.52	(0.43)	(0.30)	(0.73)
Year Ended August 31, 2004	9.95	0.36	0.32	0.68	(0.36)	(0.30)	(0.66)
Year Ended August 31, 2003	10.05	0.43	(0.02)	0.41	(0.43)	(0.08)	(0.51)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from August 31 to the last day in February.

SEE NOTES TO FINANCIAL STATEMENTS.

126   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 8.77	(0.56)%	$175,866	0.40%	5.56%	0.47%	821%
9.31	3.95	162,248	0.40	5.23	0.45	357
9.20	1.80	145,624	0.40	5.00	0.48	711
9.76	5.45	126,272	0.40	3.90	0.51	559
9.97	7.05	380,794	0.40	3.59	0.56	571
9.95	4.08	444,000	0.40	4.19	0.55	679

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008

1. Organization

JPMorgan Trust I (“JPM I”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. J.P. Morgan Mutual Fund Group (“MFG”) was organized as a Massachusetts business trust on May 11, 1987. JPM I and MFG (the “Trusts”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Bond Fund	Class A, Class B, Class C, Select Class, Institutional Class and Ultra	JPM I
Emerging Markets Debt Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class	JPM I
Enhanced Income Fund	Institutional Class	JPM I
Real Return Fund	Class A, Class C, Select Class and Institutional Class	JPM I
Short Term Bond Fund	Class A, Select Class and Institutional Class	JPM I
Short Term Bond Fund II	Class A, Class M and Select Class	MFG
Strategic Income Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I

Class A and Class C Shares of the Emerging Markets Debt Fund commenced operations on June 30, 2006.

Class R5 Shares of the Emerging Markets Debt Fund commenced operations on May 15, 2006.

Class M Shares of the Strategic Income Fund were liquidated on July 2, 2007.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

The Funds have changed their fiscal year end from August 31st to the last day of February.

Class A and Class M Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives shall generally be valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ OMX Group, Inc. shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which

128   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of February 29, 2008 (amounts in thousands):

	Market Value	Percentage
Bond Fund	$46,888	2.8%
Emerging Markets Debt Fund	37,753	12.6
Enhanced Income Fund	2,766	2.7
Real Return Fund	1,273	1.6
Short Term Bond Fund	21,428	2.0
Short Term Bond Fund II	5,034	2.0
Strategic Income Fund	2,048	13.4

C.  Loan Participations and Assignments — Certain Funds may invest in loan participations and assignments of all or a portion of loans. When the Funds purchase a loan participation, the Funds typically enter into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Funds have direct rights against the borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the borrower, and with respect to loan participations, the Selling Participant and any other persons interpositioned between the Funds and the borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the senior loan in which it has purchased the loan participation.

D.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of February 29, 2008, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F.  Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into non-deliverable forwards (obligations to deliver in US dollars the difference between the prevailing market rate for the reference currency and the agreed upon exchange rate.) Some of the Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk to generate gains to the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

As of February 29, 2008, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G.  Written Options — When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Funds write options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Uncovered call options subject the Funds to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Funds to loss only to the extent of the value of the underlying security. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of February 29, 2008, the Funds had written options contracts outstanding as listed on their Schedules of Portfolio Investments. Transactions in written options during the year ended February 29, 2008 were as follows (amounts in thousands, except number of contracts):

	Bond Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 28, 2007	4,197	$753	$5,217,450	$38,405
Options written	57,399	32,765	10,269,928	86,104
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(49,530)	(23,311)	(14,214,952)	(109,576)
Options outstanding at February 29, 2008	12,066	$10,207	$1,272,426	$14,933

	Real Return Fund
	Number of Contracts	Premiums Received	Notional Value	Notional Value	Notional Value	Premiums Received
Options outstanding at February 28, 2007	106,181	$34	$122,819	EUR 1,000	AUD —	$1,464
Options written	(103,605)	1,379	345,393	—	AUD 19,460	2,919
Options expired	(44)	(2)	(13,106)	—	—	(6)
Options terminated in closing purchase transactions	(2,044)	(941)	(435,627)	(1,000)	—	(3,958)
Options outstanding at February 29, 2008	488	$470	$19,479	EUR —	AUD 19,460	$419

	Short Term Bond Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 28, 2007	533	$101	$1,612,870	$13,046
Options written	13,906	10,151	3,855,218	32,191
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(11,327)	(7,255)	(5,062,163)	(40,749)
Options outstanding at February 29, 2008	3,112	$2,997	$405,925	$4,488

	Short Term Bond II Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 28, 2007	164	$32	$319,031	$3,477
Options written	2,712	2,016	486,967	5,317
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(2,165)	(1,361)	(771,903)	(8,164)
Options outstanding at February 29, 2008	711	$687	$34,095	$630

130   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Strategic Income Fund
	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at February 28, 2007	114	$23	$158,040	$1,495
Options written	1,243	450	191,982	1,887
Options expired	—	—	—	—
Options terminated in closing purchase transactions	(1,220)	(417)	(344,700)	(3,317)
Options outstanding at February 29, 2008	137	$56	$5,322	$65

H. Swaps — The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, although the risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Interest rate swap agreements involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

Spread-lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and a reference rate.

The Funds may enter into credit default contracts where one party, the protection buyer, makes a periodic payment or pays a premium to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. A premium received by the Funds, as the protection seller, is recorded as a liability on the Funds’ books. A premium paid by the Funds, as the protection buyer, is recorded as an asset on the Funds’ books. Periodic payments received or paid by the Funds are recorded as realized gains or losses. Payments received or made as a result of a credit event are recognized, net of a proportional amount of the premium, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the Funds could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the Funds may be unable to close out their position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. In the event that the referenced obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Premiums paid/received by the Funds are recorded as an asset and/or liability on the Statement of Assets and Liabilities and are recorded as a realized gain/loss on the termination date. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract.

As of February 29, 2008, the Funds had outstanding swap agreements as listed on their Schedules of Portfolio Investments.

I.  Short Sales — Certain Funds may engage in short sales (selling securities they do not own in anticipation of a decline in the market value of the security) as part of their normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Interest expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

As of February 29, 2008, the Funds had outstanding short sales as listed on their Schedules of Portfolio Investments.

J. Commitments — The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

K. Dollar Rolls — Certain Funds may enter into dollar rolls, principally using To Be Announced (“TBA”) securities, in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had TBA Dollar Rolls outstanding as of February 29, 2008, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Funds reserve assets with a current value at least equal to the amount of their TBA Dollar Rolls.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

M. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

N. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact on the Funds’ financial statements.

O. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

P. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

132   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Bond Fund	$3,983	$7,452	$(11,435)
Emerging Markets Debt Fund	336	(56)	(280)
Enhanced Income Fund	(188)	(147)	335
Real Return Fund	—	335	(335)
Short Term Bond Fund	—	2,937	(2,937)
Short Term Bond Fund II	—	(101)	101
Strategic Income Fund	(7,690)	127	7,563

The reclassifications for the Funds relate primarily to foreign currency gains or losses, foreign futures contracts, foreign options contracts (Real Return Fund), swap contract gains and losses, equalization (Emerging Markets Debt Fund), distribution reclassification (Emerging Markets Debt Fund), expiration of capital loss carryover (Strategic Income Fund) and return of capital (Enhanced Income Fund).

Q. Equalization — Strategic Income Fund and Short Term Bond Fund II use the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

R. Redemption Fees — Generally, shares of the Emerging Markets Debt Fund and, prior to June 16, 2006, shares of the Strategic Income Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital. Effective June 16, 2006, a redemption fee is no longer being charged on shares of the Strategic Income Fund held for less than 60 days.

S. Recent Accounting Pronouncements — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Bond Fund	0.30%
Emerging Markets Debt Fund	0.70
Enhanced Income Fund	0.25
Real Return Fund	0.35
Short Term Bond Fund	0.25
Short Term Bond Fund II	0.25
Strategic Income Fund	0.45

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended February 29, 2008 were as follows (amounts in thousands):

Bond Fund	$147
Emerging Markets Debt Fund	16
Enhanced Income Fund	34
Real Return Fund	6
Short Term Bond Fund	329
Short Term Bond Fund II	32
Strategic Income Fund	1

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 29, 2008, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M
Bond Fund	0.25%	0.75%	0.75%	n/a
Emerging Markets Debt Fund	0.25	n/a	0.75	n/a
Real Return Fund	0.25	n/a	0.75	n/a
Short Term Bond Fund	0.25	n/a	n/a	n/a
Short Term Bond Fund II	0.25	n/a	n/a	0.35%
Strategic Income Fund	0.25	0.75	0.75	0.50	*

*	Class M Shares of the Strategic Income Fund were liquidated on July 2, 2007.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 29, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Bond Fund	$20		$18
Emerging Markets Debt Fund	9		1
Real Return Fund	5		—	(a)
Short Term Bond Fund	1		2
Short Term Bond Fund II	—	(a)	—
Strategic Income Fund	1		7

(a)	Amount rounds to less than $1,000.

134   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M		Class R5	Select Class	Institutional Class
Bond Fund	0.25%	0.25%	0.25%	n/a		n/a	0.25%	0.10%
Emerging Markets Debt Fund	0.25	n/a	0.25	n/a		0.05%	0.25	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a		n/a	n/a	0.10
Real Return Fund	0.25	n/a	0.25	n/a		n/a	0.25	0.10
Short Term Bond Fund	0.25	n/a	n/a	n/a		n/a	0.25	0.10
Short Term Bond Fund II	0.25	n/a	n/a	0.25%		n/a	0.25	n/a
Strategic Income Fund	0.25	0.25	0.25	0.30	*	n/a	0.25	0.10

*	Class M Shares of the Strategic Income Fund were liquidated on July 2, 2007.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class M		Class R5	Select Class	Institutional Class	Ultra
Bond Fund	0.75%	1.50%	1.50%	n/a		n/a	0.69%	0.49%	0.40%
Emerging Markets Debt Fund	1.50	n/a	2.00	n/a		1.05%	1.25	n/a	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a		n/a	n/a	0.25	n/a
Real Return Fund	0.90	n/a	1.40	n/a		n/a	0.65	0.50	n/a
Short Term Bond Fund	0.75	n/a	n/a	n/a		n/a	0.60	0.30	n/a
Short Term Bond Fund II	0.75	n/a	n/a	1.00%		n/a	0.50	n/a	n/a
Strategic Income Fund	1.15	1.65	1.65	1.45	*	n/a	0.90	0.65	n/a

*	Class M Shares of the Strategic Income Fund were liquidated on July 2, 2007.

The contractual expense limitation agreements were in effect for the year ended February 29, 2008. The expense limitation percentages in the table above are in place until at least June 30, 2008.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   135

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

For the year ended February 29, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Bond Fund	$465	$184	$80	$729	$—
Emerging Markets Debt Fund	7	6	—	13	—
Enhanced Income Fund	268	46	153	467	—
Real Return Fund	236	58	71	365	111
Short Term Bond Fund	634	320	431	1,385	—
Short Term Bond Fund II	233	83	238	554	—
Strategic Income Fund	89	20	3	112	189

	Voluntary Waivers
	Investment Advisory	Administration	Total
Bond Fund	$315	$317	$632
Enhanced Income Fund	—	77	77
Short Term Bond Fund	2	640	642

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the fiscal year ended August 31, 2006, the Advisor made a voluntary contribution to the Emerging Markets Debt Fund of approximately $149,000 to cover an opportunity cost.

During the year ended, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended February 29, 2008, the Bond Fund, Real Return Fund and Short Term Bond Fund incurred approximately $16,000, less than $1,000 and $130,000, respectively in brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended February 29, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Bond Fund	$35,555,817	$36,146,655	$1,621,583	$1,609,886
Emerging Markets Debt Fund	322,370	159,978	24,911	22,872
Enhanced Income Fund	387,589	479,767	3,347	3,224
Real Return Fund	431,353	407,184	65,810	66,001
Short Term Bond Fund	10,066,062	10,228,370	458,571	314,705
Short Term Bond Fund II	1,248,271	1,504,207	34,165	34,547
Strategic Income Fund	189,187	198,164	27,374	26,893

136   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at February 29, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bond Fund	$2,151,927	$32,479	$122,475	$(89,996)
Emerging Markets Debt Fund	295,654	7,575	6,955	620
Enhanced Income Fund	117,149	246	7,818	(7,572)
Real Return Fund	83,633	5,013	715	4,298
Short Term Bond Fund	1,268,548	23,856	64,836	(40,980)
Short Term Bond Fund II	268,958	3,439	15,670	(12,231)
Strategic Income Fund	19,997	332	719	(387)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, interest only adjustment (Bond Fund), partnership basis adjustment (Short Term Bond Fund) and purchased options.

The tax character of distributions paid during the fiscal year ended February 29, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Bond Fund	$114,904	$—	$—	$114,904
Emerging Markets Debt Fund	19,112	2,300	—	21,412
Enhanced Income Fund	8,070	—	189	8,259
Real Return Fund	3,975	—	—	3,975
Short Term Bond Fund	85,687	—	—	85,687
Short Term Bond Fund II	14,180	—	—	14,180
Strategic Income Fund	1,027	—	—	1,027

The tax character of distributions paid during the period ended February 28, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Bond Fund	$49,655	—	$49,655
Emerging Markets Debt Fund	3,473	$204	3,677
Enhanced Income Fund	4,780	—	4,780
Real Return Fund	470	—	470
Short Term Bond Fund	33,925	—	33,925
Short Term Bond Fund II	10,748	—	10,748
Strategic Income Fund	617	—	617

At February 29, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Bond Fund	$12,154	$(47,666)	$(90,266)
Emerging Markets Debt Fund	1,293	—	(4,293)
Enhanced Income Fund	—	(10,940)	(7,444)
Real Return Fund	342	(1,455)	4,057
Short Term Bond Fund	7,614	(45,102)	(28,904)
Short Term Bond Fund II	787	(29,735)	(10,962)
Strategic Income Fund	215	(14,756)	(430)

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   137

NOTES TO FINANCIAL STATEMENTS
AS OF FEBRUARY 29, 2008 (continued)

For the Funds, the cumulative timing differences primarily consist of deferred compensation, distributions payable, mark to market of forward contracts, mark to market of options contracts, mark to market of futures contracts, mark to market of swap contracts (Real Return Fund), straddle loss deferrals, post October loss deferrals, wash sale loss deferrals, defaulted bond accruals, outstanding interest only adjustment (Bond Fund) and outstanding partnership basis adjustment (Short Term Bond Fund).

As of February 29, 2008, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2009		2010		2011	2012	2013	2014	2015	2016	Total
Bond Fund	$—		$—		$—	$—	$—	$6,291	$14,908	$26,467	$47,666
Enhanced Income Fund	—		1,180		792	3,941	526	680	421	3,400	10,940
Real Return Fund	—		—		—	—	—	149	1,306	—	1,455
Short Term Bond Fund	—		—		—	1,803	1,217	8,476	6,394	27,212	45,102
Short Term Bond Fund II	—		—		—	1,675	657	14,799	10,312	2,292	29,735
Strategic Income Fund	5,237	*	8,447	*	—	—	—	—	463	609	14,756

*	A portion of this capital loss carried forward was acquired though the merger with JPMorgan Strategic Income Fund and may be limited under IRC Sections 381-384.

During the year ended February 29, 2008, the Strategic Income Fund had capital losses expiring of approximately $7,690,000.

During the year ended February 29, 2008, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Real Return Fund	$277

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the period ended February 29, 2008, the Funds deferred to March 1, 2008 post October capital losses of (amounts in thousands):

	Capital losses	Currency Losses
Bond Fund	$7,068	$—
Emerging Markets Debt Fund	1,085	193
Enhanced Income Fund	241	—
Real Return Fund	235	—
Short Term Bond Fund	8,742	544
Strategic Income Fund	119	—

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 29, 2008. Average borrowings from another fund for the year ended February 29, 2008, were as follows (amounts in thousands):

Date	Average Borrowings	Number of Days Used	Interest Paid
Bond Fund	$15,796	4	$9
Strategic Income Fund	640	1	—	(a)

(a)	Amount rounds to less than $1,000.

138   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

Certain Funds may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Emerging Market Debt Fund’s relatively large investment in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of less political, social or economic stability in these markets may have disruptive effects on the market prices of the Emerging Market Debt Fund’s investments and the income they generate, as well as the Emerging Market Debt Fund’s ability to repatriate such amounts.

8. Transfers-In-Kind

After the close of business on February 3, 2006, several common trust funds managed by JPMCB transferred securities in-kind to the Bond Fund in a tax-free exchange. The common trust funds purchased Select Class Shares of the Bond Fund and the Bond Fund received portfolio securities with market values as listed below, including net unrealized depreciation of approximately $12,862,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the Bond Fund is equal to the common trust funds’ cost of the securities at the time of the in-kind transfer.

	Market Value of Securities Transferred to the Bond Fund (amounts in thousands)	Number of Select Class Shares Issued (amounts in thousands)
JPMorgan Chase Bank Fixed Income Fund	$164,784	17,738
JPMorgan Chase Bank Intermediate Fixed Income Fund	361,940	38,960
JPMorgan Chase Bank Intermediate Term Bond Trust	186,712	20,098
JPMorgan Chase Bank Fixed Income Trust	30,829	3,318
	$744,265	80,114

9. Subsequent Event

On March 16, 2008, JPMorgan announced that it will acquire The Bear Stearns Companies Inc. (“Bear Stearns”) pending regulatory and shareholder approvals. The transaction is expected to close by the end of the second calendar quarter 2008. In addition, JPMorgan and Bear Stearns entered into a share purchase agreement on March 24, 2008. Pursuant to that share purchase agreement, JPMorgan purchased 95 million newly issued common shares of Bear Stearns’ stock, or 39.5% of the company after issuance, on April 8, 2008.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   139

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of JPMorgan Mutual Fund Group and JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and of cash flows (for Emerging Markets Debt Fund and Strategic Income Fund), and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Bond Fund, JPMorgan Enhanced Income Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Real Return Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II and JPMorgan Strategic Income Fund (hereafter collectively referred to as the “Funds”) at February 29, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2008

140   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   141

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

142   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Elizabeth A. Davin (1964),** Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	Prior to February 14, 2008, Ms. Davin was an Assistant Secretary.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   143

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, September 1, 2007, and continued to hold your shares at the end of the reporting period, February 29, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Bond Fund
Class A
Actual	$1,000.00	$1,004.50	$3.74	0.75%
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class B
Actual	1,000.00	1,001.20	6.97	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Class C
Actual	1,000.00	1,001.40	6.97	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Select Class
Actual	1,000.00	1,005.20	3.24	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65
Institutional Class
Actual	1,000.00	1,005.80	2.44	0.49
Hypothetical	1,000.00	1,022.43	2.46	0.49
Ultra
Actual	1,000.00	1,006.50	2.00	0.40
Hypothetical	1,000.00	1,022.87	2.01	0.40

144   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio

Emerging Markets Debt Fund
Class A
Actual	$1,000.00	$1,062.20	$7.49	1.46%
Hypothetical	1,000.00	1,017.60	7.32	1.46
Class C
Actual	1,000.00	1,058.40	10.08	1.97
Hypothetical	1,000.00	1,015.07	9.87	1.97
Class R5**
Actual	1,000.00	1,064.50	5.24	1.02
Hypothetical	1,000.00	1,019.79	5.12	1.02
Select Class
Actual	1,000.00	1,063.50	6.26	1.22
Hypothetical	1,000.00	1,018.80	6.12	1.22

Enhanced Income Fund
Institutional Class
Actual	1,000.00	971.10	0.98	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20

Real Return Fund
Class A
Actual	1,000.00	1,107.50	4.72	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90
Class C
Actual	1,000.00	1,103.90	7.32	1.40
Hypothetical	1,000.00	1,017.90	7.02	1.40
Select Class
Actual	1,000.00	1,108.20	3.41	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65
Institutional Class
Actual	1,000.00	1,108.80	2.62	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50

Short Term Bond Fund
Class A
Actual	1,000.00	1,010.10	3.75	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Select Class
Actual	1,000.00	1,012.20	2.75	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Institutional Class
Actual	1,000.00	1,012.50	1.50	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30

Short Term Bond Fund II
Class A
Actual	1,000.00	1,012.80	3.75	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class M
Actual	1,000.00	1,010.60	5.00	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   145

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2007	Ending Account Value, February 29, 2008	Expenses Paid During September 1, 2007 to February 29, 2008*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$1,012.90	$2.50	0.50%
Hypothetical	1,000.00	1,022.38	2.51	0.50

Strategic Income Fund
Class A
Actual	1,000.00	1,030.30	5.81	1.15
Hypothetical	1,000.00	1,019.14	5.77	1.15
Class B
Actual	1,000.00	1,027.50	8.32	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65
Class C
Actual	1,000.00	1,027.70	8.32	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65
Select Class
Actual	1,000.00	1,031.40	4.55	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90
Institutional Class
Actual	1,000.00	1,032.70	3.29	0.65
Hypothetical	1,000.00	1,021.63	3.27	0.65

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

146   JPMORGAN INCOME FUNDS        FEBRUARY 29, 2008

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 29, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Funds with Long Term Capital Gain Designation — 15%

The following Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 29, 2008 (amounts in thousands):

Long-Term Capital Gain Distribution
Emerging Markets Debt Fund	$2,300

Qualified Interest Income (QII)

For the fiscal year ended February 29, 2008, the Funds designated the following amounts of ordinary distributions paid during the Funds’ fiscal year that are from qualified interest income (amounts in thousands):

Qualified Interest Income
Bond Fund	$95,004
Emerging Markets Debt Fund	1,398
Enhanced Income Fund	6,985
Real Return Fund	3,686
Short Term Bond Fund	75,739
Short Term Bond Fund II	12,154
Strategic Income Fund	717

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 29, 2008:

Income from U.S. Treasury Obligations
Bond Fund	3.09%
Enhanced Income Fund	1.00
Real Return Fund	93.44
Short Term Bond Fund	5.97
Short Term Bond Fund II	2.42
Strategic Income Fund	5.19

Qualified Short-Term Capital Gain Designation

For the fiscal year ended February 29, 2008, Emerging Markets Debt Fund designated approximately $2,671,000 of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gains.

FEBRUARY 29, 2008        JPMORGAN INCOME FUNDS   147

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. February 2008.	AN-INC-208

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2008 – $91,800

2007 – $68,000 *

* The Fund’s fiscal year end changed to the last day of February effective February 2007. The fees are for the six months ending February 28, 2007, the new fiscal year end of the Fund.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2007 – $15,213,000
2006 – $9,775,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2008 – $9,660
2007 – $9,680 *

* The Fund’s fiscal year end changed to the last day of February effective February 2007. The fees are for the six months ending February 28, 2007, the new fiscal year end of the Fund.

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2007 and 2006.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2008 – $20,000*
2007 – Not applicable

* Services for language translation of financial reports.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2008 – 0.0%

2007 – 100.0%*

* The number shown represents the percentage of services that were pre-approved. The percentage of services that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $19.9 million in 2007 and $21.6 million in 2006.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Group

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

May 8, 2008

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

May 8, 2008